BLACKROCK EQUITY DIVIDEND TRUST
BLACKROCK STRATEGIC EQUITY DIVIDEND TRUST
BLACKROCK ENHANCED EQUITY DIVIDEND TRUST
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 882-0052

November 17, 2011

Dear Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the "Special Meeting") of BlackRock Equity Dividend Trust ("BDV"), BlackRock Strategic Equity Dividend Trust ("BDT") and BlackRock Enhanced Equity Dividend Trust ("BDJ" and together with BDV and BDT, each a "Fund," and collectively, the "Funds"), each a Delaware statutory trust, to be held on Thursday, December 22, 2011 at 9:00 a.m. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the BDV, BDT and BDJ.

Shareholders of each Fund will be asked to consider the following proposals (each, a "Proposal"), which are described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: (i) reorganizing BDV and BDT with and into BDJ (the "Reorganizations"), a fund with the same or substantially similar (but not identical) investment objective and investment policies; and (ii) issuing additional shares of common stock of BDJ (the "Issuances") in connection with the Reorganizations.

The Board of Trustees of each Fund believes each Proposal, as applicable, is in the best interests of its respective fund and shareholders and unanimously recommends that you vote "FOR" each Proposal, as applicable.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;
•	By internet;
•	By returning the enclosed proxy card in the postage-paid envelope; or
•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be contacted by Georgeson Inc., our proxy solicitor, to vote your shares over the telephone.

As always, we appreciate your support.

Sincerely,

John M. Perlowski
President and Chief Executive Officer

BlackRock Equity Dividend Trust
BlackRock Strategic Equity Dividend Trust
BlackRock Enhanced Equity Dividend Trust

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "For" each Proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

November 17, 2011

IMPORTANT NOTICE

TO SHAREHOLDERS OF
BLACKROCK EQUITY DIVIDEND TRUST
BLACKROCK STRATEGIC EQUITY DIVIDEND TRUST
BLACKROCK ENHANCED EQUITY DIVIDEND TRUST

QUESTIONS & ANSWERS

Although we recommend that you read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.

Q:	Why is a shareholder meeting being held?
A:	Shareholders of BlackRock Equity Dividend Trust (BDV) and BlackRock Strategic Equity Dividend Trust (BDT): You are being asked to vote on the reorganization (each, a "Reorganization") of each of BDV and BDT (each such fund being referred to herein as a "Target Fund") into BlackRock Enhanced Equity Dividend Trust ("BDJ" or the "Acquiring Fund" and, together with the Target Funds, the "Funds"), a closed-end fund that pursues an investment objective and has investment policies that are either the same or substantially similar (but not identical) to those of each of the Target Funds and has the same investment adviser, BlackRock Advisors, LLC (the "Investment Advisor"), as the Target Funds. The term "Combined Fund" will refer to BDJ as the surviving Fund after the Reorganizations.

Shareholders of BlackRock Enhanced Equity Dividend Trust (BDJ): You are being asked to vote on the issuance of additional shares of common stock of the Acquiring Fund in connection with the Reorganizations.

Q:	Why are the Reorganizations being recommended?
A:	The Board of Trustees of each Fund (collectively, the "Boards") anticipates that the Reorganizations will benefit the shareholders of each of the Target Funds and the Acquiring Fund by providing certain of the following benefits as applicable to each Fund: the potential for a lower operating expense ratio (although immediately after the consummation of the Reorganizations the Combined Fund is expected to have a higher expense ratio than each of the Target Funds), the use of an option writing strategy over a greater percentage of assets at a relatively lower cost, portfolio management and administrative efficiencies, enhanced market liquidity, marketing benefits and a distribution yield comparable to the current distribution yield of BDJ (assuming all other conditions remain the same). Because each Fund will vote separately on its respective Reorganization, there are multiple potential combinations of Reorganizations. The Boards of the Funds and the Investment Advisor believe that the most likely result of the potential combinations of Reorganizations is the combination of all the Funds. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor anticipates that it may recommend alternative proposals to the Board of each Target Fund, which may include dividend adjustments and/or modifications to each of the Target Fund's investment strategies.

Under current market conditions and all other things being equal, the distribution yield of the Combined Fund is expected to be comparable to the current distribution yield of BDJ. The current distribution yield of BDJ is significantly higher than those of the Target Funds. Of course, no assurance can be given that the common shares of the Combined Fund will trade at or about the current market price of BDJ after the Reorganization. As of September 30, 2011 and on a historical average basis, each Target Fund is trading/has traded at a wider discount than that of BDJ. Beginning in early August 2011, BDV and the Acquiring Fund have traded at similar discounts, with BDV trading at a narrower discount than BDJ from time-to-time. To the extent each Target Fund is trading at a wider discount than that of BDJ at the time of the Reorganizations, Target Fund Shareholders would have the potential for an economic benefit by the narrowing of the discount. To the extent each Target Fund is trading at a narrower discount than that of BDJ at the time of the Reorganizations, Target Fund Shareholders may be negatively impacted by the widening of the discount. However, if the

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Reorganizations of the Target Funds are not approved, the Investment Advisor may recommend alternative proposals to the Board of each Target Fund, which may include dividend adjustments or modifications to the Target Funds' investment strategies.

If the Reorganizations are consummated, the Target Funds will receive the benefit of the use of an option writing strategy over a greater percentage of its assets at a cost below where the Investment Advisor would price such services for a new fund. The most recent fund launched with a similar level of overwriting and advised by the Investment Advisor is charged a management fee of 1.00%, whereas the Combined Fund will have a management fee of 0.81%. The costs associated with the proposed Reorganizations, including the costs associated with the shareholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate, except that, since the Combined Fund’s expenses are expected to be substantially higher than BDV’s current expenses, the Advisor has decided to cover BDV’s costs of the Reorganization. Therefore, the costs associated with BDV’s Reorganization will not be borne directly by BDV. Because of the expected benefits for each Fund, and because, over time, the savings attributable to BDJ’s participation in each Reorganization outweigh the costs associated with such Reorganization, the Advisor recommended, and the Boards have approved, that BDT and BDJ each be responsible for its own Reorganization expenses. See “Reasons for the Reorganizations” in the attached Joint Proxy Statement/Prospectus.

Q:	How will the Reorganizations affect the fees and expenses of the Funds?
A:	The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (as defined below) for the Combined Fund of 0.95% on a pro forma basis for the 12-month period ended April 30, 2011. For the 12-month period ended April 30, 2011, the Total Expense Ratios of BDV, BDT and BDJ were 0.81%, 0.93% and 1.16%, respectively. When we use the term “Total Expenses,” we mean a Fund’s total annual operating expenses. When we use the term “Total Expense Ratio,” we mean a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

Shareholders of the Target Funds: The Total Expense Ratio for the Combined Fund is expected to have a higher expense ratio than each of the Target Funds, representing an increase of 0.14% for BDV and 0.02% for BDT, each as a percentage of average net assets attributable to common shares; however, the Board of each Target Fund believes that the other benefits of the Reorganization outweigh such additional costs. See “Reasons for the Reorganizations” in the attached Joint Proxy Statement/Prospectus. In addition, the Combined Fund would be competitively priced relative to peers and below the median contractual management fee for Lipper peers.

Shareholders of BDJ: The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 0.95% on a pro forma basis for the 12- month period ended April 30, 2011, representing a reduction in the Total Expense Ratio for BDJ of 0.21% as a percentage of average net assets attributable to common shares. The Boards believe that the completion of the Reorganization would result in a reduced Total Expense Ratio for BDJ because the Combined Fund’s management fee is expected to be lower than BDJ’s current management fee and because certain fixed administrative costs would be spread across the Combined Fund’s larger asset base.

Q:	What happens if shareholders of one Target Fund do not approve its Reorganization but shareholders of the other Target Fund do approve their Reorganization?
A:	An unfavorable vote on a proposed Reorganization by the shareholders of one Target Fund will not affect the implementation of the Reorganization of the other Target Fund, if the other Reorganization is approved by the shareholders of the other Target Fund and the issuance of additional common shares of the Acquiring Fund is approved by the shareholders of the Acquiring Fund with respect to the other Target Fund. However, if the Reorganizations of the Target Funds are not approved, the Investment Advisor may recommend alternative proposals to the Board of each Target Fund, which may include dividend adjustments or modifications to the Target Funds' investment strategies.

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Q:	What happens if shareholders of the Acquiring Fund do not approve the issuance of additional common shares in connection with the Reorganization of one Target Fund but do approve the issuance of additional common shares in connection with the Reorganization of the other Target Fund?
A:	An unfavorable vote by shareholders of the Acquiring Fund on the issuance of additional common shares in connection with the Reorganization of one Target Fund will not affect the implementation of the Reorganization by the other Target Fund, if the issuance of additional common shares in connection with the other Reorganization is approved by the shareholders of the Acquiring Fund and the other Reorganization is approved by the shareholders of the other Target Fund. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may recommend alternative proposals to the Board of such Target Fund, which may include dividend adjustments or modifications to such Target Fund's investment strategies.
Q:	How similar are the Funds?
A:	Each Fund is a Delaware statutory trust and a diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Board of each Fund consists of the same directors. Each Fund's common stock is listed on the New York Stock Exchange. The Funds have the same investment adviser and have the same portfolio managers.

Each of the investment objectives and the investment strategies and restrictions of the Funds are the same or substantially similar (but not identical). The Acquiring Fund's primary investment objective is to seek current income and current gains, with a secondary objective of long-term capital appreciation. BDV's investment objective is to provide total return through a combination of current income, capital gains and capital appreciation. BDT's investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. Each Fund's investment objective(s) is not a fundamental policy and may be changed without shareholder approval. Each Fund, under normal market conditions, invests at least 80% of its total assets in dividend-paying equities and may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends. BDT differs from the other Funds in that it also invests substantially all of its total assets in small- and mid-capitalization companies, as defined by the Russell Mid Cap Index. Finally, the Acquiring Fund uses an option strategy that writes options on approximately 50-60% of its total assets, whereas the other Funds generally overwrite 10-20% of their respective total assets.

As used throughout this notice, the Joint Proxy Statement/Prospectus and the Statement of Additional Information, "total assets" of a Fund means the Fund's net assets plus the amount of any borrowings for investment purposes. Please see the Joint Proxy Statement/Prospectus for additional comparison information.

Q:	How will the Reorganizations be effected?
A:	Assuming Target Fund shareholders approve the Reorganizations of the Target Funds and Acquiring Fund shareholders approve the issuance of additional common shares of the Acquiring Fund, the assets and liabilities of the Target Funds will be combined with those of the Acquiring Fund, and the Target Funds will dissolve.

Shareholders of the Target Funds: You will become shareholders of the Acquiring Fund. You will receive newly issued common shares of beneficial interest of the Acquiring Fund, par value $0.001 per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the common shares of the particular Target Fund you held immediately prior to such Reorganization, less the costs of the Reorganization (though you may receive cash for fractional shares).

Shareholders of BDJ: You will remain shareholders of BDJ.

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Q:	At what prices have common shares of the Target Funds and the Acquiring Fund historically traded?
A:	As of September 30, 2011 and on a historical average basis, each Target Fund is trading/has traded at a wider discount than that of BDJ. Beginning in early August 2011, BDV and the Acquiring Fund have traded at similar discounts, with BDV trading at a narrower discount than BDJ from time-to-time. To the extent each Target Fund is trading at a wider discount than that of BDJ at the time of the Reorganizations, Target Fund Shareholders would have the potential for an economic benefit by the narrowing of the discount. To the extent each Target Fund is trading at a narrower discount than that of BDJ at the time of the Reorganizations, Target Fund Shareholders may be negatively impacted by the widening of the discount. In addition, as noted above, if the Reorganization of a Target Fund is not approved, the Investment Advisor anticipates that it may recommend alternative proposals to the Board of each Target Fund, which may include dividend adjustments and/or modifications to each of the Target Fund's investment strategies. There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below net asset value. In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative net asset values (not the market values) of each respective Fund's common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganizations.
Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?
A:

You will pay no sales loads or commissions in connection with the Reorganizations. However, regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations, including the costs associated with the shareholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate, except that, since the Combined Fund’s expenses are expected to be substantially higher than BDV’s current expenses, the Advisor has decided to cover BDV’s costs of the Reorganization. Therefore, the costs associated with BDV’s Reorganization will not be borne directly by BDV. Because of the expected benefits for each Fund, and because, over time, the savings attributable to BDJ’s participation in each Reorganization outweigh the costs associated with such Reorganization, the Advisor recommended, and the Boards have approved, that BDT and BDJ each be responsible for its own Reorganization expenses. See “Reasons for the Reorganizations” in the attached Joint Proxy Statement/Prospectus. Such costs are estimated to be $1,731,522 in the aggregate, of which $628,376 is estimated to be attributable to BDV, $445,589 is estimated to be attributable to BDT and $657,557 is estimated to be attributable to BDJ. Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations. The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

Q:	Will I have to pay any U.S. federal taxes as a result of the Reorganizations?
A:	Each of the Reorganizations is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund common shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes as a result of the transfer of all of its assets and liabilities in exchange for the Acquiring Fund common shares or as a result of its dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to either Reorganization.

On or prior to the closing date of the Reorganization (the "Closing Date"), each of the Target Funds will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to each respective Target Fund's shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt

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interest income, if any, through the Closing Date. Such a distribution will be taxable to each Target Fund's shareholders for U.S. federal income tax purposes.

The Funds' shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Reorganizations?
A:	Although the Acquiring Fund will continue its legal existence and operations after the Reorganizations, the rules of the New York Stock Exchange (on which the Acquiring Fund's common shares are listed) require the Acquiring Fund's shareholders to approve the issuance of additional common shares in connection with the Reorganizations. If the issuance of additional common shares of the Acquiring Fund is not approved, none of the Reorganizations will occur.
Q:	How does the Board of my Fund suggest that I vote?
A:	After careful consideration, the Board of your Fund recommends that you vote "FOR" each of the items proposed for your Fund.
Q:	How do I vote my proxy?
A:	You may cast your vote by mail, phone, internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the "control number" that appears on the proxy card.
Q:	Whom do I contact for further information?
A:	You may contact your financial advisor for further information. You may also call Georgeson Inc., the Funds' proxy solicitor, at 1-866-856-2826.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your common shares to be voted, your shares will be voted "For" each Proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your common shares at the Special Meeting.

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BLACKROCK EQUITY DIVIDEND TRUST
BLACKROCK STRATEGIC EQUITY DIVIDEND TRUST
BLACKROCK ENHANCED EQUITY DIVIDEND TRUST
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, DECEMBER 22, 2011

Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of BlackRock Equity Dividend Trust ("BDV"), BlackRock Strategic Equity Dividend Trust ("BDT") and BlackRock Enhanced Equity Dividend Trust ("BDJ") will be held at the offices of BlackRock, Inc., 1 University Square Drive, Princeton, NJ 08540-6455, on Thursday, December 22, 2011 at 9:00 a.m. for the following purposes:

1. The Reorganizations of the Target Funds

Shareholders of BlackRock Equity Dividend Trust (BDV):

Proposal 1(A): The shareholders of BDV are being asked to approve an Agreement and Plan of Reorganization between BDV and BDJ (the "BDV Reorganization Agreement"), the termination of BDV's registration under the Investment Company Act of 1940 (the "1940 Act") and the dissolution of BDV under Delaware law.

Shareholders of BlackRock Strategic Equity Dividend Trust (BDT):

Proposal 1(B): The shareholders of BDT are being asked to approve an Agreement and Plan of Reorganization between BDT and BDJ (the "BDT Reorganization Agreement"), the termination of BDT's registration under the 1940 Act and the dissolution of BDT under Delaware law.

2. Issuances of Additional Acquiring Fund Shares

Shareholders of BlackRock Enhanced Equity Dividend Trust (BDJ):

Proposal 2(A): The shareholders of BDJ are being asked to approve the issuance of additional shares of common stock of BDJ in connection with the BDV Reorganization Agreement between BDV and BDJ.

Proposal 2(B): The shareholders of BDJ are being asked to approve the issuance of additional shares of common stock of BDJ in connection with the BDT Reorganization Agreement between BDT and BDJ.

Shareholders of record as of the close of business on October 26, 2011 are entitled to vote at the Special Meeting or any adjournment thereof.

THE BOARD OF TRUSTEES (EACH, A "BOARD") OF EACH OF BDV, BDT AND BDJ REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARDS OF BDV AND BDT RECOMMEND THAT YOU CAST YOUR VOTE:

-	FOR THE REORGANIZATION OF YOUR FUND PURSUANT TO THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS, THE TERMINATION OF YOUR FUND'S REGISTRATION UNDER THE 1940 ACT AND THE DISSOLUTION OF YOUR FUND UNDER DELAWARE LAW.

THE BOARD OF BDJ RECOMMENDS THAT YOU CAST YOUR VOTE:

-	FOR THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK OF YOUR FUND IN CONNECTION WITH THE REORGANIZATION AGREEMENT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Trustees of
BlackRock Equity Dividend Trust
BlackRock Strategic Equity Dividend Trust and
BlackRock Enhanced Equity Dividend Trust

John M. Perlowski
President and Chief Executive Officer
BlackRock Equity Dividend Trust
BlackRock Strategic Equity Dividend Trust and
BlackRock Enhanced Equity Dividend Trust

November 17, 2011

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE
OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

JOINT PROXY STATEMENT/PROSPECTUS

BLACKROCK EQUITY DIVIDEND TRUST
BLACKROCK STRATEGIC EQUITY DIVIDEND TRUST
BLACKROCK ENHANCED EQUITY DIVIDEND TRUST

100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 882-0052

JOINT SPECIAL MEETING OF SHAREHOLDERS

December 22, 2011

This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of BlackRock Equity Dividend Trust ("BDV"), BlackRock Strategic Equity Dividend Trust ("BDT") and/or BlackRock Enhanced Equity Dividend Trust ("BDJ"), each a Delaware statutory trust and a diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). A joint special meeting (the "Special Meeting") of shareholders of BDV, BDT and BDJ (each, a "Fund" and collectively, the "Funds") will be held at the offices of BlackRock, Inc. ("BlackRock"), 1 University Square Drive, Princeton, NJ 08540-6455, on Thursday, December 22, 2011 at 9:00 a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees (each, a "Board") of each Fund requests that you vote your common shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is November 22, 2011.

The purposes of the Special Meeting are:

1. The Reorganizations of the Target Funds

Shareholders of BlackRock Equity Dividend Trust (BDV):

Proposal 1(A): The shareholders of BDV are being asked to approve an Agreement and Plan of Reorganization between BDV and BDJ (the "BDV Reorganization Agreement"), the termination of BDV's registration under the 1940 Act and the dissolution of BDV under Delaware law.

Shareholders of BlackRock Strategic Equity Dividend Trust (BDT):

Proposal 1(B): The shareholders of BDT are being asked to approve an Agreement and Plan of Reorganization between BDT and BDJ (the "BDT Reorganization Agreement" and, together with the BDV Reorganization Agreement, the "Reorganization Agreements"), the termination of BDT's registration under the 1940 Act and the dissolution of BDT under Delaware law.

2. Issuances of Additional Acquiring Fund Shares

Shareholders of BlackRock Enhanced Equity Dividend Trust (BDJ):

Proposal 2(A): The shareholders of BDJ are being asked to approve the issuance of additional shares of common stock of BDJ in connection with the BDV Reorganization Agreement between BDV and BDJ.

Proposal 2(B): The shareholders of BDJ are being asked to approve the issuance of additional shares of common stock of BDJ in connection with the BDT Reorganization Agreement between BDT and BDJ.

Shareholders of record as of the close of business on October 26, 2011 are entitled to vote at the Special Meeting or any adjournment thereof.

BDV and BDT are sometimes referred to herein as the "Target Funds," and BDJ is sometimes referred to herein as the "Acquiring Fund." The Reorganization Agreements that Target Fund shareholders are being asked to consider involve transactions that will be referred to in this Joint Proxy Statement/Prospectus individually as a "Reorganization." The Fund surviving any or all Reorganizations is referred to herein as the "Combined Fund."

The Reorganizations seek to combine three funds that are substantially similar (but not identical) to achieve certain economies of scale and other operational efficiencies for the Funds. In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued common shares of the Acquiring Fund, par value $0.001 per share ("Acquiring Fund Shares"). Each Target Fund will distribute Acquiring Fund Shares to common shareholders of such Target Fund, and will then terminate its registration under the 1940 Act and dissolve under Delaware law. The aggregate net asset value of Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate net asset value (not market value) of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the direct costs of such Reorganization, as applicable (although shareholders may receive cash for their fractional common shares).

Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization. The Acquiring Fund will continue to operate after the Reorganization as a registered, diversified, closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

In connection with each Reorganization, the shareholders of the Acquiring Fund are being asked to approve the issuance of additional common shares of the Acquiring Fund.

The Board of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund's shareholders.

In the event that shareholders of a Target Fund do not approve its Reorganization, such Target Fund would continue to exist and operate on a stand-alone basis. In the event the Acquiring Fund shareholders do not approve the issuance of Acquiring Fund Shares in connection with a Reorganization, then the affected Target Fund would continue to exist and operate on a stand-alone basis. However, if the Reorganization of a Target Fund is not approved, the Funds' investment adviser, BlackRock Advisors, LLC (the "Investment Advisor") anticipates that it may recommend alternative proposals to the Board of each Target Fund, which may include dividend adjustments and/or modifications to each of the Target Fund's investment strategies. An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the Reorganization by the other Target Fund.

This Joint Proxy Statement/Prospectus sets forth concisely the information that shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Shares. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated November 17, 2011, relating to this Joint Proxy Statement/Prospectus (the "Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. Copies of each Fund's most recent annual report and semi-annual report can be obtained on a web site maintained by BlackRock at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. The Statement of Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC's web site at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102.

BlackRock will update performance information for the Funds, as well as certain other information for the Funds, on a monthly basis on its website in the "Closed-End Funds" section of www.blackrock.com. Shareholders are advised to periodically check the website for updated performance information and other information about the Funds.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

The common shares of BlackRock Enhanced Equity Dividend Trust are listed on the New York Stock Exchange ("NYSE") under the ticker symbol "BDJ" and will continue to be so listed subsequent to the Reorganization. The common shares of BlackRock Equity Dividend Trust are listed on the NYSE under the ticker symbol "BDV." The common shares of BlackRock Strategic Equity Dividend Trust are listed on the NYSE under the ticker symbol "BDT." Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE Amex, 20 Broad Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Shares in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Photographic identification and proof of ownership will be required for admission to the meeting. For directions to the meeting, please contact Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-866-856-2826.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is November 17, 2011.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

PROPOSAL 1: THE REORGANIZATIONS OF THE TARGET FUNDS

The Proposed Reorganization

The Board of each Fund, including the trustees (the “Trustees”) who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Trustees”), has unanimously approved each Reorganization Agreement. If the shareholders of a Target Fund approve their Reorganization Agreement and the shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Shares in connection with the Reorganization, as applicable (see “Proposal 2: Issuances of Additional Acquiring Fund Shares”), Acquiring Fund Shares will be issued to such Target Fund in exchange for substantially all of the assets of such Target Fund and the assumption of substantially all of the liabilities of such Target Fund. Each Target Fund will then distribute the Acquiring Fund Shares to its shareholders, terminate its registration under the 1940 Act and dissolve under Delaware law. The aggregate net asset value of Acquiring Fund Shares received by a Target Fund’s shareholders in each Reorganization will equal the aggregate net asset value (not the market value) of that Target Fund’s common shares held immediately prior to such Reorganization, less the direct costs of such Reorganization, as applicable (although shareholders may receive cash for their fractional common shares). In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative net asset value, not the market value, of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

The Reorganizations seek to combine three funds that are either the same or substantially similar (but not identical) to achieve certain economies of scale and other operational efficiencies. The Boards of each Target Fund (each, a "Target Fund Board"), based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit shareholders of its Target Fund. The Board of the Acquiring Fund (the "Acquiring Fund Board"), based upon its evaluation of all relevant information, anticipates that the Reorganizations would benefit shareholders of the Acquiring Fund. Because each Fund will vote separately on its respective Reorganization, there are multiple potential combinations of Reorganizations.

The Acquiring Fund's primary investment objective is to seek current income and current gains, with a secondary objective of long-term capital appreciation. BDV's investment objective is to provide total return through a combination of current income, capital gains and capital appreciation. BDT's investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. Each Fund's investment objective(s) is not a fundamental policy and may be changed without shareholder approval. Each Fund, under normal market conditions, invests at least 80% of its total assets in dividend-paying equities and may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends. BDT differs from the other Funds in that it also invests substantially all of its total assets in small- and mid-capitalization companies, as defined by the Russell Mid Cap Index. Finally, the Acquiring Fund uses an option strategy that writes options on approximately 50-60% of its total assets, whereas the other Funds generally overwrite 10-20% of their respective total assets.

The Boards have reviewed data presented by the Investment Advisor and believe that the Reorganizations generally would result in a reduced Total Expense Ratio (as defined below) for the Acquiring Fund, as the Combined Fund’s management fee is expected to be lower than the Acquiring

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Fund’s current management fee and certain fixed administrative costs would be spread across the Combined Fund's larger asset base. If the Reorganizations are approved, the Combined Fund will pay the Investment Advisor a monthly fee at an annual rate of 0.81% of the Combined Fund's average weekly value of its total assets minus the sum of its accrued liabilities ("average weekly managed assets"). Because the Combined Fund has no present intention of borrowing for investment purposes, the Combined Fund's "managed assets" will generally be equal to the Combined Fund's net assets. However, if the Combined Fund borrows for investment purposes, "managed assets" will mean the total assets of the Combined Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

When we use the term "Total Expenses," we mean a Fund's total annual operating expenses. When we use the term "Total Expense Ratio," we mean a Fund's Total Expenses expressed as a percentage of its average net assets attributable to its common shares. For the 12-month period ended April 30, 2011, the Total Expense Ratios of BDV, BDT and BDJ were 0.81%, 0.93% and 1.16%, respectively. The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 0.95% on a pro forma basis for the 12-month period ended April 30, 2011, representing a reduction in the Total Expense Ratio for BDJ of 0.21% as a percentage of average net assets attributable to common shares. The Total Expense Ratio for the Combined Fund is expected to have a higher expense ratio than each of the Target Funds, representing an increase of 0.14% for BDV and 0.02% for BDT, each as a percentage of average net assets attributable to common shares; however, the Board of each Target Fund believes that the other benefits of the Reorganization outweigh such additional costs as described below.

If any of the Reorganizations is approved, the Investment Advisor will reduce the advisory fee payable by the Acquiring Fund by 19 basis points, from 1.00% of average weekly managed assets to 0.81% of average weekly managed assets. These reductions in fees will be effective on the date any Reorganization becomes effective and will not decrease or modify the nature or level of the services that the Investment Advisor will provide to the Acquiring Fund relative to what the Investment Advisor currently provides to the Acquiring Fund. If the shareholders of each Target Fund approves its proposed Reorganization, the advisory fee payable by BDV would increase by 16 basis points, from 0.65% of average weekly managed assets to 0.81% of average weekly managed assets, and the advisory fee payable by BDT would increase by 6 basis points, from 0.75% of average weekly managed assets to 0.81% of average weekly managed assets. In addition, the Combined Fund would be competitively priced relative to peers and below the median contractual management fee for Lipper peers. Despite each Target Fund bearing higher costs, the Target Funds will receive the benefit of the use of an option writing strategy over a greater percentage of its assets at a cost below where the Investment Advisor would price such services for a new fund. The most recent fund launched with a similar level of overwriting and advised by the Investment Advisor is charged a management fee of 1.00%; whereas the Combined Fund is expected to have a management fee of 0.81%.

In approving the proposed Reorganizations, the Board of each Fund, including the Independent Trustees, determined that participation in the Reorganizations is in the best interests of each Fund and its shareholders and that the interests of each Fund's shareholders will not be diluted with respect to the net asset value of such Fund as a result of the Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Trustees, engaged in a thorough review process relating to the proposed Reorganizations. The Boards of the Funds also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Boards' deliberations. The Boards of the Funds, including all of the Independent Trustees, approved the Reorganization at a meeting held on September 8-9, 2011.

The primary factors considered by the Board of each Fund with regard to the Reorganization include, but are not limited to, the following:

1.	The Combined Fund is expected to have a lower Total Expense Ratio than the Acquiring Fund prior to the Reorganization. Even though the ratio of each Target Fund is expected to increase, the Board of each Target Fund believes that the other benefits of the Reorganization outweigh the increase.
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The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the Combined Fund of 0.95% on a pro forma basis for the 12-month period ended April 30, 2011, representing a decrease in the Total Expense Ratio of 0.21% for BDJ and representing an increase in the Total Expense Ratio of 0.14% for BDV and 0.02% for BDT, each as a percentage of average net assets attributable to common shares.

2.	The Target Funds will receive the benefit of the use of an option writing strategy over a greater percentage of its assets at a cost below where the Investment Advisor would price such services for a new fund and below the median of BDJ's Lipper Peer Group. The most recent fund launched with a similar level of overwriting and advised by the Investment Advisor is charged a management fee of 1.00%; whereas the Combined Fund is expected to have a management fee of 0.81%.
3.	The expectation that, if the Reorganizations of the Target Funds are not approved, the Investment Advisor may recommend alternative proposals to the Board of each Target Fund, which may include dividend adjustments or modifications to the Target Funds' investment strategies.
4.	The Acquiring Fund will incur a lower contractual management fee rate as a shareholder of the Combined Fund.
5.	Each Fund's shareholders will remain invested in a diversified, NYSE-listed, closed-end management investment company that will have substantially greater net assets and either the same or substantially similar (but not identical) investment objectives and policies and, as a result, the style and risk/return profile of the Combined Fund will remain comparable to those of each Target Fund shareholders' current investments, subject to the differences described in "Comparison of the Funds."

Each Fund's shareholders would continue to own a closed-end fund that (i) has the same investment adviser and portfolio managers as BDJ, (ii) has comparable risk-return attributes as BDJ, (iii) similarly focuses its investments substantially on those that will pay out dividends, and (iv) trades at market price on the NYSE. See "Investment Objectives and Policies" for additional information regarding the Funds' investment objective(s) and policies.

6.	Under current market conditions and all other things being equal, the distribution yield of the Combined Fund is expected to be comparable to the current distribution yield of BDJ. The current distribution yield of BDJ is significantly higher than those of the Target Funds. Of course, no assurance can be given that the common shares of the Combined Fund will trade at or about the current market price of BDJ after the Reorganization.
7.	As of September 30, 2011 and on a historical average basis, each Target Fund is trading/has traded at a wider discount than that of BDJ. Beginning in early August 2011, BDV and the Acquiring Fund have traded at similar discounts, with BDV trading at a narrower discount than BDJ from time-to-time. To the extent each Target Fund is trading at a wider discount than that of BDJ at the time of the Reorganizations, Target Fund Shareholders would have the potential for an economic benefit by the narrowing of the discount. To the extent each Target Fund is trading at a narrower discount than that of BDJ at the time of the Reorganizations, Target Fund Shareholders may be negatively impacted by the widening of the discount.
8.	The Combined Fund is expected to achieve certain operating and administrative efficiencies from its larger net asset size. The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain fixed and variable costs can be spread over a larger asset base and the larger Combined Fund may realize greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, more favorable transaction terms, better trade execution, more consistent implementation of investment strategies, additional research coverage and greater liquidity.
9.	The Combined Fund may experience potential benefits from having fewer closed-end funds in the market, including potential benefits from a more efficient secondary market and an increased focus by investors on the remaining funds in the market (including the Combined Fund), and fewer similar funds in the same fund complex, including potential benefits from easier product differentiation for shareholders (including shareholders of the Combined Fund).

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10.	The Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than any of the Funds.
11.	Shareholders will recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received in lieu of fractional shares), as each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").
12.	Shareholders will benefit from the continuing experience and expertise of the portfolio management team designated for the Combined Fund and the team's commitment to the investment style and strategies to be used in managing the assets of the Combined Fund. See "Management of the Funds." The portfolio guidelines of the Combined Fund will either be the same or substantially similar (but not identical) to that of each Target Fund, as described in greater detail elsewhere in this Joint Proxy Statement/Prospectus. As a result, it is not anticipated that there will be significant disposition of the holdings in each Target Fund as a result of the Reorganization. In addition, nothing will require the Funds to dispose of holdings in the Target Fund's portfolio if, in the reasonable judgment of the Boards or the Investment Advisor, such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes.
13.	Other than the use of an option writing strategy over a greater percentage of assets for each of the Target Funds, the Shareholders will receive substantially the same services after their Reorganization.
14.	The aggregate net asset value of the shares of the Combined Fund that the Target Fund shareholders will receive in the Reorganization is expected to equal the aggregate net asset value (not the market value) of the Target Fund shares that the Target Fund shareholders owned immediately prior to the Reorganization, and the net asset value of Target Fund shares will not be diluted as a result of the Reorganization.
15.	While the capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization will be subject to tax loss limitation rules by reason of such Target Fund undergoing an ownership change in the Reorganization, the Boards of the Target Funds currently expect that such tax loss limitation rules should not have a material adverse effect on the Combined Fund's utilization of each Target Fund's capital loss carryforward as compared with what each Target Fund's utilization of its own capital loss carryforward would be without the Reorganization. The Board of the Acquiring Fund considered that the Combined Fund's utilization of the Acquiring Fund's capital loss carryforward might be significantly less favorable as compared with what the Acquiring Fund's utilization of its capital loss carryforward would be without the Reorganization. The actual effect of the loss limitation rules depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Considering these and other reasons, the Board of each Target Fund unanimously concluded that completion of the Reorganizations is in the best interests of each Target Fund and its shareholders and that the interests of the shareholders of each Target Fund will not be diluted as a result of the Reorganizations. This determination was made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole with respect to each Target Fund and its shareholders, although individual trustees may have placed different weight and assigned different degrees of materiality to various factors. See “Reasons for the Reorganizations.”

If a Reorganization is not approved by a Target Fund's shareholders, such Target Fund will continue to operate for the time being as a stand alone Delaware statutory trust, and will continue to be advised by the Investment Advisor. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor anticipates that it may recommend alternative proposals to the Board of each Target Fund, which may include dividend adjustments and/or modifications to each of the Target Fund's investment strategies. An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the Reorganization by the other Funds.

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Expenses

The Boards believe that the completion of the Reorganization would result in a reduced Total Expense Ratio for the Acquiring Fund because the Combined Fund’s management fee is expected to be lower than the Acquiring Fund’s current management fee and because certain fixed administrative costs would be spread across the Combined Fund's larger asset base.

For the 12-month period ended April 30, 2011, the Total Expense Ratios of BDV, BDT and BDJ were 0.81%, 0.93% and 1.16%, respectively. The Funds estimate that the completion of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 0.95% on a pro forma basis for the 12-month period ended April 30, 2011, representing a reduction in the Total Expense Ratio of 0.21% for BDJ and an increase in the Total Expense Ratio of 0.14% for BDV and 0.02% for BDT, each as a percentage of average net assets attributable to common shares. However, the Board of each Target Fund believes that the other benefits of the Reorganization outweigh the increase in the Total Expense Ratio of the Target Fund. See “Reasons for the Reorganizations.”

Appraisal Rights

Shareholders of the Target Funds do not have appraisal rights for their common shares.

Comparison of the Funds

A summary comparison of the significant investment strategies and operating policies used by the Funds as of the date of October 31, 2011 is set forth in the table below. See "Proposal 1: The Reorganizations of the Target Funds—Comparison of the Funds" for a more detailed comparison of the Funds. After the Reorganization, the investment strategies and significant operating policies of the Combined Fund will be those of BDJ.

Acquiring Fund	Target Funds
BDJ	BDV	BDT
Total Assets under Management As of October 31, 2011: $575,712,127	Total Assets under Management As of October 31, 2011: $554,147,095	Total Assets under Management As of October 31, 2011: $302,999,865

Investment Objective(s)

•        Primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation.

•        Seeks to achieve these objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions to its shareholders.

Investment Objective(s)

•        To provide total return through a combination of current income, capital gains, and long-term capital appreciation.

•        Seeks to achieve these objectives by investing in common stocks that pay dividends and have the potential for capital appreciation.

Investment Objective(s)

•        To provide total return through a combination of current income, current gains, and long-term capital appreciation.

•        Seeks to achieve its investment objective by investing substantially all of its total assets in common stocks of small to mid-capitalization issuers that pay dividends and have the potential for capital appreciation.

Investment Policies

•        Invests at least 80% of its total assets in dividend-paying equities, under normal market conditions.

•        May invest up to 20% of its total assets in equity securities of issuers that do not pay dividends, under normal market conditions.

Investment Policies • Same as Acquiring Fund. • Same as Acquiring Fund.	Investment Policies • Same as Acquiring Fund. • Same as Acquiring Fund. • Invests at least 80% of its total assets in small- and mid-capitalization companies, as defined by the Russell Mid Cap Index.

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Acquiring Fund	Target Funds
BDJ	BDV	BDT

Option Strategy

•        Employs a strategy of writing (selling) covered call and put options on common stocks, indices of securities, sectors of securities and baskets of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Fund's shareholders.

•        Generally writes covered put and call options with respect to approximately 50% to 60% of its total assets, although this percentage may vary from time to time with market conditions.

Option Strategy

•        May purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps.

•        Currently employs a strategy of overwriting 10-20% of its total assets, although this percentage may vary from time to time with market conditions.

Option Strategy

•        May purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, equity and other indices and futures contracts and forward foreign currency contracts, and may enter into various interest rate transactions.

•        Same as BDV.

Leverage

•        Currently does not intend to incur indebtedness or issue preferred shares for investment purposes.

•        May borrow in an amount up to 5% of its total assets for temporary or emergency purposes.

•        May borrow funds for investment purposes and/or issue debt securities or preferred shares in an aggregate amount of approximately 33 1/3% of its total assets to purchase additional securities.

	Leverage • Same as Acquiring Fund. • Same as Acquiring Fund. • Same as Acquiring Fund.	Leverage • Same as Acquiring Fund. • Same as Acquiring Fund. • Same as Acquiring Fund.

Foreign Securities

•        May, but has no present intention to, invest up to 20% of its total assets in foreign securities, which may include securities denominated in U.S. dollars or in foreign currencies or multinational currency units.

•        May, but has no present intention to, invest in foreign securities of emerging market issuers, but investments in such securities will not comprise more than 10% of its total assets.

	Foreign Securities • Same as Acquiring Fund.	Foreign Securities • Same as Acquiring Fund.
Preferred Securities • May, but has no present intention to, invest up to 20% of its total assets in preferred securities.	Preferred Securities • Same as Acquiring Fund.	Preferred Securities • Same as Acquiring Fund.
Short-term Debt Securities • May, for temporary defensive purposes or to keep cash on hand, invest up to 100% of its total assets in cash equivalents and short-term debt securities.	Short-term Debt Securities • Same as Acquiring Fund.	Short-term Debt Securities • Same as Acquiring Fund.

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Acquiring Fund	Target Funds
BDJ	BDV	BDT

Puts on Securities, Indices and
Futures Contracts

•        Will not sell puts if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

	Puts on Securities, Indices and Futures Contracts • Same as Acquiring Fund.	Puts on Securities, Indices and Futures Contracts • Same as Acquiring Fund.

Short Sales

•        Will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Acquiring Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.

	Short Sales • Same as Acquiring Fund.	Short Sales • Same as Acquiring Fund.
Lending of Securities • Will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Acquiring Fund's total assets (including such loans).	Lending of Securities • Same as Acquiring Fund.	Lending of Securities • Same as Acquiring Fund.
Dividends • Intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to shareholders.	Dividends • Same as Acquiring Fund.	Dividends • Same as Acquiring Fund.
Investment Advisor and Sub-Advisor • Investment Advisor: BlackRock Advisors, LLC. • Sub-Advisor: BlackRock Financial Management, Inc.	Investment Advisor and Sub-Advisor • Same as Acquiring Fund. • Same as Acquiring Fund.	Investment Advisor and Sub-Advisor • Same as Acquiring Fund. • Same as Acquiring Fund.

Advisory and Sub-Advisory Fee • Advisory: 1.00% of the Acquiring Fund's average weekly managed assets. • Sub-Advisory: Equal to 50% of the advisory fee received by the Investment Advisor.	Advisory and Sub-Advisory Fee • Advisory: 0.65% of the Fund's average weekly managed assets. • Same as Acquiring Fund.	Advisory and Sub-Advisory Fee • Advisory: 0.75% of the Fund's average weekly managed assets. • Same as Acquiring Fund.
Portfolio Management Team • Kathleen M. Anderson, Managing Director at BlackRock; • Robert M. Shearer, Managing Director at BlackRock; and • Kyle G. McClements, Managing Director at BlackRock.	Portfolio Management Team • Same as Acquiring Fund.	Portfolio Management Team • Same as Acquiring Fund.
Fiscal Year End • October 31.	Fiscal Year End • Same as Acquiring Fund.	Fiscal Year End • Same as Acquiring Fund.

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Further Information Regarding the Reorganization

Each Target Fund's Board has determined that the Reorganizations are in the best interests of its respective Target Fund and the shareholders of such Fund and that the interests of such shareholders will not be diluted as a result of their Fund's Reorganization. Similarly, the Acquiring Fund's Board has determined that each Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of such shareholders will not be diluted as a result of each Reorganization. As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.

Each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes as a result of the transfer of substantially all of its assets and liabilities in exchange for Acquiring Fund Shares or as a result of its dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to each Reorganization. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the closing date of such Reorganization (the "Closing Date"), regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The Target Fund Boards request that shareholders of each Target Fund approve their Fund's proposed Reorganization at the Special Meeting to be held on Thursday, December 22, 2011 at 9:00 a.m. Shareholder approval of each Reorganization requires the affirmative vote by Target Fund shareholders of a "majority of the outstanding voting securities" as defined under the 1940 Act (such a majority referred to herein as a "1940 Act Majority"), which means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of each Target Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. Subject to the requisite approval of the shareholders of each Target Fund with regard to each Reorganization, it is expected that the Closing Date will be after the close of business on or about February 3, 2012, but it may be at a different time as described herein.

For additional information regarding voting requirements, see "Voting Information and Requirements."

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see "Risk Factors and Special Considerations."

The BDV Board recommends that you vote "FOR" BDV's proposed Reorganization.

The BDT Board recommends that you vote "FOR" BDT's proposed Reorganization.

PROPOSAL 2: IssuanceS of ADDITIONAL Acquiring Fund Shares

In connection with each proposed Reorganization described under "Proposal 1: The Reorganizations of the Target Funds," the Acquiring Fund will issue additional Acquiring Fund Shares and list such common shares on the NYSE. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for newly-issued Acquiring Fund Shares. The Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Shares, other than to reflect the costs of the Reorganizations.

No gain or loss for U.S. federal income tax purposes will be recognized by the Acquiring Fund or its shareholders pursuant to the Reorganizations. The Acquiring Fund Board, based upon its

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evaluation of all relevant information, anticipates that the Reorganizations will benefit shareholders of the Acquiring Fund. In particular, the Acquiring Fund Board reviewed data presented by the Investment Advisor showing that the Acquiring Fund will experience a reduced Total Expense Ratio as a result of the proposed Reorganization. If any of the Reorganizations are approved, the Investment Advisor will reduce the advisory fee payable by the Acquiring Fund by 19 basis points, from 1.00% of average weekly managed assets to 0.81% of average weekly managed assets. These reductions in fees will be effective on the date any Reorganization becomes effective and will not decrease or modify the nature or level of the services that the Investment Advisor will provide to the Acquiring Fund relative to what the Investment Advisor currently provides to the Acquiring Fund.

The Acquiring Fund Board requests that shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Shares in connection with the Reorganizations (the "Issuances") at the Special Meeting to be held on Thursday, December 22, 2011 at 9:00 a.m. The affirmative vote of shareholders representing at least a majority of votes cast on a proposal, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal, is required to approve the issuance of additional common shares for the Reorganization. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be after the close of business on or about February 3, 2012, but it may be at a different time as described herein. For additional information regarding voting requirements, see "Voting Information and Requirements."

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see "Risk Factors and Special Considerations."

The Acquiring Fund Board recommends that shareholders of BDJ vote "FOR" the Issuances of additional Acquiring Fund Shares in connection with each Reorganization.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

The Funds have either the same or substantially similar (but not identical) investment objectives and principal investment strategies. The Combined Fund will be managed in accordance with the same investment objectives and investment policies, and subject to the same risks, as BDJ. The investment risks associated with an investment in BDJ are substantially the same as those associated with an investment in the Target Funds. Risks that affect the common shares of the Funds include common stock risk, dividend risk, industry and sector risk, risks of investing in REITs and portfolio turnover risk. Even though the Combined Fund will invest in small- and mid-capitalization companies, the risk to the Combined Fund will be less than the risk currently experienced by BDT's portfolio as BDT currently invests substantially all of its assets in such securities. Further, the Combined Fund experiences significantly greater risk with respect to option writing such as options on securities, indices and over-the-counter products. In addition, as exchange-traded closed-end funds, the Funds are subject to the risk that the Funds' common shares may trade at a discount from the Funds' net asset value. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes.

There are, however, some differences between the Funds. The first difference between the investment policies of the Funds is that BDT, under normal market conditions, invests at least 80% of its total assets in small- and mid-capitalization companies as defined by the Russell Mid Cap Index. The second difference is that the Acquiring Fund generally writes covered put and call options with respect to approximately 50% to 60% of its total assets, whereas BDV and BDT writes covered put and call options with respect to a lesser range of its total assets, 10% to 20%.

See "Risk Factors and Special Considerations" in the Statement of Additional Information for a further discussion of factors affecting the Funds' common shares.

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Risks Related to the Reorganization

Expenses

While the Funds currently estimate that the Reorganizations will result in reduced aggregate expenses of the Acquiring Fund by approximately $356,072 per year if all the Reorganizations are completed, approximately $371,273 if only the Reorganization between BDV and BDJ are approved and approximately $1,103,359 if only the Reorganization between BDT and BDJ are approved, the realization of these reduced expenses will not affect holders of the Funds proportionately, and may take longer than expected to be realized or may not be realized at all. The difference between the Reorganization of BDT and BDJ and the other two Reorganizations is that BDV's expenses will increase as a result of the Reorganizations due to the higher management fee of the Combined Fund relative to BDV's current management fee. However, as previously discussed, the increase in the management fee for BDV is a direct result of the benefit its shareholders will receive from the Combined Fund's use of an option writing strategy over a greater percentage of assets.

After the Reorganizations, the Combined Fund is expected to incur lower Total Expenses on a per common share basis than is currently incurred by the Acquiring Fund. In addition, no matter which Funds complete their Reorganizations, the Combined Fund may incur higher Total Expenses for a period due to expenses associated with the Reorganizations prior to experiencing such savings or may never experience such savings if its fixed costs were to increase or the value of its assets were to decrease.

The Acquiring Fund Board believes that its shareholders should realize lower Total Expense Ratios after the Reorganizations than they would realize if the Reorganizations did not occur after the expenses associated with the Reorganizations have been paid. For the 12-month period ended April 30, 2011, the Total Expense Ratios of BDV, BDT and BDJ were 0.81%, 0.93% and 1.16%, respectively. The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the Combined Fund of 0.95% on a pro forma basis for the 12-month period ended April 30, 2011, representing a reduction in the Total Expense Ratio of 0.21% for BDJ and representing an increase of 0.14% for BDV and 0.02% for BDT, each as a percentage of average net assets attributable to common shares. The Board of each Target Fund believes that the other benefits of the Reorganization outweigh the increase in the Total Expense Ratio of the Target Fund. See "Reasons for the Reorganizations." As of April 30, 2011, the historical and pro forma total annual gross expense ratios applicable to the Reorganizations are as follows:

BDV Total Annual Gross Expense Ratio	BDT Total Annual Gross Expense Ratio	Acquiring Fund Total Annual Gross Expense Ratio	Pro Forma Combined Fund (BDV and BDT and Acquiring Fund)	Pro Forma Combined Fund (BDV and Acquiring Fund)	Pro Forma Combined Fund (BDT and Acquiring Fund)
0.81%	0.93%	1.16%	0.95%	0.96%	0.97%

There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings will vary depending on the combination of the proposed Reorganizations. To the extent that any of the Reorganizations are not completed, but other Reorganizations are completed, any expected savings by the Acquiring Fund may be reduced. The Boards of the Funds and the Investment Advisor believe that the most likely result of the potential combinations of proposed Reorganizations is the combination of all the Funds.

BDT and the Acquiring Fund will bear expenses incurred in connection with the Reorganizations, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any

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similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. Because BDT and the Acquiring Fund have already incurred expenses solely and directly attributable to the Reorganizations and because BDT and the Acquiring Fund (and not the Investment Advisor) is responsible for paying those expenses, if such Fund's respective shareholders do not approve their Fund's respective Reorganization, such Fund will continue to be responsible for the expenses arising from its proposed Reorganization even though its proposed Reorganization will not occur and those expenses may be material. Since the Combined Fund's expenses are expected to be substantially higher than BDV's current expenses, the Advisor has decided to cover BDV's costs of the Reorganization. Therefore, the costs associated with BDV's Reorganization will not be borne directly by BDV. Because of the expected benefits for each Fund, and because, over time, the savings attributable to BDJ's participation in each Reorganization outweigh the costs associated with such Reorganization, the Advisor recommended, and the Boards have approved, that BDT and BDJ each be responsible for its own Reorganization expenses. See “Reasons for the Reorganizations.” Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations.

General Risks of Investing in the Funds

Market Discount Risk. As with any stock, the price of each Fund's common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Each Fund's common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of each Target Fund have in the past generally traded at a greater discount to net asset value than the common shares of the Acquiring Fund. As of July 31, 2011, BDV traded at a -9.20% discount to net asset value and BDT traded at a -11.04% discount to net asset value, whereas BDJ traded at only a -8.19% discount to net asset value. In addition, as noted elsewhere in this prospectus, if the Reorganization of a Target Fund is not approved, the Investment Advisor anticipates that it may recommend alternative proposals to the Board of each Target Fund, which may include dividend adjustments and/or modifications to each of the Target Fund's investment strategies. Upon consummation of the Reorganizations, the Acquiring Fund Shares may trade at a price that is less than the Acquiring Fund's current trading market price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Reorganizations.

Investment Strategy Risk. The types of investments that are selected through application of the Funds' investment strategy can be expected to change over time. On March 9, 2011, the Funds' non-fundamental investment objectives or investment policies, as the case may be, were modified by the Boards of the Funds. These new investment policies and strategies took effect on May 9, 2011. In pursuing their investment strategy, the Funds may incur adverse tax or brokerage consequences. Particular risks may be elevated during periods in which the Funds' investment strategy dictates higher levels of investment in particular types of investments.

Investment and Market Risk. An investment in each Fund's common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in common shares represents an indirect investment in the securities owned by each Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Although the Funds can sell stocks of an issuer upon the occurrence of certain events or for tax planning, the Funds generally will not sell stocks of issuers solely due to changes in market price. Each Fund's common shares at any point in time may be worth less than a shareholders' original investment, even after taking into account the reinvestment of the Fund's dividends and distributions.

Common Stock Risk. Each Fund generally invests in any type of common stock. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those

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returns and in recent years have significantly under performed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stocks prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Dividend Risk. Dividends on common stock are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common stocks in which each Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. "Qualified dividend income" received by each Fund and passed through to shareholders will generally be eligible for the reduced tax rate applicable to individuals for taxable years beginning before January 1, 2013. There is no assurance as to what portion of each Fund's distributions will constitute qualified dividend income. Dividends received by each Fund from REIT shares and certain foreign securities, if any, generally will not constitute "qualified dividend income" eligible for the reduced tax rate applicable to "qualified dividend income" and therefore it is possible that, depending upon the composition of the stocks in the Fund's portfolio after application of the Fund's investment strategy, a significant portion of the Fund's distributions will not constitute qualifying dividends eligible for the reduced tax rate.

Risks Associated with the Funds' Option Strategies. The ability of each Fund to achieve its investment objective is dependent on the successful implementation of its option strategy. Each Fund enters into options on securities, exchange-listed options, over-the-counter options and, to a lesser extent, index options. The Acquiring Fund generally writes covered put and call options with respect to approximately 50% to 60% of its total assets, whereas BDV and BDT writes covered put and call options with respect to a lesser range of its total assets, 10% to 20%. Each of the Acquiring Fund's and Target Fund's option strategy may vary from time to time with market conditions. Risks that may adversely affect the ability of each Fund to successfully implement its option strategies include the following:

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities used in connection with each Fund's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, each Funds forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but have retained the risk of loss should the price of the underlying security decline. As each Fund writes covered puts and calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. During the life of an option, the writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When each Fund writes covered put options, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While each Fund's potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium

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received from the purchaser of the put option, each Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Exchange-Listed Option Risk. There can be no assurance that a liquid market will exist when each Fund seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with its terms. If each Fund was unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce each Fund's capital appreciation potential on the underlying security.

Over-the-Counter Option Risk. Each Fund may write (sell) unlisted ("OTC" or "over-the-counter") options, and options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC Options. OTC Options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. Each Fund may be required to treat as illiquid securities being used to cover certain written OTC Options. The OTC Options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, each Fund's ability to terminate the OTC Options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC Option position.

Index Option Risk. Each Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value and dividend rates of the

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underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by each Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short- and long-term.

Securities Lending Risk. Each Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of such Fund. Securities lending is subject to the risk that loaned securities may not be available to the respective Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by a Fund that occurs during the term of the loan would be borne by such Fund and would adversely affect such Fund's performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Industry and Sector Risk.    Each Fund may invest a significant portion of its assets in the securities of, and options with exposure to, issuers in any single industry or sector of the economy if the application of each Fund's investment strategy results in such a focus. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Each Fund's portfolio may be more heavily weighted in one or more other industries or sectors in the future.

Risks of Investing in Real Estate Investment Trusts (REITs). In pursuing its investment strategy, each Fund may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor's capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including, rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by each Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Trust's investment strategy results in the Trust investing in REIT shares, the percentage of each Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio which is comprised of REIT shares. Generally, dividends received by each Fund from REIT shares will not constitute "qualified dividend income" eligible for the reduced tax rate applicable to "qualified dividend income." Therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by each Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to "qualified dividend income."

Market Capitalization Risk. BDT, under normal market conditions, invests at least 80% of its total assets in small- and mid- capitalization companies, as defined by the Russell Mid Cap Index. BDV and the Acquiring Fund may also invest in companies with small capitalizations, but does so to a much lesser extent. Smaller company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines;

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changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a larger company.

Portfolio Turnover Risk. Each Fund will engage in portfolio trading as dictated by its investment strategy, regardless of any income tax consequences or brokerage costs to shareholders. Each Fund cannot accurately predict its annual portfolio turnover rate. Each Fund's annual portfolio turnover rate may be greater than 100%. Additionally, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in the realization of net short term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income.

Illiquid Securities Risk. Each Fund may invest in instruments that, at the time of investment, are illiquid. Certain publicly traded securities, particularly securities of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, each Fund's ability to purchase or sell such securities at a fair price may be impaired or delayed.

Strategic Transactions. Strategic transactions in which each Fund may engage also involve certain risks and special considerations, including engaging in hedging and risk management transactions such as options, futures, swaps and other derivatives transactions. Strategic transactions generally will be entered into to seek to manage the risks of each Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic transactions involve risks, including (1) that the loss on the strategic transaction position may be larger than the gain in the portfolio position being hedged and (2) that the derivative instruments used in strategic transactions may not be liquid and may require each Fund to pay additional amounts of money. Successful use of strategic transactions depends on the Investment Advisor's ability to predict correctly market movements which cannot be assured. Losses on strategic transactions may reduce each Fund's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. Each Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund's net asset value. Each Fund may also purchase securities for delayed settlement. This means that each Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement. For additional information regarding the risks associated with strategic transactions, see "Appendix D—General Characteristics and Risks of Strategic Transactions" in the Statement of Additional Information.

Anti-Takeover Provisions. The Acquiring Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. See " Certain Provisions of the Charter."

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya and other regions of the Middle East and possible terrorist attacks in the United States and around the world and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets. There can be no

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assurance that these events and other market disruptions will not have other material and adverse implications for the Fund.

Counterparty Risk. Each Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances.

Recent Events. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

These events may increase the volatility of the value of securities owned by a Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for a Fund to accurately value its securities or to sell its securities on a timely basis. These events could adversely affect the ability of a Fund to borrow for investment purposes, if it chose to do so, and increase the cost of such borrowings, which would reduce returns to the holders of common shares. A significant decline in the value of a Fund's portfolios would likely result in a significant decline in the value of your investment in a Fund.

These events have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by a Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults. There is also a risk that developments in sectors of the credit markets in which a Fund does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which a Fund does invest, including securities owned by Fund. Such developments could, in turn, reduce the value of securities owned by a Fund and adversely affect the net asset value of a Fund's common shares.

Prolonged continuation or further deterioration of current market conditions could adversely impact a Fund's portfolio.

Government Intervention in Financial Markets. The recent instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity in financial institutions. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund is regulated. Such legislation or regulation could limit or preclude a Fund's ability to achieve its investment objective.

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The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which was signed into law in July 2010, is expected to result in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. The Dodd-Frank Act, among other things, grants regulatory authorities such as the Commodity Futures Trading Commission and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Funds or investments made by the Funds. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not have a material adverse effect on a Fund or will not impair the ability of the Fund to achieve its investment objective.

The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and a Fund and issuers of securities in which the Fund invests may be affected by the new legislation and regulation in ways that are currently unknown, unanticipated or unforeseeable. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect a Fund as well as issuers of securities in which the Fund invests that utilize derivatives strategies for hedging or other purposes. The implementation of the Dodd-Frank Act could also adversely affect a Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase a Fund's and the Investment Advisor's exposure to potential liabilities. Increased regulatory oversight could also impose administrative burdens on a Fund and the Investment Advisor, including, without limitation, responding to investigations and implementing new policies and procedures. Any of these developments could reduce the profitability of a Fund by exposing it to additional costs, taxes, liabilities, enforcement actions and reputational risk.

Legislation Risk. At any time after the date of this Joint Proxy Statement/Prospectus, legislation may be enacted that could negatively affect the assets of a Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which a Fund invests. Legislation or regulation may also change the way in which a Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Fund or will not impair the ability of the Fund to achieve its investment objective.

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EXPENSE TABLE FOR SHAREHOLDERS

Total Expenses Table for Shareholders of the Funds as of April 30, 2011

The table below illustrates the anticipated reduction in Total Expenses expected as a result of the Reorganizations. When we use the term "Total Expenses," we mean a Fund's total annual operating expenses. When we use the term "Total Expense Ratio," we mean a Fund's Total Expenses expressed as a percentage of its average net assets attributable to its common shares. The table sets forth (i) the Total Expenses paid by each Fund for the 12-month period ended April 30, 2011 and (ii) the pro forma Total Expenses for the Combined Fund, assuming the Reorganization had taken place on April 30, 2011. As shown below, the Reorganizations of the Funds are expected to result in a lower Total Expense Ratio for shareholders of the Acquiring Fund and higher Total Expense Ratios for the shareholders of the Target Funds; for the period covered; however, the Board of each Target Fund believes that the other benefits of the Reorganizations outweigh such additional costs, as discussed in “Reasons for the Reorganizations.”

	BDV	BDT	BDJ	Combined Fund (All Funds) (a)	Combined Fund (BDV and Acquiring Fund) (a)	Combined Fund (BDT and Acquiring Fund) (a)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(b)	None	None	None	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None	None	None	None
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees	0.65%	0.75%	1.00%	0.81%	0.81%	0.81%
Other Expenses	0.16%	0.18%	0.15%	0.14%	0.15%	0.15%
Acquired Fund Fees and Expenses	--	--	0.01%	--	--	0.01%
Total Annual Fund Operating Expenses	0.81%	0.93%	1.16%	0.95%	0.96%	0.97%

(a)	Assumes the Reorganizations had taken place on April 30, 2011.
(b)	No sales load will be charged in connection with the issuance of the Acquiring Fund Shares as part of the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Reorganization is completed with the costs of investing in BDV, BDT and the Acquiring Fund without the Reorganization. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the Total Expense Ratio for each Fund set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
BDV	$8	$26	$45	$100
BDT	$9	$30	$51	$114
Acquiring Fund	$12	$37	$64	$141
Combined Fund (All Target Funds into Acquiring Fund)	$10	$30	$53	$117
Combined Fund (BDV and Acquiring Fund)	$10	$31	$53	$118
Combined Fund (BDT and Acquiring Fund)	$10	$31	$54	$119

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The examples set forth above assume common shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

As shown above, for the 12-month period ended April 30, 2011, the Total Expense Ratios of BDV, BDT and BDJ were 0.81%, 0.93% and 1.16%, respectively. The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the Combined Fund of 0.95% on a pro forma basis for the 12-month period ended April 30, 2011, representing a reduction in the Total Expense Ratio of 0.21% for BDJ and representing an increase of 0.14% for BDV and 0.02% for BDT, each as a percentage of average net assets attributable to common shares. The Board of each Target Fund believes that the other benefits of the Reorganization outweigh the increase in the Total Expense Ratio of the Target Fund. See “Reasons for the Reorganizations.”

BDT and the Acquiring Fund will bear expenses incurred in connection with the Reorganizations that are not reflected in "Other Expenses," including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. Because BDT and the Acquiring Fund have already incurred expenses solely and directly attributable to the Reorganizations and because BDT and the Acquiring Fund (and not the Investment Advisor) is responsible for paying those expenses, if such Fund's respective shareholders do not approve their Fund's respective Reorganization, such Fund will continue to be responsible for the expenses arising from its proposed Reorganization even though its proposed Reorganization will not occur and those expenses may be material. Since the Combined Fund's expenses are expected to be substantially higher than BDV's current expenses, the Advisor has decided to cover BDV's costs of the Reorganization. Therefore, the costs associated with BDV's Reorganization will not be borne directly by BDV. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to BDJ's participation in each Reorganization outweigh the costs associated with such Reorganization, the Advisor recommended, and the Boards have approved, that BDT and BDJ each be responsible for its own Reorganization expenses. See “Reasons for the Reorganizations.” Such expenses are estimated to be $1,731,522 in the aggregate, of which $628,376 is estimated to be attributable to BDV, $445,589 is estimated to be attributable to BDT, and $657,557 is estimated to be attributable to BDJ. The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein. Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations.

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REASONS FOR THE REORGANIZATIONS

The factors considered by the Boards with regard to the Reorganizations include, but are not limited to, the following:

1.	The Combined Fund is expected to have a lower Total Expense Ratio than the Acquiring Fund prior to the Reorganization. Even though the ratio of each Target Fund is expected to increase, the Board of each Target Fund believes that the other benefits of the Reorganization outweigh the increase.

The Funds estimate that the completion of the Reorganization would result in a Total Expense Ratio for the Combined Fund of 0.95% on a pro forma basis for the 12-month period ended April 30, 2011, representing a reduction in the Total Expense Ratio of 0.21% for BDJ and representing an increase in the Total Expense Ratio of 0.14% for BDV and 0.02% for BDT, each as a percentage of average net assets attributable to common shares.

2.	The Target Funds will receive the benefit of the use of an option writing strategy over a greater percentage of its assets at a cost below where the Investment Advisor would price such services for a new fund and below the median of BDJ's Lipper Peer Group. The most recent fund launched with a similar level of overwriting and advised by the Investment Advisor is charged a management fee of 1.00%; whereas the Combined Fund is expected to have a management fee of 0.81%.
3.	The expectation that, if the Reorganizations of the Target Funds are not approved, the Investment Advisor may recommend alternative proposals to the Board of each Target Fund, which may include dividend adjustments or modifications to the Target Funds' investment strategies.
4.	The Acquiring Fund will incur a lower contractual management fee rate as a shareholder of the Combined Fund.
5.	Each Fund's shareholders will remain invested in a diversified, NYSE-listed, closed-end management investment company that will have substantially greater net assets and either the same or substantially similar (but not identical) investment objectives and policies and, as a result, the style and risk/return profile of the Combined Fund will remain comparable to those of each Target Fund shareholders' current investments, subject to the differences described in "Comparison of the Funds."

Each Fund's shareholders would continue to own a closed-end fund that (i) has the same investment adviser and portfolio managers as BDJ, (ii) has comparable risk-return attributes as BDJ, (iii) similarly focuses its investments substantially on those that will pay out dividends, and (iv) trades at market price on the NYSE. See "Investment Objectives and Policies" for additional information regarding the Funds' investment objective(s) and policies.

6.	Under current market conditions and all other things being equal, the distribution yield of the Combined Fund is expected to be comparable to the current distribution yield of BDJ. The current distribution yield of BDJ is significantly higher than those of the Target Funds. Of course, no assurance can be given that the common shares of the Combined Fund will trade at or about the current market price of BDJ after the Reorganization.
7.	As of September 30, 2011 and on a historical average basis, each Target Fund is trading/has traded at a wider discount than that of BDJ. Beginning in early August 2011, BDV and the Acquiring Fund have traded at similar discounts, with BDV trading at a narrower discount than BDJ from time-to-time. To the extent each Target Fund is trading at a wider discount than that of BDJ at the time of the Reorganizations, Target Fund Shareholders would have the potential for an economic benefit by the narrowing of the discount. To the extent each Target Fund is trading at a narrower discount than that of BDJ at the time of the Reorganizations, Target Fund Shareholders may be negatively impacted by the widening of the discount.
8.	The Combined Fund is expected to achieve certain operating and administrative efficiencies from its larger net asset size. The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain fixed and variable costs can be spread over a larger asset base and the larger Combined Fund may realize greater investment flexibility and investment options, greater diversification of portfolio investments,

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the ability to trade in larger positions, more favorable transaction terms, better trade execution, more consistent implementation of investment strategies, additional research coverage and greater liquidity.

9.	The Combined Fund may experience potential benefits from having fewer closed-end funds in the market, including potential benefits from a more efficient secondary market and an increased focus by investors on the remaining funds in the market (including the Combined Fund), and fewer similar funds in the same fund complex, including potential benefits from easier product differentiation for shareholders (including shareholders of the Combined Fund).
10.	The Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than any of the Funds.
11.	Shareholders will recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received in lieu of fractional shares), as each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").
12.	Shareholders will benefit from the continuing experience and expertise of the portfolio management team designated for the Combined Fund and the team's commitment to the investment style and strategies to be used in managing the assets of the Combined Fund. See "Management of the Funds." The portfolio guidelines of the Combined Fund will either be the same or substantially similar (but not identical) to that of each Target Fund, as described in greater detail elsewhere in this Joint Proxy Statement/Prospectus. As a result, it is not anticipated that there will be significant disposition of the holdings in each Target Fund as a result of the Reorganization. In addition, nothing will require the Funds to dispose of holdings in the Target Fund's portfolio if, in the reasonable judgment of the Boards or the Investment Advisor, such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes.
13.	Other than the use of an option writing strategy over a greater percentage of assets for each of the Target Funds, the Shareholders will receive substantially the same services after their Reorganization.
14.	The aggregate net asset value of the shares of the Combined Fund that the Target Fund shareholders will receive in the Reorganization is expected to equal the aggregate net asset value (not the market value) of the Target Fund shares that the Target Fund shareholders owned immediately prior to the Reorganization, and the net asset value of Target Fund shares will not be diluted as a result of the Reorganization.
15.	While the capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization will be subject to tax loss limitation rules by reason of such Target Fund undergoing an ownership change in the Reorganization, the Boards of the Target Funds currently expect that such tax loss limitation rules should not have a material adverse effect on the Combined Fund's utilization of each Target Fund's capital loss carryforward as compared with what each Target Fund's utilization of its own capital loss carryforward would be without the Reorganization. The Board of the Acquiring Fund considered that the Combined Fund's utilization of the Acquiring Fund's capital loss carryforward might be significantly less favorable as compared with what the Acquiring Fund's utilization of its capital loss carryforward would be without the Reorganization. The actual effect of the loss limitation rules depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

The Board of each Fund believes that the Reorganizations would benefit shareholders of the Funds, (i) based on a number of factors, including that shareholders would not be diluted with respect to net asset value; (ii) the relative similarity of the investment strategies and policies of the Funds; (iii) the larger net asset base of the Combined Fund after the Reorganizations; (iv) the capabilities of the management team of the Combined Fund that would manage the Combined Fund; and (v) the possibility of achieving economies of scale going forward. Considering these and other reasons, the Board of each Fund unanimously concluded that completion of the Reorganizations is in the best interests of each Fund and its shareholders and that the interests of the shareholders of each Fund will not be diluted with respect to net asset value as a result of the Reorganizations. This determination was made on the basis of each Trustee's business judgment after consideration of all

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of the factors taken as a whole with respect to each Fund and its shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors, particularly if all of the Reorganizations are approved, which the Boards believe is the most likely result of all of the potential combinations of proposed reorganizations.

PROPOSAL 1: THE REORGANIZATIONS OF THE TARGET FUNDS

The Reorganizations seek to combine three funds that are either the same or substantially similar (but not identical) to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. Each Fund's common shares are listed on the NYSE. The Funds have the same investment adviser. Each of the investment objectives and the investment strategies and restrictions of the Funds are the same or substantially similar (but not identical). The Acquiring Fund's primary investment objective is to seek current income and current gains, with a secondary objective of long-term capital appreciation. BDV's investment objective is to provide total return through a combination of current income, capital gains and capital appreciation. BDT's investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. Each Fund's investment objective(s) is not a fundamental policy and may be changed without shareholder approval. Each Fund, under normal market conditions, invests at least 80% of its total assets in dividend-paying equities and may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends. BDT differs from the other Funds in that it also invests substantially all of its total assets in small- and mid-capitalization companies, as defined by the Russell Mid Cap Index. Finally, the Acquiring Fund uses an option strategy that writes options on approximately 50-60% of its total assets, whereas the other Funds generally overwrite 10-20% of their respective total assets.

The Board of each Fund, including the Independent Trustees, has unanimously approved each Reorganization Agreement. In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of Acquiring Fund Shares. Each Target Fund will distribute Acquiring Fund Shares to common shareholders of such Target Fund, and will then terminate its registration under the 1940 Act and dissolve under Delaware law. The aggregate net asset value of Acquiring Fund Shares received by Target Fund investors in each Reorganization will equal the aggregate net asset value (not the market value) of Target Fund common shares held immediately prior to that Reorganization, less the costs of that Reorganization (although shareholders may receive cash for their fractional common shares). The Acquiring Fund will continue to operate as a registered, diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The Boards have reviewed data presented by the Investment Advisor and believe that the Reorganization generally would result in a reduced Total Expense Ratio for the Acquiring Fund, as the Combined Fund’s management fee is expected to be lower than the Acquiring Fund’s current management fee and certain fixed administrative costs would be spread across the Combined Fund's larger asset base. If the Reorganizations are approved, the Combined Fund will pay the Investment Advisor a monthly fee at an annual rate of 0.81% of the Combined Fund's average weekly managed assets. Because the Combined Fund has no present intention of borrowing for investment purposes, the Combined Fund's managed assets will generally be equal to the Combined Fund's net assets.

For the 12-month period ended April 30, 2011, the Total Expense Ratios of BDV, BDT and BDJ were 0.81%, 0.93% and 1.16%, respectively. The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 0.95% on a pro forma basis for the 12-month period ended April 30, 2011, representing a reduction in the Total Expense Ratio for BDJ of 0.21% as a percentage of average net assets attributable to common shares. The Total Expense Ratio for the Combined Fund is expected to have a higher expense ratio than each of the Target Funds, representing an increase of 0.14% for BDV and 0.02% for BDT, each as a percentage of average net assets attributable to common shares; however, the Board of each Target Fund believes that the other benefits of the Reorganization outweigh such additional costs.

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See “Reasons for the Reorganizations.” The table below shows the projected Total Expense Ratios on a pro forma basis for each possible combination of Funds for the 12-month period ended April 30, 2011 and shows the projected change in the Total Expense Ratio of each Fund, each as a percentage of average net assets attributable to common shares.

	Pro Forma Combined Fund (All Funds)	Pro Forma Combined Fund (BDV and Acquiring Fund)	Pro Forma Combined Fund (BDT Acquiring Fund)
Total Expense Ratios	0.95%	0.96%	0.97%
Change in BDV Total Expense Ratio	0.14%	0.15%	N/A
Change in BDT Total Expense Ratio	0.02%	N/A	0.04%
Change in BDJ Total Expense Ratio	-0.21%	-0.20%	-0.19%

If any of the Reorganizations is approved, the Investment Advisor will reduce the advisory fee payable by the Acquiring Fund by 19 basis points, from 1.00% of average weekly managed assets to 0.81% of average weekly managed assets. These reductions in fees will be effective on the date any Reorganization becomes effective and will not decrease or modify the nature or level of the services that the Investment Advisor will provide to the Acquiring Fund relative to what the Investment Advisor currently provides to the Acquiring Fund. If the shareholders of each Target Fund approves its proposed Reorganization, the advisory fee payable by BDV would increase by 16 basis points, from 0.65% of average weekly managed assets to 0.81% of average weekly managed assets, and the advisory fee payable by BDT would increase by 6 basis points, from 0.75% of average weekly managed assets to 0.81% of average weekly managed assets. In addition, the Combined Fund would be competitively priced relative to peers and below the median contractual management fee for Lipper peers. Despite each Target Fund bearing higher costs, the Target Funds will receive the benefit of the use of an option writing strategy over a greater percentage of its assets at a cost below where the Investment Advisor would price such services for a new fund. The most recent fund launched with a similar level of overwriting and advised by the Investment Advisor is charged a management fee of 1.00%; whereas the Combined Fund is expected to have a management fee of 0.81%.

In approving the proposed Reorganizations, the Board of each Fund, including the Independent Trustees, determined that participation in the Reorganizations is in the best interests of each Fund and its shareholders and that the interests of each Fund's shareholders will not be diluted with respect to the net asset value of such Fund as a result of its Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Trustees, engaged in a thorough review process relating to the proposed Reorganizations. The Boards of the Funds also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Boards' deliberations. The Boards of the Funds, including all of the Independent Trustees, approved the Reorganization at a meeting held on September 8-9, 2011.

Considering these and other reasons, the Board of each Target Fund unanimously concluded that completion of the Reorganizations is in the best interests of each Target Fund and its shareholders and that the interests of the shareholders of each Target Fund will not be diluted as a result of the Reorganizations. This determination was made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole with respect to each Target Fund and its shareholders, although individual trustees may have placed different weight and assigned different degrees of materiality to various factors. See "Reasons for the Reorganization."

If a Reorganization is not approved by a Target Fund's shareholders, such Target Fund will continue to operate for the time being as a stand alone Delaware statutory trust, and will continue to be advised by the Investment Advisor. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor anticipates that it may recommend alternative proposals to the Board of each Target Fund, which may include dividend adjustments and/or modifications to each of the Target Fund's investment strategies. An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the Reorganization by the other Funds.

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The Target Fund Boards have determined that the Reorganizations are in the best interests of each Target Fund and the shareholders of each Target Fund and that the interests of such shareholders will not be diluted as a result of their Fund's Reorganization. Similarly, the Acquiring Fund Board has determined that each Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of such shareholders will not be diluted as a result of each Reorganization. As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.

Each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to each Reorganization. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The Target Fund Boards request that shareholders of each Target Fund approve their Fund's proposed Reorganization at the Special Meeting to be held on Thursday, December 22, 2011 at 9:00 a.m. Shareholder approval of each Reorganization requires the affirmative vote by Target Fund shareholders of a "majority of the outstanding voting securities" as defined under the 1940 Act (such a majority referred to herein as a "1940 Act Majority"), which means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. Subject to the requisite approval of the shareholders of each Target Fund with respect to each Reorganization, it is expected that the Closing Date will be after the close of business on or about February 3, 2012, but it may be at a different time as described herein.

For additional information regarding voting requirements, see "Voting Information and Requirements."

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see "Risk Factors and Special Considerations."

The BDV Board recommends that you vote "FOR" BDV's proposed Reorganization.

The BDT Board recommends that you vote "FOR" BDT's proposed Reorganization.

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INVESTMENT OBJECTIVES AND POLICIES

The structure, organization and investment policies of the Funds are substantially similar. Each Fund is a diversified closed-end management investment company registered under the 1940 Act. Each Fund's common shares are also listed for trading under the NYSE. The investment objectives of the Funds are substantially similar. The Acquiring Fund's primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. BDV's investment objective is to provide total return through a combination of current income, capital gains and long-term capital appreciation. BDT's investment objective is to provide total return through a combination of current income, current gains, and long-term capital appreciation. The investment objective(s) of each Fund is not a fundamental policy of the Fund and may be changed without shareholder approval.

The Acquiring Fund seeks to achieve its investment objective by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions to its shareholders. The Acquiring Fund uses an option strategy that writes options on approximately 50-60% of its total assets. BDV seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation. BDT seeks to achieve its investment objective by investing substantially all of its total assets in common stocks of small to mid-capitalization issuers that pay dividends and have the potential for capital appreciation. BDV and BDT generally overwrite 10-20% of their respective total assets.

The Funds' investment policies and restrictions are the same or substantially similar (but not identical). Under normal market conditions, each Fund invests substantially all of its total assets in dividend-paying equities and each Fund may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends. BDT differs from the other Funds in that it also invests substantially all of its total assets in small- and mid-capitalization companies, as defined by the Russell Mid Cap Index. For a comparison of the Funds, see "—Comparison of the Funds."

On March 9, 2011, the Investment Advisor announced changes to certain non-fundamental investment policies of BlackRock Dividend Achievers™ Trust (BDV), BlackRock Strategic Dividend Achievers™ Trust (BDT) and BlackRock Enhanced Dividend Achievers™ Trust (BDJ). Each Fund would no longer use Mergent's Dividend Achievers™ as the underlying universe for investment in equity securities. Instead, each Fund broadened its investment guidelines to invest across the broader spectrum of dividend-paying equities. The investment strategy described in the Funds' non-fundamental investment objectives or investment policies, as the case may be for each Fund, was modified to remove reference to "above average" dividend-paying equities. As described above, each Fund is now permitted to invest up to 20% in equity securities of issuers that do not pay dividends. Each Fund also removed investment policies limiting the market cap, position size or number of holdings permitted in such Fund. The Board of each Fund took this action as a consequence of recent market events, during which a number of companies reduced, suspended or failed to raise their dividends over the past several years, resulting in their exclusion from consideration as Dividend Achievers™ and reducing the number of available companies for purchase by the Funds. These new investment policies took effect on May 9, 2011, at which time each Fund removed "Dividend Achievers™" from its name. The names of BDV, BDT and BDJ were changed to BlackRock Equity Dividend Trust, BlackRock Strategic Equity Dividend Trust and BlackRock Enhanced Equity Dividend Trust, respectively.1

The Acquiring Fund currently does not intend to incur indebtedness or issue preferred shares for investment purposes.

Each Fund is classified as diversified within the meaning of the 1940 Act, which means that it is must satisfy the 5% and 10% requirements (described below) with respect to 75% of its total assets. Each Fund's investments will be limited so as to qualify the Fund as a "regulated investment company" for purposes of Federal tax laws. Requirements for qualification include limiting its

[1]	"Dividend AchieversTM" is a trademark of Indxis, Inc., a subsidiary of Mergent, Inc.

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investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in (A) the securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies), (B) the securities of two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses, or (C) the securities of one or more qualified publicly traded partnerships, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer (other than U.S. Government securities and securities of other regulated investment companies).

To the extent the Acquiring Fund invests in dividend-paying common stocks, the Investment Adviser currently intends to emphasize those securities that: (i) are eligible to pay "qualified dividend" income, and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers (the "Dividends Received Deduction") pursuant to Section 243 of the Code. The current U.S. federal income tax rate on long-term capital gains and qualified dividend income is generally 15% for individuals. Long-term capital gains and qualified dividend income included in distributions of a regulated investment company (a "RIC") to its individual shareholders are generally passed through to such shareholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct 70% of the dividend income they receive from domestic corporations. Corporate shareholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC designates as qualifying for the Dividends Received Deduction. Although the Acquiring Fund has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Acquiring Fund did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the Dividends Received Deduction which will, in turn, limit the tax benefit to a corporate shareholder of investing in the Acquiring Fund. Corporate shareholders should consider whether an investment in the Acquiring Fund is appropriate in light of the Acquiring Fund's ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Acquiring Fund's common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals, or (ii) the Dividends Received Deduction for corporate shareholders of the Acquiring Fund. The 15% U.S. federal income tax rate applicable to long-term capital gains and qualified dividend income is scheduled to expire on December 31, 2012. After this date, absent extension or modification of the relevant legislative provisions, long-term capital gains distributions paid by the Acquiring Fund to the individual shareholder generally will be taxable at the previously applicable maximum 20% rate, and distributions attributable to qualified dividend income will be taxed to the individual shareholder at ordinary income tax rates.

Common Stock

Common stock generally represents an equity ownership interest in an issuer. Under normal market conditions, the Funds' common stock portfolios will consist substantially of dividend-paying common stocks. BDT differs from the other Funds in that it also invests substantially all of its total assets in small- and mid-capitalization companies, as defined by the Russell Mid Cap Index. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under performed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

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Options in General

Each Fund may invest in options under their respective investment policies. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as "American style" options may be exercised at any time during the term of the option. Other options, known as "European style" options, may be exercised only on the expiration date of the option.

If an option written by each Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by each Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when each Fund desires. Each Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. Each Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, each Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from each Fund's option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income.

Call Options and Covered Call Writing. Each Fund follows a strategy known as "covered call option writing," which is a strategy designed to generate current gains from option premiums as a means to enhance distributions payable to the Acquiring Fund's shareholders. Each Fund may write (sell) options listed on an exchange and OTC options. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

As part of its strategy, it may not sell "naked" call options on individual securities, i.e., options representing more shares of the stock than are held in the portfolio. A call option written by the Fund on a security is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Adviser (in accordance with procedures established by the Board) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser as described above.

The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. October $40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before July 31, 2011 at $40 per share. A call option whose strike price is above the current price of the underlying stock is called "out-of-the-money." Most of the options that will be sold by each Fund are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called "in-the-money" and will be sold by the Fund as a defensive measure to protect against a possible decline in the underlying stock.

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The following is a conceptual example of a covered call transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month call option is written with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the writer receives $2.45 (or 6.6% of the common stock's value) as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 6.6% of the common stock's value, regardless of the stock's performance over the six-month period until option expiration. If the stock remains unchanged, the option will expire and there would be a 6.6% return for the 6-month period. If the stock were to decline in price by 6.6%, the strategy would "break even," thus offering no gain or loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium of 6.6% for a total return of 14.3%. Under this scenario, the investor would not benefit from any appreciation of the stock above $40, and thus be limited to a 14.3% total return. The premium income from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the investor's downside protection is eliminated, and the stock could eventually become worthless.

For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that most options that are written against the Fund stock holdings will be repurchased prior to the option's expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holders would exercise their rights and buy the stock from the Fund at the strike price, if the stock traded at a higher price than the strike price. In general, each Fund intends to continue to hold its common stocks rather than allowing them to be called away by the option holders. See "Risks Factors and Special Considerations."

Put Options. Each Fund may utilize put options. Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. These strategies may produce a considerably higher return than the each Fund's primary strategy of covered call writing, but involve a higher degree of risk and potential volatility.

The Fund writes (sells) put options on individual securities only if the put option is "covered." A put option written by the Fund on a security is "covered" if the Fund segregates or earmarks assets determined to be liquid by the Investment Adviser, as described above, equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Investment Adviser, as described above.

The following is a conceptual example of a put transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month put option written with a strike price of $35.00 (i.e., 94.2% of the current market price); and (3) the writer receives $ 1.10 (or 2.95% of the common stock's value) as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself. Under this scenario, before giving effect to any change in the price of the stock, the put writer receives the premium, representing 2.95% of the common stock's value, regardless of the stock's performance over the six-month period until the option expires. If the stock remains unchanged, appreciates in value or declines less than 5.8% in value, the option will expire and there would be a 2.95% return for the 6-month period. If the stock were to decline by 5.8% or more, the Fund would lose an amount equal to the amount by which the stock's price declined minus the premium paid to the Fund. The stock's price could lose its entire value, in which case the Fund would lose $33.90 ($35.00 minus $1.10).

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Options on Indices. Each Fund sells put and call options on indices of securities. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of an index put or call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to accept the potential depreciation (in the case of a put) or sell the potential appreciation (in the case of a call) in the value of the relevant index in exchange for the premium. If, at or before expiration, the purchaser exercises the put or call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index put or call option.

The Fund may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund's objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

The Fund covers its obligations when it sells index options. An index option is considered "covered" if the Fund maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the index. An index put option also is covered if the Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid. An index call option also is covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid.

Limitation on Option Writing Strategy. The Acquiring Fund generally intends to write covered put and call options with respect to approximately 50% to 60% of its portfolio, although this percentage may vary from time to time with market conditions. The Target Funds intends to write covered put and call options with respect to approximately 10% to 20% of its net assets. As each Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The number of covered put and call options on securities each Fund can write is limited by the total assets the Fund holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. In connection with its option writing strategy, each Fund will not write "naked" or uncovered put and call options. Furthermore, the Fund's exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which each Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

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Strategic Transactions. Each Fund may, but is not required to, use various strategic transactions described below to, facilitate portfolio management, mitigate risks and generate total return (although it has no present intention to use such transactions to generate total return). Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although BlackRock seeks to use the practices to further each Fund's investment objectives, no assurance can be given that these practices will achieve this result. Each Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. Each Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." Each Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Each Fund may use Strategic Transactions to enhance potential gain (although it has no current intention to do so) although the Fund will commit variation margin for Strategic Transactions that involve futures contracts only in accordance with the rules of the Commodity Futures Trading Commission.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require each Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by each Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. Appendix D to the Statement of Additional Information contains further information about the characteristics, risks and possible benefits of Strategic Transactions.

Other Investments. Each Fund may invest up to 20% of its total assets in other investments including preferred securities and foreign securities. In addition, each Fund may, although each Fund has no present intention to do so, engage in borrowings for investment purposes and/or issue preferred shares as leverage. For more information, see "Investment Policies and Techniques" and "Additional Risks" in the Statement of Additional Information.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During periods in which Advisors determine that it is temporarily unable to follow each Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents. The Advisors' determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

Other Investment Policies

See "Investment Objectives and Policies of the Funds—Other Investment Policies" in the Statement of Additional Information for a discussion of the Funds' other investment policies.

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Information Regarding Strategic Transactions

Each Fund may enter into certain hedging and risk management transactions ("Strategic Transactions"). Strategic Transactions involve the use of derivative instruments. Such instruments may include, options and certain financial futures contracts and options thereon. Strategic Transactions may be used to attempt to protect against possible changes in the market value of a Fund's portfolio resulting from fluctuations in the debt securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of a Fund to use Strategic Transactions successfully will depend on the Investment Advisors' ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. There is no assurance that these derivative strategies will be available at any time or that the Investment Advisors will determine to use them for hedging or risk management purposes or, if used, that the strategies will be successful. The Strategic Transactions that the Funds may use are described in the Statement of Additional Information under "Investment Objectives and Policies of the Funds—Information Regarding Strategic Transactions."

The principal risks relating to the use of Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in a Fund's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Investment Advisors; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such techniques had not been used. Certain provisions of the Code may also restrict or affect the ability of the Fund to engage in Strategic Transactions. Appendix D to the Statement of Additional Information contains further information about the characteristics, risks and possible benefits of Strategic Transactions.

COMPARISON OF THE FUNDS

Investment Objectives

The investment objectives of the Funds are substantially similar (but not identical). The Acquiring Fund's primary investment objective is to seek current income and current gains, with a secondary objective of long-term capital appreciation. BDV's investment objective is to provide total return through a combination of current income, capital gains and capital appreciation. BDT's investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. Each Fund's investment objective(s) is not a fundamental policy and may be changed without shareholder approval. Each Fund, under normal market conditions, invests at least 80% of its total assets in dividend-paying equities and may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends. BDT differs from the other Funds in that it also invests substantially all of its total assets in small- and mid-capitalization companies, as defined by the Russell Mid Cap Index. Finally, the Acquiring Fund uses an option strategy that writes options on approximately 50-60% of its total assets, whereas the other Funds generally overwrite 10-20% of their respective total assets.

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Investment Strategies and Restrictions

The Funds have either the same or substantially similar (but not identical) investment strategies and restrictions. A comparison of the significant investment strategies and operating policies used by the Funds is set forth in the table below. The investment strategies and significant operating policies of the Combined Fund will be those of BDJ.

Acquiring Fund	Target Funds
BDJ	BDV	BDT
Total Assets under Management As of October 31, 2011: $575,712,127	Total Assets under Management As of October 31, 2011: $554,147,095	Total Assets under Management As of October 31, 2011: $302,999,865

Investment Objective(s)

•        Primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation.

•        Seeks to achieve these objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions to its shareholders.

Investment Objective(s)

•        To provide total return through a combination of current income, capital gains, and long-term capital appreciation.

•        Seeks to achieve these objectives by investing in common stocks that pay dividends and have the potential for capital appreciation.

Investment Objective(s)

•        To provide total return through a combination of current income, current gains, and long-term capital appreciation.

•        Seeks to achieve its investment objective by investing substantially all of its total assets in common stocks of small to mid-capitalization issuers that pay dividends and have the potential for capital appreciation.

Investment Policies

•        Invests at least 80% of its total assets in dividend-paying equities, under normal market conditions.

•        May invest up to 20% of its total assets in equity securities of issuers that do not pay dividends, under normal market conditions.

	Investment Policies • Same as Acquiring Fund. • Same as Acquiring Fund.	Investment Policies • Same as Acquiring Fund. • Same as Acquiring Fund. • Invests at least 80% of its total assets in small- and mid-capitalization companies, as defined by the Russell Mid Cap Index.

Option Strategy

•        Employs a strategy of writing (selling) covered call and put options on common stocks, indices of securities, sectors of securities and baskets of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Fund's shareholders.

•        Generally writes covered put and call options with respect to approximately 50% to 60% of its total assets, although this percentage may vary from time to time with market conditions.

Option Strategy

•        May purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps.

•        Currently employs a strategy of overwriting 10-20% of its total assets, although this percentage may vary from time to time with market conditions.

Option Strategy

•        May purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, equity and other indices and futures contracts and forward foreign currency contracts, and may enter into various interest rate transactions.

•        Same as BDV.

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Acquiring Fund	Target Funds
BDJ	BDV	BDT

Leverage

•        Currently does not intend to incur indebtedness or issue preferred shares for investment purposes.

•        May borrow in an amount up to 5% of its total assets for temporary or emergency purposes.

•        May borrow funds for investment purposes and/or issue debt securities or preferred shares in an aggregate amount of approximately 33 1/3% of its total assets to purchase additional securities.

	Leverage • Same as Acquiring Fund. • Same as Acquiring Fund. • Same as Acquiring Fund.	Leverage • Same as Acquiring Fund. • Same as Acquiring Fund. • Same as Acquiring Fund.

Foreign Securities

•        May, but has no present intention to, invest up to 20% of its total assets in foreign securities, which may include securities denominated in U.S. dollars or in foreign currencies or multinational currency units.

•        May, but has no present intention to, invest in foreign securities of emerging market issuers, but investments in such securities will not comprise more than 10% of its total assets.

	Foreign Securities • Same as Acquiring Fund.	Foreign Securities • Same as Acquiring Fund.
Preferred Securities • May, but has no present intention to, invest up to 20% of its total assets in preferred securities.	Preferred Securities • Same as Acquiring Fund.	Preferred Securities • Same as Acquiring Fund.
Short-term Debt Securities • May, for temporary defensive purposes or to keep cash on hand, invest up to 100% of its total assets in cash equivalents and short-term debt securities.	Short-term Debt Securities • Same as Acquiring Fund.	Short-term Debt Securities • Same as Acquiring Fund.

Puts on Securities, Indices and
Futures Contracts

•        Will not sell puts if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

	Puts on Securities, Indices and Futures Contracts • Same as Acquiring Fund.	Puts on Securities, Indices and Futures Contracts • Same as Acquiring Fund.

Short Sales

•        Will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Acquiring Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.

	Short Sales • Same as Acquiring Fund.	Short Sales • Same as Acquiring Fund.

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Acquiring Fund	Target Funds
BDJ	BDV	BDT
Lending of Securities • Will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Acquiring Fund's total assets (including such loans).	Lending of Securities • Same as Acquiring Fund.	Lending of Securities • Same as Acquiring Fund.
Dividends • Intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to shareholders.	Dividends • Same as Acquiring Fund.	Dividends • Same as Acquiring Fund.
Investment Advisor and Sub-Advisor • Investment Advisor: BlackRock Advisors, LLC. • Sub-Advisor: BlackRock Financial Management, Inc.	Investment Advisor and Sub-Advisor • Same as Acquiring Fund. • Same as Acquiring Fund.	Investment Advisor and Sub-Advisor • Same as Acquiring Fund. • Same as Acquiring Fund.
Advisory and Sub-Advisory Fee • Advisory: 1.00% of the Acquiring Fund's average weekly managed assets. • Sub-Advisory: Equal to 50% of the advisory fee received by the Investment Advisor	Advisory and Sub-Advisory Fee • Advisory: 0.65% of the Fund's average weekly managed assets. • Same as Acquiring Fund.	Advisory and Sub-Advisory Fee • Advisory: 0.75% of the Fund's average weekly managed assets. • Same as Acquiring Fund.
Portfolio Management Team • Kathleen M. Anderson, Managing Director at BlackRock; • Robert M. Shearer, Managing Director at BlackRock; and • Kyle G. McClements, Managing Director at BlackRock.	Portfolio Management Team • Same as Acquiring Fund.	Portfolio Management Team • Same as Acquiring Fund.
Fiscal Year End • October 31.	Fiscal Year End • Same as Acquiring Fund.	Fiscal Year End • Same as Acquiring Fund.

The fundamental investment restrictions of the Funds are identical and may not be changed without the approval of the holders of a majority of a Fund's outstanding common shares (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented, or (ii) more than 50% of the outstanding shares). The following investment restrictions of the Acquiring Fund will apply to the Combined Fund. Under the fundamental investment restrictions, the Acquiring Fund may not:

(1)          invest 25% or more of the value of its total assets in any one industry;

(2)          with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding securities of any one issuer;

(3)          issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies;

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(4)          make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt securities consistent with the Fund's investment objectives and policies or the entry into repurchase agreements;

(5)          underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Fund may be deemed to be an underwriter;

(6)          purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and real estate operating companies ("REOCs"), and instruments secured by real estate or interests therein and the Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such other assets; and

(7)          purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

Additional investment restrictions adopted by the Acquiring Fund, which may be changed by the Board of the Acquiring Fund without shareholder approval, provide that the Acquiring Fund may not:

(1)          Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

(2)          Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder. Under the Investment Company Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus.

(3)          Under normal market conditions, invest less than 80% of its total assets in dividend-paying common stocks and may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends, under normal market conditions. The Fund will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Fund unless such change was previously approved by shareholders.

In addition, to comply with U.S. federal income tax requirements for qualification as a regulated investment company, the Acquiring Fund's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Acquiring Fund's total assets are invested (i) in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Acquiring Fund and engaged in the same, similar or related trades or businesses, or (ii) in the securities of one or more "qualified publicly traded partnerships" (as defined under Section 851(h) of the Code, and (b) with regard to at least 50% of the Acquiring Fund's total assets, no more than 5% of its total assets are invested in the securities (other than U.S. Government securities or

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securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

Each Target Fund's fundamental investment restrictions are the same as the Acquiring Fund's fundamental restrictions (1) through (7).

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Any policies of the Acquiring Fund not described as fundamental in this Joint Proxy Statement/Prospectus may be changed by its Board without shareholder approval.

Leverage

Each Fund currently does not intend to incur indebtedness or issue preferred shares for investment purposes.

Each Fund may borrow in an amount up to 5% of its total assets for temporary or emergency purposes. Each Fund may, but does not currently intend to, borrow funds for investment purposes and/or issue debt securities or preferred shares in an aggregate amount of approximately 33 1/3% of its total assets to purchase additional securities. These practices are known as "leverage." Each Fund may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as BlackRock may from time to time determine. Changes in the value of each Fund 's investment portfolio, including securities bought with the proceeds of the leverage, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of each Fund's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if each Fund were not leveraged. During periods in which each Fund is using leverage, the fees paid to BlackRock for advisory and sub-advisory services will be higher than if each Fund did not use leverage because the fees paid will be calculated on the basis of the Trust's total assets, including the proceeds from the issuance of preferred shares and other leverage. Although each Fund is able to issue preferred shares in an amount up to 50% of its total assets, each Fund anticipates that it would not offer preferred shares representing more than 33 1/3% of the Fund's total assets immediately after the issuance of the preferred shares.

Under the 1940 Act, each Fund is not permitted to (i) issue preferred shares, unless immediately after such issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares, or (ii) issue any senior security representing indebtedness of the Fund, unless immediately after such issuance the value of the Fund's total assets is at least 300% of the face amount of such indebtedness. In addition, in the event that each Fund does issue any preferred shares or senior securities representing indebtedness, the Fund will not be able to (i) pay dividends or declare any other distribution on any such preferred shares or the common shares unless at the time of declaration of any such dividend or other distribution the value of the Fund's total assets is at least 200% of the liquidation value of such preferred shares after giving effect to such dividend or other distribution, or (ii) pay dividends or declare any other distribution on any such senior security representing indebtedness or the common shares unless at the time of declaration of any such dividend or other distribution the value of the Fund's total assets is at least 300% of the face amount of such indebtedness after giving effect to such dividend or other distribution.

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MANAGEMENT OF THE FUNDS

The Boards

The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under Delaware law. A list of the directors, a brief biography for each director and additional information relating to the Boards are included in the Statement of Additional Information.

The Advisors

BlackRock Advisors, LLC acts as the investment adviser for each Fund. Pursuant to an investment management agreement between BlackRock Advisors, LLC and each Fund, BDV, BDT and BDJ pays the Investment Advisor a monthly fee at an annual rate of 0.65%, 0.75% and 1.00%, respectively, of the respective Fund's average weekly value of the Fund's managed assets.

BlackRock Financial Management, Inc. acts as the sub-advisor for each Fund (the "Sub-Advisor" and together with the Investment Advisor, the "Advisors"). BlackRock Advisors, LLC has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc., under which the BlackRock Advisors, LLC pays BlackRock Financial Management, Inc. for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to BlackRock Advisors, LLC.

A discussion regarding the basis for the approval of the investment management agreements by the Boards of the Funds are available in each Fund's semi-annual report to shareholders for the period ending April 30, 2011.

BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and the Sub-Advisor, located at 55 East 52nd Street, New York, New York 10055, are wholly owned subsidiaries of BlackRock, Inc. ("BlackRock"). BlackRock is one of the world's largest publicly-traded investment management firms.  As of September 30, 2011 , BlackRock's assets under management were approximately $3.345 trillion.  BlackRock has over 20 years of experience managing closed-end products and, as of September 30, 2011 advised a registered closed-end family of 94 exchange-listed active funds with approximately $39.6 billion in assets.  In addition, BlackRock advised two non-exchange-listed closed-end funds with approximately $322.7 million in assets.

BlackRock offers products that span the risk spectrum to meet clients' needs, including active, enhanced and index strategies across markets and asset classes. Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of September 30, 2011, the firm has approximately 10,200 employees in 27 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

The Investment Advisor serves as the investment adviser for each of the Funds and is expected to continue to serve as investment adviser for the Combined Fund.  Each Fund is managed by a team of investment professionals comprised of Kathleen Anderson, Robert Shearer and Kyle McClements. Ms. Anderson and Mr. Shearer are primarily focused on managing each Fund's common stock investments. Mr. McClements is primarily focused on managing the Fund's option strategy. Each is jointly responsible for the day-to-day management of each Fund's portfolio, which includes setting each Fund's overall investment strategy, overseeing the management of each Fund and/or selection of its investments.

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Kathleen M. Anderson, Managing Director and Portfolio Manager of the Funds. Ms. Anderson's service with the Investment Advisor dates back to 1993, including her years with Merrill Lynch Investment Managers ("MLIM"), which merged with BlackRock in 2006. At MLIM, she served several roles, including analyst and portfolio manager for the Utility and Telecommunications Fund and portfolio manager for the Equity Dividend Fund. Prior to joining MLIM, Ms. Anderson served as a research associate at Chancellor Capital Management (formerly Citigroup Investment Management) from 1983 until 1993. At Chancellor Capital Management, Ms. Anderson was a research associate for entertainment and media and an analyst on a real estate fund. In 1987, she assumed coverage as the analyst for the utilities and telecommunications sectors. Ms. Anderson earned a BA degree in economics and finance from Baruch College in 1980.

Kyle G. McClements, CFA, Managing Director and Portfolio Manager, joined BlackRock following the merger with State Street Research and Management ("SSRM") in 2005. Prior to joining BlackRock, Mr. McClements was Vice President of SSRM's Quantitative Strategies Group where one of his responsibilities was implementing different option strategies on various equity accounts since 2004. Prior to joining SSRM, Mr. McClements was a Vice President at Deutsche Asset Management where he was a derivative, program and foreign exchange trader. From 1998 to 2001, he was also a portfolio manager for the ProEquity Fund Series.

Robert M. Shearer, CFA, has been a Managing Director of and Portfolio Manager with BlackRock, Inc. since 2006. Prior to joining BlackRock, he was a Managing Director of MLIM from 2000 to 2006, First Vice President of MLIM from 1998 to 2000 and portfolio manager for the Equity Dividend Fund. He has been a Portfolio Manager since 1997. Prior to joining MLIM, Mr. Shearer was a Vice President with David L. Babson & Company, Inc., at Concert Capital Management, Inc. as a Vice President and Sector Manager and at Fiduciary Trust Company International as a Vice President. Shearer holds the Chartered Financial Analyst designation.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Advisors may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Advisors, if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified brokerage firms.

Legal Proceedings

There are no material pending legal proceedings against the Funds or the Advisors.

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Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to the Funds
Investment Advisor	BlackRock Advisors, LLC
Sub-Advisor	BlackRock Financial Management, Inc.
Custodian	The Bank of New York Mellon
Transfer Agent, Dividend Disbursing Agent and Registrar	The Bank of New York Mellon
Accounting Services Provider	The Bank of New York Mellon
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Trustees	Debevoise & Plimpton LLP

All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund's investment portfolio, are held by the Bank of New York Mellon, One Wall Street, New York, New York 10286, as custodian. The Bank of New York Mellon also serves as each Fund's transfer agent with respect to the Funds' common shares.

It is not anticipated that the Reorganization will result in any change in the organizations providing services to BDJ as set forth above. As a result of the Reorganization, the service providers to BDJ are anticipated to be the service providers to the Combined Fund.

Capitalization

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth the capitalization of the Funds as of October 31, 2011 and the pro forma capitalization of the Combined Fund as if the proposed Reorganization had occurred on that date.

Capitalization as of October 31, 2011 (Unaudited)

	BDJ	BDV	BDT	Adjustments	Pro Forma Combined Fund (All Funds)
Net Assets(a)	$575,712,127	$554,147,095	$302,999,865	$(1,103,146) (b)	$1,431,755,941
Common Shares Outstanding	71,655,012	54,638,903	26,908,028	25,202,823 (c)	178,404,766
Net Asset Value Per Share	$8.03	$10.14	$11.26		$8.03

(a)	Based on the number of outstanding shares of common stock listed in "Outstanding common shares" table below.
(b)	Reflects non-recurring aggregate estimated reorganization expenses of $1,103,146 of which $657,557 was attributable to BDJ and $445,589 was attributable to BDT, respectively. Since the Combined Fund's expenses are expected to be substantially higher than BDV's current expenses, the Advisor has decided to cover BDV's costs of the Reorganization. Therefore, the costs associated with BDV's Reorganization will not be borne directly by BDV. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to BDJ's participation in each Reorganization outweigh the costs associated with such Reorganization, the Advisor recommended, and the Boards have approved, that BDT and BDJ each be responsible for its own Reorganization expenses. See “Reasons for the Reorganizations.” The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.
(c)	Reflects adjustments of 14,410,901 for BDV common shares and 10,791,922 for BDT common shares due to differences in per share NAV.

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	BDJ	BDV	Adjustments	Pro Forma Combined Fund (BDV and Acquiring Fund)
Net Assets(a)	$575,712,127	$554,147,095	$(657,557) (b)	$1,129,201,665
Common Shares Outstanding	71,655,012	54,638,903	14,410,901 (c)	140,704,816
Net Asset Value Per Share	$8.03	$10.14		$8.03

(a)	Based on the number of outstanding shares of common stock listed in "Outstanding common shares" table below.
(b)	Reflects non-recurring aggregate estimated reorganization expenses of $657,557 attributable to BDJ. Since the Combined Fund's expenses are expected to be substantially higher than BDV's current expenses, the Advisor has decided to cover BDV's costs of the Reorganization. Therefore, the costs associated with BDV's Reorganization will not be borne directly by BDV. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to BDJ's participation in each Reorganization outweigh the costs associated with such Reorganization, the Advisor recommended, and the Boards have approved, that BDT and BDJ each be responsible for its own Reorganization expenses. See “Reasons for the Reorganizations.” The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.
(c)	Reflects adjustments due to differences in per share NAV.
	BDJ	BDT	Adjustments	Pro Forma Combined Fund (BDT and Acquiring Fund)
Net Assets(a)	$575,712,127	$302,999,865	$(1,103,146) (b)	$877,608,846
Common Shares Outstanding	71,655,012	26,908,028	10,791,922 (c)	109,354,962
Net Asset Value Per Share	$8.03	$11.26		$8.03

(a)	Based on the number of outstanding shares of common stock listed in "Outstanding common shares" table below.
(b)	Reflects non-recurring aggregate estimated reorganization expenses of $1,103,146 of which $657,557 was attributable to BDJ and $445,589 was attributable to BDT, respectively. The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.
(c)	Reflects adjustments due to differences in per share NAV.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Shareholders of a Fund are entitled to share equally in dividends declared by the Fund's Board as payable to holders of the Fund's common shares and in the net assets of the Fund available for distribution to holders of the common shares. Shareholders do not have preemptive or conversion rights and a Fund's common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable.

Purchase and Sale

Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Outstanding Shares as of October 31, 2011

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
BDV	Common Stock	155,208,028	—	54,638,903
BDT	Common Stock	129,333,028	—	26,908,028
BDJ	Common Stock	172,458,028	—	71,655,012

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Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE, for each full quarterly period within each Fund's two most recent fiscal years and each full quarter since the beginning of each Fund's current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

BDV	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
October 31, 2011	$9.55	$8.30	$10.41	$9.05	-5.27%	-9.78%
July 31, 2011	$10.61	$9.47	$11.00	$10.26	-2.49%	-9.20%
April 30, 2011	$10.60	$9.64	$11.01	$10.14	-0.19%	-5.81%
January 31, 2011	$10.64	$9.65	$10.48	$9.94	2.82%	-2.92%
October 31, 2010	$9.90	$8.71	$10.04	$9.25	0.00%	-7.83%
July 31, 2010	$9.41	$8.15	$10.05	$8.86	-4.39%	-10.26%
April 30, 2010	$9.52	$8.42	$10.11	$9.25	-4.24%	-9.54%
January 31, 2010	$9.46	$8.24	$9.84	$9.19	-1.57%	-12.83%
October 31, 2009	$8.85	$7.71	$9.52	$8.80	-6.39%	-12.78%
July 31, 2009	$7.89	$7.01	$8.87	$8.07	-10.84%	-15.11%
April 30, 2009	$7.51	$5.11	$8.51	$6.69	-11.00%	-24.30%
January 31, 2009	$9.68	$7.03	$10.71	$8.20	-6.19%	-18.42%
October 31, 2008	$10.79	$7.85	$12.75	$9.31	-9.18%	-21.33%

BDT	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
October 31, 2011	$10.19	$8.72	$11.53	$9.79	-7.98%	-13.85%
July 31, 2011	$11.00	$10.08	$12.20	$11.29	-8.77%	-11.33%
April 30, 2011	$10.99	$10.07	$12.24	$11.41	-8.81%	-11.74%
January 31, 2011	$10.78	$9.92	$11.72	$11.05	-6.86%	-10.47%
October 31, 2010	$10.00	$8.94	$11.13	$10.13	-9.13%	-12.91%
July 31, 2010	$10.35	$8.67	$11.54	$10.03	-10.20%	-14.94%
April 30, 2010	$10.27	$8.50	$11.65	$9.94	-10.38%	-15.32%
January 31, 2010	$9.30	$8.38	$10.70	$9.69	-11.02%	-15.97%
October 31, 2009	$8.99	$8.19	$10.36	$9.54	-11.53%	-14.54%
July 31, 2009	$8.20	$7.10	$9.52	$8.37	-13.26%	-17.21%
April 30, 2009	$7.94	$5.41	$9.25	$6.95	-12.03%	-22.16%
January 31, 2009	$9.38	$6.82	$10.92	$8.34	-12.46%	-24.95%
October 31, 2008	$11.35	$7.87	$13.97	$9.08	-11.56%	-22.26%

BDJ	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
October 31, 2011	$7.64	$6.53	$8.29	$7.23	-5.23%	-11.04%
July 31, 2011	$8.94	$7.62	$8.71	$8.16	3.49%	-8.19%
April 30, 2011	$8.94	$8.24	$8.71	$8.12	5.18%	-1.52%
January 31, 2011	$9.21	$8.40	$8.58	$8.28	9.24%	-0.36%
October 31, 2010	$9.02	$8.12	$8.35	$7.92	8.54%	0.62%
July 31, 2010	$8.86	$7.56	$8.59	$7.61	3.41%	-4.73%
April 30, 2010	$9.17	$8.14	$8.64	$8.13	7.26%	-1.21%
January 31, 2010	$9.21	$7.82	$8.63	$8.18	7.59%	-4.40%
October 31, 2009	$9.23	$7.89	$8.42	$7.97	13.01%	-2.95%
July 31, 2009	$8.31	$6.78	$8.03	$7.39	4.01%	-11.14%
April 30, 2009	$7.64	$5.14	$8.06	$6.39	-1.55%	-20.31%
January 31, 2009	$9.06	$6.49	$9.93	$7.77	2.03%	-21.05%
October 31, 2008	$10.31	$7.03	$11.54	$8.71	-2.79%	-21.98%

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As of October 31, 2011, the net asset value per common share of BDV was $10.14 and the market price per common share was $9.21, representing a discount to net asset value of -9.17%, the net asset value per common share of BDT was $11.26 and the market price per common share was $9.76, representing a discount to net asset value of -13.32% and the net asset value per common share of BDJ was $8.03 and the market price per common share was $7.29, representing a discount to net asset value of -9.22%. Common shares of BDV and BDJ have historically traded at both a premium and a discount to net asset value, and common shares of BDT have generally traded at a discount to net asset value.

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund's past performance does not necessarily indicate how its common shares will perform in the future.

Average Annual Total Returns as of October 31, 2011

Fund	Trailing 12-month Distribution Yield based on October 31, 2011 NAV	One Year ended October 31, 2011 based on NAV	One Year ended October 31, 2011 based on Market Price	Life of Fund ended October 31, 2011 based on NAV	Life of Fund ended October 31, 2011 based on Market Price	Inception Date
BDV	6.41%	8.33%	-0.41%	2.49%	0.65%	12/23/2003
BDT	5.77%	8.31%	4.14%	3.65%	1.10%	3/30/2004
BDJ	10.34%	6.88%	-10.20%	1.24%	-1.07%	8/31/2005

DIVIDENDS AND DISTRIBUTIONS

The dividend and distribution policy of the Acquiring Fund will be the dividend and distribution policy for the Combined Fund. The Target Funds intend to distribute a level dividend each quarter to their shareholders, which level dividend rate may be modified by the Board of each Target Fund from time to time. The Acquiring Fund intends to make regular quarterly cash distributions of all or a portion of its net investment income to holders of the Fund's common shares. The Acquiring Fund's net investment income consists of all interest income accrued on portfolio assets less all expenses of the Fund. The Acquiring Fund is required to allocate net capital gains and other taxable income, if any, received by the Fund among its shareholders on a pro rata basis in the year for which such capital gains and other income are realized.

The tax treatment and characterization of the Acquiring Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Acquiring Fund's distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Acquiring Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Acquiring Fund's net investment income, net capital gains and accumulated earnings and profits (if any) for the relevant fiscal year and its previously undistributed earnings and profits from prior years. In such situations, the amount by which the Acquiring Fund's total distributions exceed its net investment income, net capital gains and accumulated earnings and profits (if any) generally will be treated as a tax-free return of capital reducing the amount of a shareholder's tax basis in such shareholder's shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will affect the level of the Acquiring Fund's net investment income, such as its asset mix, its level of retained earnings, the amount of leverage utilized by the Fund and the effects thereof and the movement of interest rates for debt securities. These factors, among others, may result in the Combined Fund's level of net investment income being different from the level of net investment income for any of the Target Funds or the Acquiring Fund if the Reorganization were not

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completed. To permit the Acquiring Fund to maintain more stable monthly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, the Fund may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular month may be more or less than the amount actually earned by the Fund during that month. Undistributed earnings will increase the Acquiring Fund's net asset value and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the Fund's net asset value. Holders of the Acquiring Fund's common shares will automatically have all dividends and distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased in the open market in accordance with the Fund's Automatic Dividend Reinvestment Plan, unless an election is made to receive cash. For information concerning the manner in which dividends and distributions to holders of a Fund's common shares may be reinvested automatically in such Fund's common shares, see "Automatic Dividend Reinvestment Plan" below.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

The automatic dividend reinvestment plan (the "Plan") of the Acquiring Fund will be the automatic dividend reinvestment plan of the Combined Fund. The automatic dividend reinvestment plan of the Target Funds is the same as the Acquiring Fund's Plan. Shareholders of the Acquiring Fund are automatically enrolled to have all distributions of dividends and capital gains reinvested by BNY Mellon Shareowner Services (the "Plan Agent"), agent for shareholders in administering the Plan. Shareholders who do not participate in the Plan receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

After the Acquiring Fund declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund ("newly issued shares"), or (ii) by open-market purchases. If, on the dividend payment date, the net asset value per share ("NAV") is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the NAV on the dividend payment date. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the payment date for such dividend, whichever is sooner (the "last purchase date"), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Combined Fund will pay quarterly dividends. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date. Additionally, the Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.

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The Plan Agent's fees for the handling of the reinvestment of dividends are paid by the Acquiring Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions. Participants should consult their own tax advisors regarding the U.S. federal income tax consequences of the automatic reinvestment of dividends and distributions, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

The Acquiring Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in its Plan; however, the Acquiring Fund reserves the right to amend its Plan to include a service charge payable by the participants. Participants who request a sale of shares through the Plan Agent are subject to a $0.02 per share sold brokerage commission.

All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242.

CERTAIN PROVISIONS OF THE CHARTER

Each Fund's charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The Board of each Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of a Fund. With respect to each Fund, a trustee may only be removed from office for cause and only by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

The charters of each Fund require the favorable vote of a majority of each Fund's Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Board Members, in which case a favorable vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund is required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;
•	the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan;
•	the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

44

•	the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

Except as provided above with respect to Principal Shareholder transactions, the charter of each Fund requires the favorable vote of 66 2/3% of each Fund's Trustees followed by a favorable vote of a majority of the outstanding voting securities (as defined in the 1940 Act) to approve a merger or consolidation of the Fund with any other corporation or entity, or a sale of all or substantially all of the Fund's assets.

Pursuant to the charters of BDV and BDT, each of BDV and BDT may be dissolved by the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such dissolution has been approved by at least 80% of the Trustees, in which case a favorable vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund is required. Pursuant to the charter of BDJ, BDJ may be dissolved only if such dissolution has been approved by at least 80% of the Trustees.

The Board of each Fund has determined that the voting requirements described above, which are greater than the minimum requirements under the 1940 Act or, in certain circumstances, Delaware law, are in the best interests of shareholders generally. Reference should be made to the charter of each Fund on file with the SEC for the full text of these provisions.

GOVERNING LAW

Each Fund is organized as a Delaware statutory trust pursuant to its charter governed by the laws of the State of Delaware. BlackRock Equity Dividend Trust was organized under the laws of the State of Delaware on September 29, 2003 and commenced operations on December 23, 2003. BlackRock Equity Dividend Trust was known as BlackRock Dividend Achievers™ Trust prior to May 9, 2011. BlackRock Strategic Equity Dividend Trust was organized under the laws of the State of Delaware on January 22, 2004 and commenced operations on March 30, 2004. BlackRock Strategic Equity Dividend Trust was known as BlackRock Strategic Dividend Achievers™ Trust prior to May 9, 2011. BlackRock Enhanced Equity Dividend Trust was organized under the laws of the State of Delaware on July 1, 2005 and commenced operations on August 31, 2005. BlackRock Enhanced Equity Dividend Trust was known as BlackRock Enhanced Dividend Achievers™ Trust prior to May 9, 2011.

CONVERSION TO OPEN-END FUND

To convert each of BDV, BDT and BDJ to an open-end investment company, each such Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of such Fund's Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Board Members, in which case a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund is required.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 10 days' prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or

45

under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at net asset value plus a sales load. The Boards believe, however, that the Funds' closed-end structure is desirable in light of the Funds' investment objectives and policies. Therefore, shareholders should assume that it is not likely that the Boards would vote to convert any of the Funds to an open-end fund.

VOTING RIGHTS

Voting rights are identical for the shareholders of each Fund. The shareholders of each Fund are entitled to one vote for each share held by them. The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.

Each Fund's common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund's common shares voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the Fund's remaining common shares will not be able to elect any directors.

APPRAISAL RIGHTS

Common shareholders of each Target Fund do not have appraisal rights.

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FINANCIAL HIGHLIGHTS

BlackRock Equity Dividend Trust (BDV)

The Financial Highlights table is intended to help you understand BDV's financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in BDV (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended April 30, 2011 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, BDV's independent registered public accounting firm. Financial statements for the fiscal year ended October 31, 2010 and the Report of the Independent Registered Public Accounting Firm thereon appear in BDV's Annual Report for the fiscal year ended October 31, 2010, which is available upon request.

BlackRock Equity Dividend Trust (BDV)

	Six Months Ended April 30, 2011	Year Ended October 31,						Period December 23, 2003[1] to October 31,
	(Unaudited)	2010	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$9.14	$10.33	$15.49	$15.95	$14.21	$14.67	$14.33[2]
Net investment income	0.12	0.23	0.30	0.41	0.45	0.42	0.43	0.37
Net realized and unrealized gain (loss)	1.22	1.28	(0.84)	(4.67)	(0.01)	2.21	0.01	0.66
Net increase (decrease) from investment operations	1.34	1.51	(0.54)	(4.26)	0.44	2.63	0.44	1.03
Dividends and distributions from:
Net investment income	(0.33)[3]	(0.65)	(0.30)	(0.43)	(0.44)	(0.41)	(0.43)	(0.38)
Net realized gain	–	–	–	–	(0.38)	(0.32)	(0.28)	–
Tax return of capital	–	–	(0.35)	(0.47)	(0.08)	(0.16)	(0.19)	(0.29)
Total dividends and distributions	(0.33)	(0.65)	(0.65)	(0.90)	(0.90)	(0.89)	(0.90)	(0.67)
Capital charges with respect to issuance of shares	–	–	–	–	–	–	–	(0.02)
Net asset value, end of period	$11.01	$10.00	$9.14	$10.33	$15.49	$15.95	$14.21	$14.67
Market price, end of period	$10.50	$9.88	$8.27	$9.20	$13.64	$14.86	$12.77	$14.98
Total Investment Return[4]
Based on net asset value	13.61%[5]	17.36%	(3.75)%	(27.56)%	3.15%	19.89%	3.11%	7.28%[5]
Based on market price	9.66%[5]	28.15%	(2.21)%	(26.73)%	(2.50)%	24.31%	(9.25)%	4.62%[5]
Ratios to Average Net Assets
Total expenses	0.83%[6]	0.82%	0.85%	0.83%	0.82%	0.84%	0.84%	0.83%[6]
Total expenses after fees waived	0.83%[6]	0.82%	0.85%	0.83%	0.82%	0.84%	0.84%	0.83%[6]
Net investment income	2.28%[6]	2.44%	3.46%	3.46%	2.87%	2.90%	2.93%	3.00%[6]
Supplemental Data
Net assets, end of period (000)	$601,349	$545,129	$498,174	$563,030	$844,633	$869,703	$774,691	$800,020
Portfolio turnover	36%	104%	56%	23%	12%	11%	27%	6%

1	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
2	Net asset value, beginning of period, reflects a deduction of $0.675 per share sales charge from the initial offering price of $15.00 per share.
3	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
4	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
5	Aggregate total investment return.
6	Annualized.

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BlackRock Strategic Equity Dividend Trust (BDT)

The Financial Highlights table is intended to help you understand BDT's financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in BDT (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended April 30, 2011 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, BDT's independent registered public accounting firm. Financial statements for the fiscal year ended October 31, 2010 and the Report of the Independent Registered Public Accounting Firm thereon appear in BDT's Annual Report for the fiscal year ended October 31, 2010, which is available upon request.

BlackRock Strategic Equity Dividend Trust (BDT)

	Six Months Ended April 30, 2011	Year Ended October 31,						Period March 30, 2004[1] to October 31,
	(Unaudited)	2010	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.07	$9.72	$10.67	$15.22	$16.13	$15.14	$14.96	$14.33[2]
Net investment income	0.14	0.29	0.30	0.37	0.40	0.37	0.46	0.18
Net realized and unrealized gain (loss)	1.36	1.71	(0.60)	(4.02)	(0.41)	1.52	0.62	0.92
Net increase (decrease) from investment operations	1.50	2.00	(0.30)	(3.65)	(0.01)	1.89	1.08	1.10
Dividends and distributions from:
Net investment income	(0.33)[3]	(0.65)	(0.31)	(0.40)	(0.40)	(0.35)	(0.46)	(0.17)
Net realized gain	–	–	–	–	(0.38)	(0.55)	(0.42)	–
Tax return of capital	–	–	(0.34)	(0.50)	(0.12)	–	(0.02)	(0.28)
Total dividends and distributions	(0.33)	(0.65)	(0.65)	(0.90)	(0.90)	(0.90)	(0.90)	(0.45)
Capital charges with respect to issuance of shares	–	–	–	–	–	–	–	(0.02)
Net asset value, end of period	$12.24	$11.07	$9.72	$10.67	$15.22	$16.13	$15.14	$14.96
Market price, end of period	$10.99	$9.98	$8.37	$9.01	$13.19	$14.53	$13.20	$14.54
Total Investment Return[4]
Based on net asset value	13.92%[5]	21.94%	(1.10)%	(23.93)%	0.24%	13.65%	7.62%	7.75%[5]
Based on market price	13.46%[5]	27.67%	0.86%	(25.88)%	(3.56)%	17.43%	(3.46)%	0.01%[5]
Ratios to Average Net Assets
Total expenses	0.95%[6]	0.93%	0.97%	0.94%	0.95%	0.96%	0.96%	0.99%[6]
Total expenses after fees waived	0.95%[6]	0.93%	0.97%	0.94%	0.95%	0.96%	0.96%	0.99%[6]
Net investment income	2.38%[6]	2.76%	3.68%	3.40%	2.75%	2.57%	3.01%	2.18%[6]
Supplemental Data
Net assets, end of period (000)	$329,250	$297,869	$261,472	$287,141	$409,646	$433,938	$407,366	$402,570
Portfolio turnover	34%	71%	66%	20%	18%	18%	24%	1%

1	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
2	Net asset value, beginning of period, reflects a deduction of $0.675 per share sales charge from the initial offering price of $15.00 per share.
3	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
4	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
5	Aggregate total investment return.
6	Annualized.

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BlackRock Enhanced Equity Dividend Trust (BDJ)

The Financial Highlights table is intended to help you understand BDJ's financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in BDJ (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended April 30, 2011 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, BDJ's independent registered public accounting firm. Financial statements for the fiscal year ended October 31, 2010 and the Report of the Independent Registered Public Accounting Firm thereon appear in BDJ's Annual Report for the fiscal year ended October 31, 2010, which is available upon request.

BlackRock Enhanced Equity Dividend Trust (BDJ)

	Six Months Ended April 30, 2011	Year Ended October 31,					Period August 31, 2005[1] to October 31,
	(Unaudited)	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$8.32	$8.13	$9.59	$14.10	$14.88	$14.01	$14.33[2]
Net investment income	0.08	0.17	0.25	0.34	0.39	0.37	0.06
Net realized and unrealized gain (loss)	0.80	1.00	(0.55)	(3.73)	0.06	1.71	(0.26)
Net increase (decrease) from investment operations	0.88	1.17	(0.30)	(3.39)	0.45	2.08	0.20
Dividends and distributions from:
Net investment income	(0.49)[3]	(0.17)	(0.25)	(0.52)	(0.43)	(0.15)	(0.06)
Net realized gain	–	–	–	–	(0.80)	(1.06)	(0.04)
Tax return of capital	–	(0.81)	(0.91)	(0.60)	–	–	0.00
Total dividends and distributions	(0.49)	(0.98)	(1.16)	(1.12)	(1.23)	(1.21)	(0.10)
Capital charges with respect to issuance of shares	–	–	–	–	–	–	(0.02)
Net asset value, end of period	$8.71	$8.32	$8.13	$9.59	$14.10	$14.88	$14.01
Market price, end of period	$8.84	$8.99	$7.89	$8.47	$12.68	$14.92	$13.79
Total Investment Return[4]
Based on net asset value	10.85%[5]	15.23%	(1.63)%	(24.35)%	3.21%	15.72%	(1.42)%[5]
Based on market price	4.12%[5]	28.30%	8.08%	(25.70)%	(7.43)%	17.97%	(7.40)%[5]
Ratios to Average Net Assets
Total expenses	1.18%[6]	1.16%	1.20%	1.18%	1.17%	1.19%	1.25%[6]
Total expenses after fees waived	1.17%[6]	1.16%	1.20%	1.18%	1.17%	1.19%	1.25%[6]
Net investment income	1.90%[6]	2.06%	3.11%	3.20%	2.76%	2.73%	2.44%[6]
Supplemental Data
Net assets, end of period (000)	$624,157	$592,328	$572,066	$668,969	$983,762	$1,033,127	$968,245
Portfolio turnover	104%	232%	117%	86%	91%	138%	5%

1	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.
2	Net asset value, beginning of period, reflects a deduction of $0.675 per share sales charge from the initial offering price of $15.00 per share.
3	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
4	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.
5	Aggregate total investment return.
6	Annualized.

49

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreements (a form of which is attached as Appendix A to the Statement of Additional Information), the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Funds, in exchange for Acquiring Fund Shares to be issued by the Acquiring Fund. The Acquiring Fund Shares issued to the Target Funds will have an aggregate net asset value equal to the aggregate net asset value (not the market value) of the Target Funds' common shares, less the direct costs of such Reorganization, as applicable (though cash may be paid in lieu of any fractional common shares). The Target Funds will subsequently distribute the Acquiring Fund Shares to the Target Funds' common shareholders. As soon as practicable after the Closing Date for the Reorganizations, the Target Funds will deregister as investment companies under the 1940 Act and dissolve under Delaware law.

The Target Funds will distribute the Acquiring Fund Shares received by them pro rata to the holders of record of their common shares, as applicable. Such distribution of Acquiring Fund Shares to the Target Funds' shareholders will be accomplished by opening new accounts on the books of Acquiring Fund in the names of the shareholders of the Target Funds and transferring to those shareholder accounts Acquiring Fund Shares. Each newly-opened account on the books of the Acquiring Fund for the former shareholders of the Target Funds will represent the respective pro rata number of Acquiring Fund Shares (rounded down, in the case of fractional common shares held other than in a Plan account, to the next largest number of whole common shares) due such shareholder. No fractional Acquiring Fund Shares will be issued (except for common shares held in a Plan account). In the event there are fractional common shares in an account other than a Plan account, the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Shares and sell the resulting whole common shares on the NYSE, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of Target Fund common share certificates. See "Terms of the Reorganization Agreement—Surrender and Exchange of Share Certificates" below for a description of the procedures to be followed by the Target Funds' shareholders to obtain their Acquiring Fund Shares (and cash in lieu of fractional common shares, if any).

As a result of the Reorganizations, each shareholder of a Target Fund will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value (not the market value) of that shareholder's Target Fund common shares immediately prior to the Closing Date. Since the Acquiring Fund Shares will be issued at net asset value in exchange for the common shares of each Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Shares, the net asset value per share of Acquiring Fund Shares should remain virtually unchanged by the Reorganizations except for its share of the costs of the Reorganizations. Thus, the Reorganizations will result in no dilution of the net asset value of the Acquiring Fund Shares, other than to reflect the costs of the Reorganization. However, as a result of the Reorganizations, a shareholder of any of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in any of the Target Funds. No sales charge or fee of any kind will be charged to shareholders of the Target Funds in connection with their receipt of Acquiring Fund Shares in the Reorganizations.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Statement of Additional Information.

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Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the "Valuation Time"). The valuation procedures are the same for each Fund: The net asset value per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern Time) at the Valuation Time. For the purpose of determining the net asset value of a common share of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of the issuing Fund is divided by the total number of common shares of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Adviser, will accrue at the Valuation Time.

Amendments and Conditions

The Reorganization Agreements may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. The obligations of each Fund pursuant to the Reorganization Agreements are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreements by the shareholders of the Target Funds, approval of the issuance of additional Acquiring Fund Shares by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreements, the Board of any Fund may cause a Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Reorganization Agreements may be terminated, and the Reorganizations abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed : (i) by mutual consent of the Boards of the Funds and (ii) by the Board of either Fund if any condition to that Fund's obligations set forth in the pertinent Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

The Acquiring Fund will issue to Target Fund shareholders book entry interests for the Acquiring Fund Shares registered in the name of on the basis of each holder's proportionate interest in the aggregate net asset value (not the market value) of Target Fund common shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund shares or post adequate bond.

Please do not send in any share certificates at this time. Upon consummation of the Reorganizations, shareholders of the Target Funds will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional common shares.

From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Funds. If, after the Closing Date, certificates representing common shares of the Target Funds are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates

51

representing Acquiring Fund Shares and cash in lieu of fractional common shares, if applicable, distributable with respect to the Target Funds' common shares in the Reorganization.

Expenses of the Reorganization

BDT and the Acquiring Fund will bear expenses incurred in connection with the Reorganization, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. Since the Combined Fund's expenses are expected to be substantially higher than BDV's current expenses, the Advisor has decided to cover BDV's costs of the Reorganization. Therefore, the costs associated with BDV's Reorganization will not be borne directly by BDV. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to BDJ's participation in each Reorganization outweigh the costs associated with such Reorganization, the Advisor recommended, and the Boards have approved, that BDT and BDJ each be responsible for its own Reorganization expenses. See “Reasons for the Reorganizations.” Neither the Funds nor the Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganization. The estimated expenses of the Reorganizations attributable to BDV, BDT and BDJ are estimated to be $628,376, $445,589 and $657,557, respectively. The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a summary of certain U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. Persons who hold common shares of each Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds' shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganizations that the respective Target Fund and the Acquiring Fund each receive an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the respective Target Fund and the Acquiring Fund and assume, among other things, that the Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

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As a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by a Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of a Target Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of a Target Fund and the subsequent liquidation of a Target Fund.
•	No gain or loss will be recognized by a shareholder of a Target Fund who exchanges all of its Target Fund Shares solely for Acquiring Fund common shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund common share, as discussed below).
•	The aggregate tax basis of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder's Target Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).
•	The holding period of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will include the holding period of the shareholder's Target Fund common shares surrendered in exchange therefor.
•	A shareholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund common share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and the Target Fund shareholder's tax basis in Target Fund common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder's holding period for Target Fund common shares is more than one year as of the date the Reorganization is consummated.
•	The Acquiring Fund's tax basis in a Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period for such assets will, in each instance, include the period during which the assets were held by a Target Fund.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

None of the Funds intend to sell any assets in connection with the Reorganizations other than in the ordinary course of business. If, however, assets of the Target Funds were to be sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of the Target Fund's taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and the Target Fund's basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

Prior to the Closing Date, each Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Target Fund all of such Target Fund's investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income through Closing Date. Such distribution will be taxable to shareholders for U.S. federal income tax purposes.

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The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which will be subject to the tax loss limitation rules described below because each acquired Target Fund will undergo an "ownership change" for U.S. federal income tax purposes. If both Reorganizations are consummated, the Acquiring Fund's own capital loss carryforwards (and certain unrealized built-in losses, if any) will also be subject to the tax loss limitation rules described below because the Acquiring Fund will also undergo an "ownership change" for U.S. federal income tax purposes, and such limitation might be significant. For each Fund that undergoes an "ownership change," the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific "annual loss limitation amount" (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of the overall eight-year capital loss carryforward limit, as measured from the date of recognition.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of all of the Target Funds and shareholders of the Acquiring Fund (if the Acquiring Fund undergoes an ownership change as described in the preceding paragraph) would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed "qualified dividend income") if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund's expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the "annual loss limitation amount" had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund shareholder's disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder's share of such Fund's capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

PROPOSAL 2: ISSUANCES OF ADDITIONAL ACQUIRING FUND SHARES

Pursuant to the Reorganization Agreements, which are described more fully under "Proposal 1: Reorganizations of the Target Funds" above, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for Acquiring Fund Shares. Each Target Fund will distribute Acquiring Fund Shares to its common shareholders, and will then terminate its registration under the 1940 Act and dissolve under Delaware law. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit the holders of Acquiring Fund Shares.

The aggregate net asset value of Acquiring Fund Shares issued in each Reorganization will equal the aggregate net asset value (not the market value) of the Target Fund's common shares held immediately prior to the Reorganization, less the costs of the Reorganization (although shareholders may receive cash for their fractional common shares). The Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Shares, other than to reflect the costs of each Reorganization, as applicable. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with either Reorganization. The Acquiring Fund will continue to operate as a registered, diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

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In connection with the Reorganizations and as contemplated by the Reorganization Agreements, the Acquiring Fund will issue additional Acquiring Fund Shares and list such common shares on the NYSE. While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganizations, the NYSE Listed Company Manual requires the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Shares to be issued in connection with the Reorganizations. All other things being equal, the Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Shares, other than to reflect the costs of the Reorganizations.

No gain or loss for U.S. federal income tax purposes will be recognized by Acquiring Fund or its shareholders pursuant to the Reorganizations. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations will benefit shareholders of the Acquiring Fund. In particular, the Acquiring Fund Board reviewed data presented by the Investment Advisor showing that the Acquiring Fund will experience a reduced Total Expense Ratio as a result of the proposed Reorganization. If any of the Reorganizations are approved, the Investment Advisor will reduce the advisory fee payable by the Acquiring Fund by 19 basis points, from 1.00% of average weekly managed assets to 0.81% of average weekly managed assets. These reductions in fees will be effective on the date any Reorganization becomes effective and will not decrease or modify the nature or level of the services that the Investment Advisor will provide to the Acquiring Fund relative to what the Investment Advisor currently provides to the Acquiring Fund.

The Acquiring Fund Board requests that shareholders of the Acquiring Fund approve the Issuances at the Special Meeting to be held on Thursday, December 22, 2011 at 9:00 a.m. The affirmative vote of shareholders representing at least a majority of votes cast on a proposal, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal, is required to approve the Issuances of additional common shares for the Reorganizations. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be after the close of business on or about February 3, 2012, but it may be at a different time as described herein. For additional information regarding voting requirements, see "Voting Information and Requirements."

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see "Risk Factors and Special Considerations."

The Acquiring Fund Board recommends that shareholders of you vote "FOR" the issuance of additional Acquiring Fund Shares in connection with each Reorganization.

VOTING INFORMATION AND REQUIREMENTS

General

A list of the Funds' shareholders of record as of the Record Date will be available at the shareholder meeting.

Record Date

The Funds' have fixed the close of business on October 26, 2011 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

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At the Record Date, the Funds had outstanding the following amount of common shares:

Title of Class	BDV	BDT	BDJ
Common Stock	54,638,903	26,908,028	71,655,012

Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below. Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by Georgeson Inc., or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. With respect to each proposal, a majority of the outstanding shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund's shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted "FOR" each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1 and Proposal 2 before the Special Meeting. Proposals 1 and 2 are not "routine" matters and shareholder instructions are required for broker-dealers to vote a beneficial owner's shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the

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service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of each proposal. Abstentions and broker non-votes are not treated as votes "FOR" a proposal.

With respect to Proposal 1, abstentions and broker non-votes will have the same effect as votes "AGAINST" the proposal.

With respect to Proposal 2, abstentions will be counted as "votes cast" and will therefore have the same effect as votes "AGAINST" the proposal and broker non-votes will have the same effect as votes "AGAINST" the proposal; provided, that, if more than 50% of all securities entitled to vote on the proposal cast votes, than broker non-votes will not have any effect on the result of the vote.

Voting Requirement for Proposal 1: The Reorganizations of the Target Funds

Target Fund	Proposals	Required Approval
BDV	Proposal 1(A): The shareholders of BDV are being asked to approve an Agreement and Plan of Reorganization between BDV and BDJ, the termination of BDV's registration under the 1940 and the dissolution of BDV under Delaware law.	A 1940 Act Majority.
BDT	Proposal 1(B): The shareholders of BDT are being asked to approve an Agreement and Plan of Reorganization between BDT and BDJ, the termination of BDT's registration under the 1940 Act and the dissolution of BDT under Delaware law.

Voting Requirement for Proposal 2: Issuances of Additional Acquiring Fund Shares

Acquiring Fund	Proposals	Required Approval
BDJ	Proposal 2(A): The shareholders of BDJ are being asked to approve the issuance of additional shares of common stock of BDJ in connection with an Agreement and Plan of Reorganization between BDV and BDJ.	A majority of votes cast, provided that the total votes cast on each proposal represents over 50% in interest of all shares entitled to vote on the proposal.
BDJ	Proposal 2(B): The shareholders of BDJ are being asked to approve the issuance of additional shares of common stock of BDJ in connection with an Agreement and Plan of Reorganization between BDT and BDJ.

As of October 26, 2011, the Record Date, the officers and directors of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund, and no person owned of record or, to the knowledge of each such Fund, beneficially 5% or more of the outstanding common shares of each such Fund.

SHAREHOLDER PROPOSALS

To be considered for presentation at a shareholder's meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund's bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund's bylaws for additional information regarding the Funds' advance notice provisions. Each Fund's bylaws were filed with the SEC on October 29, 2010 as part of the Funds' 8-Ks, and shareholders may obtain copies of such documents as described on page ii of this Joint Proxy Statement/Prospectus.

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Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the relevant Fund at Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055, Attention: Ira P. Shapiro.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about November 22, 2011. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Advisors and their affiliates as well as dealers or their representatives may solicit proxies by mail, telephone, e-mail, fax or the Internet. The Funds and the Advisors have retained Georgeson Inc. (“Georgeson”), 199 Water Street, 26th Floor, New York, NY 10038, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. The anticipated cost of Georgeson services in connection with the proxy is approximately $74,000, $37,000 and $88,000 for BDV, BDT and BDJ, respectively. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717 will assist the Funds in the printing and distribution of proxy materials. The cost of Broadridge services in connection with the proxy is approximately $265,000, $126,000 and $286,000 for BDV, BDT and BDJ, respectively.

LEGAL MATTERS

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization and the Issuances of Additional Acquiring Fund Shares will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the Funds.

OTHER MATTERS WITH RESPECT TO THE MEETING

A representative of the Independent Registered Public Accounting Firm may attend the Special Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

A list of shareholders entitled to be present and to vote at the meeting will be available at the offices of the Funds, 1 University Square Drive Princeton, NJ 08540-6455, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the meeting.

Shareholders who want to communicate with the Board or any individual director should write the Fund to the attention of the Secretary, Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. Shareholders may communicate with the Board electronically by sending an email to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific director and so indicates, it will be sent only to that director. If a communication does not indicate a specific director, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund's Chief Compliance Officer, Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. Shareholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

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PRIVACY PRINCIPLES OF THE FUNDS

The Funds are committed to maintaining the privacy of its current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) from visits to the Funds' or their affiliates' websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their respective current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their respective affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their respective current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their respective current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require the Funds to provide you with additional or different privacy-related rights beyond what is set forth above, then the Funds will comply with those specific laws, rules or regulations.

OTHER INFORMATION

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. As of October 31, 2011, PNC owned 21.0% of BlackRock, Barclays PLC ("Barclays") owned 19.7%, and institutional investors, employees and the public hold economic interests of 59.3%. With regard to voting stock, PNC owned 23.9%, Barclays owned 2.2%, and institutional investors, employees and the public own 73.9% of voting shares.

Prior to the June 1, 2011 repurchase of Bank of America Corporation's ("Bank of America") ownership interest in BlackRock, PNC owned 20.2% of BlackRock, Barclays owned 19.5%, Bank of America , through its subsidiary Merrill Lynch & Co. Inc. ("Merrill Lynch"), owned 7.1%, and institutional investors, employees and the public held economic interests of 53.2%. With regard to voting stock, PNC owned 25.1%, Barclays owned 2.3%, and institutional investors, employees and the public owned 72.6% of voting shares; Bank of America did not hold any voting stock.

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

John M. Perlowski
President and Chief Executive Officer
BlackRock Equity Dividend Trust
BlackRock Strategic Equity Dividend Trust
BlackRock Enhanced Equity Dividend Trust
November 17, 2011

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STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF
BLACKROCK EQUITY DIVIDEND TRUST
BLACKROCK STRATEGIC EQUITY DIVIDEND TRUST
AND
BLACKROCK ENHANCED EQUITY DIVIDEND TRUST

Dated November 17, 2011

This Statement of Additional Information is available to the shareholders of BlackRock Equity Dividend Trust ("BDV") and BlackRock Strategic Equity Dividend Trust ("BDT") (each, a "Target Fund" and, collectively, the "Target Funds") in connection with the proposed reorganizations (each, a "Reorganization") whereby BlackRock Enhanced Equity Dividend Trust ("BDJ" or the "Acquiring Fund," and together with the Target Funds, the "Funds") will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Funds in exchange for an equal aggregate value of newly-issued common shares of the Acquiring Fund, par value $0.001 per share ("Acquiring Fund Shares"). The Target Funds will distribute Acquiring Fund Shares to common shareholders of the Target Funds, and will then terminate their registrations under the Investment Company Act of 1940 (the "1940 Act") and dissolve under Delaware law. The aggregate net asset value of Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate net asset value (not the market value) of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the direct costs of such Reorganization, as applicable (although shareholders may receive cash for their fractional common shares). A copy of a form of the Agreement and Plan of Reorganization between each Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated November 17, 2011 relating to the proposed Reorganizations. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Fund at 1 University Square Drive Princeton, NJ 08540-6455, or by calling (800) 882-0052.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

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INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The following information supplements the discussion of the Funds' investment objectives, policies and techniques that are described in the Joint Proxy Statement/Prospectus.

On March 9, 2011, BlackRock announced changes to certain non-fundamental investment policies of BlackRock Dividend AchieversTM Trust (BDV), BlackRock Strategic Dividend AchieversTM Trust (BDT) and BlackRock Enhanced Dividend AchieversTM Trust (BDJ). Each Fund would no longer use Mergent's Dividend AchieversTM as the underlying universe for investment in equity securities. Instead, each Fund broadened its investment guidelines to invest across the broader spectrum of dividend-paying equities. The investment strategy described in the Funds' non-fundamental investment objectives or investment policies were modified to remove reference to "above average" dividend-paying equities. Each Fund is now permitted to invest up to 20% in equity securities of issuers that do not pay dividends. Each Fund also removed investment policies limiting the market cap, position size or number of holdings permitted in such Fund. The Board of each Fund took this action as a consequence of recent market events, during which a number of companies reduced, suspended or failed to raise their dividends over the past several years, resulting in their exclusion from consideration as Dividend AchieversTM and reducing the number of available companies for purchase by the Funds. These new investment policies took effect on May 9, 2011, at which time each Fund removed "Dividend AchieversTM from its name. The names of BDV, BDT and BDJ were changed to BlackRock Equity Dividend Trust, BlackRock Strategic Equity Dividend Trust and BlackRock Enhanced Equity Dividend Trust, respectively.

Borrowings And Preferred Shares

Each Fund may borrow in an amount up to 5% of its total assets for temporary or emergency purposes. Each Fund may, but does not currently intend to, borrow funds for investment purposes and/or issue debt securities or preferred shares in an aggregate amount of approximately 33 1/3% of its total assets to purchase additional securities. These practices are known as "leverage." Each Fund may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as the Advisors may from time to time determine. Changes in the value of each Fund's investment portfolio, including securities bought with the proceeds of the leverage, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of each Fund's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if each Fund were not leveraged. During periods in which each Fund is using leverage, the fees paid to the Advisors for advisory and sub-advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total assets, including the proceeds from the issuance of preferred shares and other leverage. Although each Fund is able to issue preferred shares in an amount up to 50% of its total assets, each Fund anticipates that it would not offer preferred shares representing more than 33 1/3% of its total assets immediately after the issuance of the preferred shares.

Under the 1940 Act, each Fund is not permitted to (i) issue preferred shares, unless immediately after such issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares or (ii) issue any senior security representing indebtedness of the Fund, unless immediately after such issuance the value of the Fund's total assets is at least 300% of the face amount of such indebtedness. In addition, in the event that each Fund does issue any preferred shares or senior securities representing indebtedness, the Fund will not be able to (i) pay dividends or declare any other distribution on any such preferred shares or the common shares unless at the time of declaration of any such dividend or other distribution the value of the Fund's total assets is at least 200% of the liquidation value of such preferred shares after giving effect to such dividend or other distribution, or (ii) pay dividends or declare any other distribution on any such senior security representing indebtedness or the common shares unless at the time of declaration of any such dividend or other distribution the value of the Fund's total assets is at least 300% of the face amount of such indebtedness after giving effect to such dividend or other distribution.

Foreign Securities

Although it has no present intention to do so, each Fund may invest up to 20% of its total assets in foreign securities, which may include securities denominated in U.S. dollars or in foreign currencies or

3

multinational currency units. Each Fund may, but has no present intention to, invest in foreign securities of emerging market issuers, but investments in such securities will not comprise more than 10% of the Fund's total assets. Each Fund will consider a company a U.S. company and not a foreign company if it meets one or more of the following tests: (i) such company was organized in the United States; (ii) such company's primary business office is in the United States; (iii) the principal trading market for such company's assets are located in the United States; (iv) 50% or more of such company's assets are located in the United States; or (v) 50% or more of such issuer's revenues are derived from the United States. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, each Fund would be subject to additional risks if it invested in foreign securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since foreign securities may be purchased with and payable in of foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Preferred Securities

Although it has no present intention of doing so, each Fund may invest up to 20% of its total assets in preferred securities. Preferred shares owned by BDJ may have any rating.

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by a Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund may invest will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the dividends received deduction. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Dividends on traditional preferred securities may be eligible for the reduce rate for qualified dividend income. In addition, pursuant to the dividends received deduction, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and

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profits of a domestic issuer. Corporate shareholders of a regulated investment company like each Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the dividends received deduction.

Trust Preferred Securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Trust preferred securities include but are not limited to trust originated preferred securities ("TOPRS®"); monthly income preferred securities ("MIPS®"); quarterly income bond securities ("QUIBS®"); quarterly income debt securities ("QUIDS®"); quarterly income preferred securities ("QUIPSSM"); corporate trust securities ("CORTS®"); public income notes ("PINES®"); and other trust preferred securities.1

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the dividends received deduction, and will not be eligible for the reduced rate on qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically, a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

[1]	TOPRS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks and QUIPS is a service mark owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley. CORTS and PINES are registered service marks owned by Salomon Smith Barney Inc.

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Short-Term Debt Securities

For temporary defensive purposes or to keep cash on hand, each Fund may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time a Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisors monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisors do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

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Hedging And Risk Management

Consistent with its investment objectives and policies set forth herein, and in addition to its regular options strategy, each Fund may also enter into certain hedging and risk management transactions. In particular, each Fund may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of the Fund to hedge them successfully will depend on the Advisors' ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Strategic Transactions that each Fund may use are described below. Although each Fund recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Fund may seek to use these strategies in certain circumstances.

Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, each Fund may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Fund will engage in such transactions only for bona fide hedging, risk management and other portfolio management purposes.

Forward Foreign Currency Contracts. Each Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, the Fund might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Fund may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by

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negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations on net asset value, the Fund may sell or purchase call options ("calls") on securities and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be "covered" as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument which it might otherwise have sold. The purchase of a call gives the Fund the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

Puts on Securities, Indices and Futures Contracts. As with calls, the Fund may purchase put options ("puts") that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Fund may also sell puts on securities, indices or futures contracts on such securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying security at a price higher than the current market price.

Interest Rate Transactions. Among the Strategic Transactions are which the Fund may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions for hedging and risk management purposes and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Fund may enter into interest rate swaps, caps and floors on either an asset based or liability based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. In as much as these hedging transactions are incurred into for good faith hedging purposes. The Advisors and the Fund believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Fund will accrue the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Fund will not enter into any interest rate swap, cap or floor transaction unless the

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unsecured senior debt or the claims paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Credit derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisors are incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Advisors are correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

Appendix A contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Fund's other policies and limitations (which are non-fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Fund's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisors; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such techniques had not been used.

Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions.

Short Sales

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. Government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker dealer.

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If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Restricted and Illiquid Securities

Certain of the Fund's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

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If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisors, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Fund ("Qualified Institutions"). By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the 1940 Act, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Fund at any time and (iv) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 331/3% of the value of the Fund's total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisors, and will be considered in making decisions with respect to lending securities, subject to review by the Fund's board of trustees.

The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

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RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Funds' risk factors that are described in the Joint Proxy Statement/Prospectus and the preceding discussion of the Funds' investment objective, policies and techniques.

Leverage Risk. If each Fund borrows for investment purposes and/or issues preferred shares, the Fund will be subject to leverage risk. Although the use of leverage by the Fund may create an opportunity for higher total return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, the Fund's return on its common shares will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return on the Fund's common shares will be less than if leverage had not been used. In such circumstances, the Advisors in its best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the shares than a comparable portfolio without leverage;
•	the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock that the Fund must pay will reduce the return to the common shareholders;
•	the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;
•	when the Fund uses financial leverage, the investment advisory fees payable to the Advisors will be higher than if the Fund did not use leverage; and
•	leverage may increase operating costs, which may reduce the Fund's total return.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred stock issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Advisors do not believe that these covenants or guidelines will impede the Advisors from managing each Fund's portfolio in accordance with the Fund's investment objectives and policies.

Risks Related to Preferred Securities. To the extent each Fund invests in preferred securities, there are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include

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the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

New Types of Securities. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Advisors believe that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Risks of Foreign Securities. Investing in foreign securities may involve certain risks not involved in domestic investments, including, but not limited to: (1) fluctuations in foreign exchange rates; (2) future foreign economic, financial, political and social developments; (3) different legal systems; (4) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (5) lower trading volume; (6) much greater price volatility and illiquidity of certain foreign securities markets; (7) different trading and settlement practices; (8) less governmental supervision; (9) changes in currency exchange rates; (10) high and volatile rates of inflation; (11) fluctuating interest rates; (12) less publicly available information; and (13) different accounting, auditing and financial record keeping standards and requirements.

Certain countries in which each Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (1) the possibility of expropriation of assets; (2) confiscatory taxation; (3) difficulty in obtaining or enforcing a court judgment; (4) economic, political or social instability; and (5) diplomatic developments that could affect investments in those countries.

Because each Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in foreign securities also may be subject to foreign withholding taxes. Dividend income from foreign corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (1) growth of gross domestic product; (2) rates of inflation; (3) capital reinvestment; (4) resources; (5) self-sufficiency; and (6) balance of payments position.

As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

Call Risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by a Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

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Management Risk. Each Fund is subject to management risk because it is an actively managed portfolio. The Advisors and the Funds' portfolio managers apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results.

Reliance on the Advisors. Each Fund is dependent upon services and resources provided by the Advisors, and therefore the Advisors' parent, BlackRock. BlackRock, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs. In addition, the Advisors are not required to devote its full time to the business of the Funds and there is no guarantee or requirement that any investment professional or other employee of the Advisors will allocate a substantial portion of his or her time to the Funds. The loss of one or more individuals involved with the Advisors could have a material adverse effect on the performance or the continued operation of the Funds. For additional information on the Advisors and BlackRock, see "Management of the Funds—The Advisors" in the Joint Proxy Statement/Prospectus and "Investment Management Agreements."

Reliance on Service Providers. Each Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to such Fund's operations and financial performance. Failure by any service provider to carry out its obligations to a Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund's performance and returns to shareholders. The termination of a Fund's relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund's performance and returns to shareholders.

Information Technology Systems. The Funds are dependent on the Advisors for certain management services as well as back-office functions. The Advisors depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Funds. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors' ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology related difficulty could harm the performance of a Fund. Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of a Fund.

Misconduct of Employees and of Service Providers. Misconduct or misrepresentations by employees of the Advisors or the Funds' service providers could cause significant losses to the Funds. Employee misconduct may include binding a Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by a Fund's service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting a Fund's business prospects or future marketing activities. Despite the Advisors' due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisors' due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect a Fund. For example, the regulatory and tax environment for derivative instruments in which a Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits.

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TRUSTEES AND OFFICERS

The Trustees

The Board of each Fund currently consists of 11 individuals, 9 of whom are not "interested persons" of the Funds as defined in the 1940 Act (the "Independent Board Members"). The registered investment companies advised by the Advisors or their affiliates (the "BlackRock-Advised Funds") are organized into one complex of closed-end funds (the "Closed-End Complex"), two complexes of open-end funds (the "Equity-Liquidity Complex" and the "Equity-Bond Complex") and one complex of exchange-traded funds (the "Exchange-Traded Complex"; each such complex a "BlackRock Fund Complex"). The Funds are each included in the Closed-End Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

The Boards have overall responsibility for the oversight of each Fund.  The Chair of each Board is an Independent Board Member, and the Chair of each Board committee (each, a "Committee") is an Independent Board Member.  The Board of each Fund has six standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, AMPS Committee and an Executive Committee.   The Chair of each Board's role is to preside at all meetings of the Board of each Fund, and to act as a liaison with service providers, officers, attorneys, and other board members generally between meetings.  The Chair of each Committee performs a similar role with respect to such Committee.  The Chair of each Board or a Committee may also perform such other functions as may be delegated by each Board or the Committee from time to time.  The Independent Board Members meet regularly outside the presence of Fund management, in executive session or with other service providers to the Fund.  The Board of each Fund has regular meetings five times a year, including a meeting to consider the approval of the Fund's investment advisory agreements, and may hold special meetings if required before its next regular meeting.  Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board of each Fund and reports its findings to the Board.  The Board of each Fund and each standing Committee conduct annual assessments of their oversight function and structure.  The Board has determined that the Board's leadership structure is appropriate because it allows the Board of each Fund to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board of each Fund has engaged the Advisors to manage the Fund on a day-to-day basis.  The Board is responsible for overseeing the Advisors, other service providers, the operations of the Fund and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Fund's Charter, and the Fund's investment objectives and strategies.  The Board of each Fund reviews, on an ongoing basis, the Fund's performance, operations, and investment strategies and techniques.  Each Board also conducts reviews of the Advisors and their role in running the operations of the respective Fund.

Day-to-day risk management with respect to each Fund is the responsibility of the Advisors or other service providers (depending on the nature of the risk), subject to the supervision of the Advisors.  Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  While there are a number of risk management functions performed by the Advisors or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to each Fund.  Risk oversight is part of each Board's general oversight of the Fund and is addressed as part of various Board and Committee activities.  The Board of each Fund, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the respective Fund, the Advisors, and internal auditors for the Investment Advisor or its affiliates, as appropriate, regarding risks faced by such Fund and management's or the service provider's risk functions.  The Committee system facilitates the timely and efficient consideration of matters by the board members, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund's activities and associated risks.  The Board of each Fund has appointed a Chief Compliance Officer for each Fund, who oversees the implementation and testing of the Fund's compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.  The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Board Members.  The principal

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responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting polices and practices of the Fund. The Audit Committee's responsibilities include, without limitation, (i) approving the selection, retention, termination and compensation of the Fund's independent registered public accounting firm (the "independent auditors") and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the independent auditor or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management's response to any such issues; (v) reviewing and discussing the Fund's audited and unaudited financial statements and disclosure in the Fund's shareholder reports relating to the Fund's performance; (vi) assisting the Board in considering the performance of the Fund's internal audit function provided by its Investment Advisor, administrator, pricing agent or other service provider; and (vii) resolving any disagreements between Fund management and the independent auditors regarding financial reporting. During the fiscal year ended October 31, 2010, the Audit Committee met six times. A copy of the Audit Committee Charter for the Fund can be found in the "Corporate Governance" section of the BlackRock Closed-End Fund website at www.blackrock.com.

The members of the Governance and Nominating Committee (the "Governance Committee") are R. Glenn Hubbard (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and Jerrold B. Harris, all of whom are Independent Board Members. The principal responsibilities of the Governance Committee are (i) identifying individuals qualified to serve as Independent Board Members of the Fund and recommending Independent Board Member nominees for election by stockholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members.

The Governance Committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund's activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Directors and their tenure on the Board, and the skills, background and experiences of the Directors in light of the issues facing the Fund in determining whether one or more new directors should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Directors as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Director biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Directors bring to the Fund.

The Governance Committee may consider nominations for board members made by the Fund's shareholders as it deems appropriate. Under the Fund's Bylaws, shareholders must follow certain procedures to nominate a person for election as a board member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. The Fund must receive notice of a shareholder's intention to introduce a nomination or proposed item of business for an annual meeting not less than 120 days nor more than 150 days before the anniversary of the prior year's meeting. Assuming that the 2012 annual meeting of the Fund is held within 25 days of July 28, 2012, the Fund must receive notice pertaining to the 2012 annual meeting of shareholders no earlier than Wednesday, February 29, 2012 and no later than Friday, March 30, 2012. However, if the Fund holds its 2012 annual meeting on a date that is not within 25 days before or after July 28, 2012, the Fund must receive the notice no later than ten days after the earlier of the date the Fund first provides notice of the meeting to shareholders or announces it publicly.

The Fund's Bylaws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A

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notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, each Fund has adopted board member qualification requirements which can be found in each Fund's Bylaws and are applicable to all board members that may be nominated, elected, appointed, qualified or seated to serve as board members. The qualification requirements include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. Additionally, each Independent Board Member must not be an "interested person" of the Fund as defined under Section 2(a)(19) of the 1940 Act and may not be or have certain relationships with a shareholder owning more than five percent of the Fund's voting securities or owning other percentage ownership interests in registered investment companies. Reference is made to each Fund's Bylaws for more details. A copy of the Governance Committee Charter for the Fund can be found in the "Corporate Governance" section of the BlackRock Closed-End Fund website at www.blackrock.com. During the fiscal year ended October 31, 2010, the Governance Committee met four times.

The members of the Compliance Committee are Jerrold B. Harris (Chair), Kathleen F. Feldstein, Richard E. Cavanagh and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee's purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any sub-advisor and the Fund's other third-party service providers. The Compliance Committee's responsibilities include, without limitation, (i) overseeing the compliance policies and procedures of the Fund and its service providers; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund's compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and making certain recommendations in respect of the Fund's Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer's compensation. The Board of each Fund has adopted a written charter for the Compliance Committee. During the fiscal year ended October 31, 2010, the Compliance Committee met seven times.

The members of the Performance Oversight Committee (the "Performance Oversight Committee") are Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members.  The Performance Oversight Committee's purpose is to assist the Board in fulfilling its responsibility to oversee the Fund's investment performance relative to the Fund's investment objectives, policies and practices. The Performance Oversight Committee's responsibilities include, without limitation, (i) reviewing the Fund's investment objectives, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund's investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment polices and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund's investments. The Board of each Fund has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended October 31, 2010, the Performance Committee met four times.

As of September 21, 2011, the members of the Executive Committee are Richard E. Cavanagh and Karen P. Robards, both of whom are Independent Board Members, and Paul L. Audet, who serves as an interested board member.  The principal responsibilities of the Executive Committee include, without limitation, (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board of each Fund has adopted a written charter for the Executive Committee. During the fiscal year ended October 31, 2010, the Executive Committee met two times.

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Biographical Information

Certain biographical and other information relating to the trustees and officers of the Funds is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Investment Advisor or its affiliates (the "Fund Complex") and any public directorships or trusteeships. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The officers of the Funds serve at the pleasure of the trustees or until their successors have been duly elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen	Other Public Company or Investment Company Directorships Held During Past Five Years**
Independent Trustees
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Director and Chair of the Boards	Since 2007

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group (a private investment firm) since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				96 RICs consisting of 96 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Director, Vice Chair of the Boards and Chair of the Audit Committee	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				96 RICs consisting of 96 Portfolios	AtriCure, Inc. (medical devices)

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011

Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd. from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				96 RICs consisting of 96 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	96 RICs consisting of 96 Portfolios	None

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Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen	Other Public Company or Investment Company Directorships Held During Past Five Years**
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				96 RICs consisting of 96 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	96 RICs consisting of 96 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation (a not-for- profit organization) since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				96 RICs consisting of 96 Portfolios	BlackRock Kelso Capital Corp. (business development company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School's Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	96 RICs consisting of 96 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the Faculty of Harvard Business School since 1981.	96 RICs consisting of 96 Portfolios	None

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Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen	Other Public Company or Investment Company Directorships Held During Past Five Years**
Interested Trustees†
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Closed-End Complex from 1989 to 2006.

				158 RICs consisting of 286 Portfolios	None

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011

Senior Managing Director, BlackRock, Inc. and Head of BlackRock's Real Estate business from 2008 to 2011; Member of BlackRock's Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; head of BlackRock's Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				158 RICs consisting of 286 Portfolios	None

*	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, the Board of each Fund unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board of each Fund believes would be in the best interest of the shareholders of each Fund.
**	Directorships disclosed under this column do not include directorships disclosed under the column "Principal Occupation(s) During Past Five Years."
†	Messrs. Gabbay and Audet are "interested persons" (as defined in the 1940 Act) of the Fund by virtue of their current or former positions with BlackRock Advisors, LLC, BlackRock Capital Management, Inc. or BlackRock Financial Management, Inc. (collectively, "BlackRock Advisors"), each a wholly owned subsidiary of BlackRock, Inc., and their ownership of BlackRock, Inc. and The PNC Financial Service Group, Inc. securities.

Trustee Qualifications

The Independent Trustees have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the "Statement of Policy"). The Boards believe that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a trustee, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in the Fund's By-Laws. Furthermore, in determining that a particular trustee was and continues to be qualified to serve as a trustee, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Investment Advisor, the Sub-Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the

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performance of their duties as directors. Each trustee's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a director or trustee of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Fund's Trustees that support the conclusion that they should serve on the Boards.

Director	Experience, Qualifications and Skills

Richard E. Cavanagh	Mr. Cavanagh brings to the Board of each Fund a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Board with expertise about business and economic trends and governance practices. Mr. Cavanagh created the "blue ribbon" Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh's service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh's long-standing service on the boards of the BlackRock-Advised Funds also provides him with a specific understanding of the BlackRock-Advised Funds, their operations, and the business and regulatory issues facing the BlackRock-Advised Funds. Mr. Cavanagh's independence from each Fund and each Fund's investment adviser enhances his service as Chair of the Board, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee of each Fund.

Karen P. Robards	The Board of each Fund benefits from Ms. Robards's many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards's prior position as an investment banker at Morgan Stanley provides useful oversight of the Fund's investment decisions and investment valuation processes. Additionally, Ms. Robards's experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Board with the benefit of her experience with the management practices of other financial companies. Ms. Robards's long-standing service on the boards of the BlackRock-Advised Funds also provides her with a specific understanding of the BlackRock-Advised Funds, their operations, and the business and regulatory issues facing the BlackRock-Advised Funds. Ms. Robards's knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Board and as the Chair of the Fund's Audit Committee. Ms. Robards's independence from each Fund and each Fund's investment adviser enhances her service as a member of the Performance Oversight Committee and Executive Committee of each Fund.

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Director	Experience, Qualifications and Skills

Michael J. Castellano	The Board of each Fund benefits from Mr. Castellano's over forty year career in accounting. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch's capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano's knowledge of financial and accounting matters qualifies him to serve as a member of the Fund's Audit Committee of each Fund. Mr. Castellano is a board member and member of each Fund's Audit Committee and Performance Oversight Committee. Mr. Castellano's independence from each Fund and each Fund's investment adviser enhances his service as a member of the Performance Oversight Committee of each Fund.

Frank J. Fabozzi	Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society's Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Board of each Fund benefits from Dr. Fabozzi's experiences as a professor and author in the field of finance. Dr. Fabozzi's experience as a Professor of Finance at EDHEC Business School, as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi's long-standing service on the boards of the BlackRock-Advised Funds also provides him with a specific understanding of the BlackRock-Advised Funds, their operations, and the business and regulatory issues facing the BlackRock-Advised Funds. Moreover, Dr. Fabozzi's knowledge of financial and accounting matters qualifies him to serve as a member of the Fund's Audit Committee. Dr. Fabozzi's independence from each Fund and each Fund's investment adviser enhances his service as Chair of the Performance Oversight Committee of each Fund.

Kathleen F. Feldstein	Dr. Feldstein, who served as President of Economics Studies, Inc., an economic consulting firm, benefits the Board of each Fund by providing business leadership and experience and knowledge of economics. The Board of each Fund benefits from Dr. Feldstein's experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein's long-standing service on the boards of the BlackRock-Advised Funds also provides her with a specific understanding of the BlackRock-Advised Funds, their operations, and the business and regulatory issues facing the BlackRock-Advised Funds. In addition, Dr. Feldstein's independence from each Fund and each Fund's investment adviser enhances her service as a member of the Compliance Committee, Governance and Nominating Committee and Performance Oversight Committee of each Fund.

22

Director	Experience, Qualifications and Skills

James T. Flynn	Mr. Flynn brings to the Board of each Fund a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn's five years as the Chief Financial Officer of JP Morgan & Co. provides the Board of each Fund with experience on financial reporting obligations and oversight of investments. Mr. Flynn's long-standing service on the boards of the BlackRock-Advised Funds also provides him with a specific understanding of the BlackRock-Advised Funds, their operations, and the business and regulatory issues facing the BlackRock-Advised Funds. Mr. Flynn's knowledge of financial and accounting matters qualifies him to serve as a member of the Fund's Audit Committee. Mr. Flynn's independence from each Fund and each Fund's investment adviser enhances his service as a member of the Performance Oversight Committee.

Jerrold B. Harris	Mr. Harris's time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Board of each Fund business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris's position as a director of BlackRock Kelso Capital Corporation brings to the Board of each Fund the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Board with added insight into the management practices of other financial companies. Mr. Harris's long-standing service on the boards of the BlackRock-Advised Funds also provides him with a specific understanding of the BlackRock-Advised Funds, their operations and the business and regulatory issues facing the BlackRock-Advised Funds. Mr. Harris's independence from each Fund and each Fund's investment adviser enhances his service as the Chair of the Compliance Committee and as a member of the Governance and Nominating Committee and Performance Oversight Committee.

R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard's experience as an adviser to the President of the United States adds a dimension of balance to the Fund's governance and provides perspective on economic issues. Dr. Hubbard's service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard's long-standing service on the boards of the BlackRock-Advised Funds also provides him with a specific understanding of the BlackRock-Advised Funds, their operations, and the business and regulatory issues facing the BlackRock-Advised Funds. Dr. Hubbard's independence from each Fund and each Fund's investment adviser enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee of each Fund.

23

Director	Experience, Qualifications and Skills
W. Carl Kester	The Board of each Fund benefits from Dr. Kester's experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board of each Fund a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester's long-standing service on the boards of the BlackRock-Advised Funds also provides him with a specific understanding of the BlackRock-Advised Funds, their operations, and the business and regulatory issues facing the BlackRock-Advised Funds. Dr. Kester's knowledge of financial and accounting matters qualifies him to serve as a member of each Fund's Audit Committee. In addition, Dr. Kester's independence from each Fund and each Fund's investment adviser enhances his service as a member of the Performance Oversight Committee of each Fund.

Henry Gabbay	The Board of each Fund benefits from Dr. Gabbay's many years of experience in administration, finance and financial services operations. Dr. Gabbay's experience as a Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Board of each Fund with insight into investment company operational, financial and investment matters. Dr. Gabbay's former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Board with direct knowledge of the operations of the BlackRock-Advised Funds and their investment advisers. Dr. Gabbay's long-standing service on the boards of the BlackRock-Advised Funds also provides him with a specific understanding of the BlackRock-Advised Funds, their operations, and the business and regulatory issues facing the BlackRock-Advised Funds.

Paul L. Audet	Mr. Audet has a wealth of experience in the investment management industry, including more than 13 years with BlackRock and over 20 years in finance and asset management. His expertise in finance is demonstrated by his positions as Chief Financial Officer of BlackRock and head of BlackRock's Global Cash Management business. Mr. Audet currently is a member of BlackRock's Global Operating and Corporate Risk Management Committees, the BlackRock Alternative Investors Executive Committee and the Investment Committee for the Private Equity Fund of Funds. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC's Mergers & Acquisitions unit. Mr. Audet serves as a member of the Executive Committee.

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The Executive Officers

The executive officers of each Fund, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055.

Each executive officer is an "interested person" of the Funds (as defined in the 1940 Act) by virtue of that individual's position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupations(s) During Past 5 Years

John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2011*	Managing Director of BlackRock, Inc. since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock's Global Client Group since 2009; Chief Operating Officer of BlackRock's U.S. Retail Group from 2006 to 2009; Head of BlackRock's Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock's U.S. Retail Group since 2009; Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer ("CCO") and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2007	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclay's Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.

*	Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011 and was Vice President from 2007 to 2009.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

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Indemnification of Trustees and Officers

The governing documents of each Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify trustees with respect to any matter as to which directors did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which trustees had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund's governing documents are subject to any limitations imposed by applicable law.

The Funds in the Closed-End Complex have also entered into a separate indemnification agreement with the trustees of each Board (the "Indemnification Agreement"). The Indemnification Agreement (i) extends the indemnification provisions contained in a Fund's governing documents to trustees who leave that Fund's Board and serve on an advisory board of a different fund in the Closed-End Complex; (ii) sets in place the terms of the indemnification provisions of a Fund's governing documents once a trustee retires from a Board; and (iii) in the case of trustees who left the Board of a Fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.'s investment management business, clarifies that such Fund continues to indemnify the trustee for claims arising out of his or her past service to that Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires the Funds' directors, executive officers, persons who own more than ten percent of a registered class of a Fund's equity securities, the Investment Advisor and certain officers of the Investment Advisor, to file reports on holdings of, and transactions in, Fund shares with the SEC and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its directors, executive officers, ten percent holders, the Investment Advisor and certain officers of the Investment Advisor met all applicable SEC filing requirements.

Share Ownership

Information relating to each trustee's share ownership in each Fund and in the other funds in the Closed-End Complex that are overseen by the respective trustee ("Supervised Funds") as of October 31, 2011 is set forth in the chart below:

Name of Director	Aggregate Dollar Range of Equity Securities in BDV	Aggregate Dollar Range of Equity Securities in BDT	Aggregate Dollar Range of Equity Securities in BDJ	Aggregate Dollar Range of Equity Securities in Supervised Funds
Paul L. Audet	None	None	None	None
Michael J. Castellano	$10,001 - $50,000	None	None	Over $100,000
Richard E. Cavanagh	$1 - $10,000	$1 - $10,000	$1 - $10,000	Over $100,000
Frank J. Fabozzi	$1 - $10,000	$1 - $10,000	$1 - $10,000	Over $100,000
Kathleen F. Feldstein	$1 - $10,000	$1 - $10,000	$1 - $10,000	Over $100,000
James T. Flynn	$10,001 - $50,000	None	$50,001 - $100,000	Over $100,000
Henry Gabbay	$10,001 - $50,000	$10,001 - $50,000	$1 - $10,000	Over $100,000
Jerrold B. Harris	$1 - $10,000	$1 - $10,000	$1 - $10,000	Over $100,000
R. Glenn Hubbard	$1 - $10,000	$1 - $10,000	$1 - $10,000	Over $100,000
W. Carl Kester	$1 - $10,000	$1 - $10,000	None	Over $100,000
Karen P. Robards	None	None	None	Over $100,000

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Name of Director	Aggregate Dollar Range of Share Equivalents in BDV	Aggregate Dollar Range of Share Equivalents in BDT	Aggregate Dollar Range of Share Equivalents in BDJ	Aggregate Dollar Range of Equity Securities and Share Equivalents in Supervised Funds
Paul L. Audet	None	None	None	None
Michael J. Castellano	None	None	$1 - $10,000	Over $100,000
Richard E. Cavanagh	None	None	$10,001 - $50,000	Over $100,000
Frank J. Fabozzi	None	None	$10,001 - $50,000	Over $100,000
Kathleen F. Feldstein	None	None	$50,001 - $100,000	Over $100,000
James T. Flynn	None	None	$50,001 - $100,000	Over $100,000
Henry Gabbay	None	None	None	Over $100,000
Jerrold B. Harris	None	None	$50,001 - $100,000	Over $100,000
R. Glenn Hubbard	None	None	$50,001 - $100,000	Over $100,000
W. Carl Kester	None	None	$10,001 - $50,000	Over $100,000
Karen P. Robards	None	None	$10,001 - $50,000	Over $100,000

As of October 31, 2011, the officers and trustees as a group owned an aggregate of less than 1% of the outstanding shares of any Supervised Fund. As of October 31, 2011, none of the Independent Trustees of the Funds or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock.

Security Ownership of Certain Beneficial Owners

Unless otherwise indicated, the information set forth below is as of October 26, 2011. To each Fund's knowledge, no person beneficially owned more than 5% of the Fund's respective outstanding common shares, except as set forth below.

Title of Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Share Class
BDV
Common Shares	First Trust Portfolios L.P. (1)	4,112,829	7.50%
BDT
Common Shares	First Trust Portfolios L.P. (2)	4,040,038	15.00%
BDJ
Common Shares	First Trust Portfolios L.P. (3)	6,373,696	9.00%
Pro Forma Combined Fund (All Funds)
Common Shares	First Trust Portfolios L.P.		9.65%
Pro Forma Combined Fund (BDV and Acquiring Fund)
Common Shares	First Trust Portfolios L.P.		8.22%
Pro Forma Combined Fund (BDT and Acquiring Fund)
Common Shares	First Trust Portfolios L.P.		11.00%

(1) Information based on Schedule 13G/A, dated December 31, 2010, filed with the SEC on January 14, 2011. First Trust Portfolios L.P. is a broker-dealer that filed the Schedule 13G/A jointly with its general partner, The Charger Corporation, and with its portfolio supervisor, First Trust Advisors L.P. First Trust Portfolios L.P. has an address of 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187. According to this Schedule 13G/A, First Trust Portfolios L.P., The Charger Corporation and First Trust Advisors L.P. have shared dispositive power over the shares.

(2) Information based on Schedule 13G/A, dated December 31, 2010, filed with the SEC on January 18, 2011. First Trust Portfolios L.P. is a broker-dealer that filed the Schedule 13G/A jointly with its general partner, The Charger Corporation, and with its portfolio supervisor, First Trust Advisors L.P. First Trust Portfolios L.P. has an address of 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187. According to this Schedule 13G/A, First Trust Portfolios L.P., The Charger Corporation and First Trust Advisors L.P. have shared dispositive power over the shares.

(3) Information based on Schedule 13G/A, dated December 31, 2010, filed with the SEC on January 20, 2011. First Trust Portfolios L.P. is a broker-dealer that filed the Schedule 13G/A jointly with its general partner, The Charger Corporation, and with its portfolio supervisor, First Trust Advisors L.P. First Trust Portfolios L.P. has an address of 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187. According to this Schedule 13G/A, First Trust Portfolios L.P., The Charger Corporation and First Trust Advisors L.P. have shared dispositive power over the shares.

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Compensation of Trustees

Each Independent Trustee is paid an annual retainer of $250,000 per year for his or her services as a trustee of the Supervised Funds and each trustee may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Boards are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively. Each Audit Committee member is paid an additional annual retainer of $25,000. For the year ended December 31, 2010, the Supervised Funds reimbursed Independent Trustee expenses in an aggregate amount of $38,075.

Dr. Gabbay is an interested person of the Funds and serves as an interested director of three groups of BlackRock-advised funds—one complex of closed-end funds (the "Closed-End Complex") and two complexes of open-end funds (the "Equity-Liquidity Complex" and the "Equity-Bond Complex"; each such complex, a "BlackRock Fund Complex"). Dr. Gabbay receives for his services as a trustee of such BlackRock Fund Complexes (i) an annual retainer of $487,500 allocated to the funds in these three BlackRock Fund Complexes, including the Funds, based on their net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Dr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Dr. Gabbay's compensation for serving on the boards of the funds in these BlackRock Fund Complexes (including the Funds) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Trustees serving on such boards. The Boards of the Funds or of any other fund in a BlackRock Fund Complex may modify the trustees' compensation from time to time depending on market conditions and Dr. Gabbay's compensation would be impacted by those modifications.

Each Fund pays a pro rata portion quarterly (based on the relative net assets) of the foregoing trustee fees paid by the funds in the Closed-End Complex for which they serve.

The Independent Trustees have agreed that a maximum of 50% of each Independent Trustee's total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund. A fund may, however, elect to invest in common shares of those funds in the Closed-End Complex selected by the Independent Trustees in order to match its deferred compensation obligation.

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The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Trustee and Dr. Gabbay by each Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year. On July 28, 2011, Richard Davis resigned from Board of Trustees and Paul L. Audet was elected by shareholders of the Funds to the Board of Trustees. Messrs. Davis and Audet serve without compensation from the Funds because of their affiliation with BlackRock and the Investment Advisor.

	Aggregate Compensation from BDV(1)	Aggregate Compensation from BDT(1)	Aggregate Compensation from BDJ(1)	Total Compensation from Closed-End Complex(11)	Number of Funds in Closed-End Complex Overseen by Director
Michael J. Castellano	$3,137	$1,715	$3,264	$ 0	96
Richard E. Cavanagh(2)	$7,466	$4,098	$7,878	$395,000	96
Frank J. Fabozzi(3)	$6,012	$3,300	$6,346	$320,000	96
Kathleen F. Feldstein(4)	$4,905	$2,693	$5,172	$270,000	96
R. Glenn Hubbard(5)	$5,040	$2,767	$5,312	$260,000	96
James T. Flynn(6)	$5,331	$2,927	$5,619	$275,000	96
Jerrold B. Harris(7)	$5,469	$3,002	$5,772	$275,000	96
W. Carl Kester(8)	$5,624	$3,087	$5,938	$300,000	96
Karen P. Robards(9)	$7,371	$4,064	$7,789	$400,000	96
Henry Gabbay(10)	$3,577	$1,968	$3,941	$212,500	96

(1)	Information is for the Fund's most recent fiscal year.
(2)	Total amount of deferred compensation payable by the Closed-End Complex to director is $452,570 as of December 31, 2010.
(3)	Total amount of deferred compensation payable by the Closed-End Complex to director is $422,019 as of December 31, 2010.
(4)	Total amount of deferred compensation payable by the Closed-End Complex to director is $410,327 as of December 31, 2010.
(5)	Dr. Hubbard previously participated in the deferred compensation plan and is owed $705,827 by the Closed-End Complex as of December 31, 2010 pursuant to such plan.
(6)	Total amount of deferred compensation payable by the Closed-End Complex to director is $547,940 as of December 31, 2010.
(7)	Total amount of deferred compensation payable by the Closed-End Complex to director is $498,128 as of December 31, 2010.
(8)	Total amount of deferred compensation payable by the Closed-End Complex to director is $298,877 as of December 31, 2010.
(9)	Total amount of deferred compensation payable by the Closed-End Complex to director is $286,081 as of December 31, 2010.
(10)	As of December 31, 2010, the trustee did not participate in the deferred compensation plan. During the calendar year 2010, Dr. Gabbay also received $407,812.50 from BlackRock Advisors, LLC as compensation for his service as a trustee during the calendar year 2010.
(11)	Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2010. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Flynn, Mr. Harris, Dr. Kester and Ms. Robards deferred $0, $37,000, $59,000, $81,000, $137,500, $125,000, $75,000 and $70,000, respectively, pursuant to the Closed-End Complex's deferred compensation plan. In addition, during the calendar year ended December 31, 2010 Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein and Dr. Hubbard received $24,857, $7,591, $3,478 and $18,883, respectively, due to deferred compensation payments in connection with term trust liquidations.

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreement

The investment management agreement between each Fund and the Investment Advisor was approved by the respective Fund's Boards, including a majority of the Independent Trustees. Certain administrative services are also provided to the Funds by the Investment Advisor pursuant to the investment management agreement between each Fund and the Investment Advisor. The Investment Advisor and its affiliates provide each Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Funds' websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements).

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The investment management agreements between the Investment Advisor and BDV, between the Investment Advisor and BDT and between the Investment Advisor and BDJ provides for BDV, BDT and BDJ to each pay a management fee of 0.65%, 0.75% and 1.00%, respectively, of the average weekly value of its managed assets.

The investment management agreements continue in effect for a period of two years from their respective effective dates, and if not terminated earlier, continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the applicable Fund's Board or the vote of a majority of the securities of the applicable Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Trustees of the applicable Fund, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by each Fund (upon the vote of a majority of the applicable Fund's Board or a majority of the outstanding voting securities of the applicable Fund) or by the Investment Advisor, upon 60 days' written notice by either party to the other which can be waived by the non-terminating party. The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The investment management agreements provide that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Advisor's part in the performance of its duties or from reckless disregard by the Investment Advisor of its duties under the investment management agreement. The investment management agreements also provide for indemnification by each Fund of the Investment Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

The Investment Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund. However, the services of the Investment Advisor are not exclusive, and the Investment Advisor provides similar services to other investment companies and other clients and may engage in other activities.

Sub-Investment Advisory Agreements

Pursuant to the sub-investment advisory agreements between the Investment Advisor and BlackRock Financial Management, Inc. (the "Sub-Advisor"), the Investment Advisor, on behalf of the Funds, may reimburse the Sub-Advisor at cost for certain expenses approved by the Boards and incurred by the Sub-Advisor in connection with its duties under the sub-investment advisory agreements. In such case, the Investment Advisor, and not any of the Funds, would be responsible for paying the Sub-Advisor from its advisory compensation.

The sub-investment advisory agreements continue in effect for a period of two years from their effective dates, and if not terminated earlier, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of a Fund's Board or the vote of a majority of the outstanding voting securities of a Fund at the time outstanding and entitled to vote (as defined in the 1940 Act) and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by a Fund or the Investment Advisor (upon the vote of a majority of a Fund's Board or a majority of the outstanding voting securities of a Fund) or by the Sub-Advisor, upon 60 days' written notice by either party to the other, which notice can be waived by the non-terminating party. The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The sub-investment advisory agreements provide that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to

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the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor's part in the performance of its duties or from reckless disregard by the Sub-Advisor of its duties under the sub-investment advisory agreement. The sub-investment advisory agreements also provide for indemnification by each Fund of the sub-investment advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

The Sub-Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund. However, the services of the Sub-Advisor are not exclusive, and the Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The tables below set forth information about the total advisory fees, net of any applicable fee waiver, paid by the Funds to the Investment Advisor.

Advisory Fees Paid to the Investment Advisor

	Paid to the Investment Advisor
For the Fiscal Year Ended	Acquiring Fund	BDV	BDT
October 31, 2010	$5,854,758	$3,402,427	$2,137,093
October 31, 2009	$5,575,426	$3,068,177	$1,854,795
October 31, 2008	$8,205,304	$4,555,776	$2,653,021

	Waived by the Investment Advisor
For the Fiscal Year Ended	Acquiring Fund	BDV	BDT
October 31, 2010	$13,832	$5,424	$4,420
October 31, 2009	$13,890	$6,767	$3,370
October 31, 2008	$0	$0	$0

The following table sets forth the sub-advisory fees paid by the Investment Advisor to the Sub-Advisor.

Advisory Fees Paid to the Sub-Advisor

	Paid to the Sub-Advisor
For the Fiscal Year Ended	Acquiring Fund	BDV	BDT
October 31, 2010	$2,421,645	$1,414,022	$895,475
October 31, 2009	$2,271,219	$1,254,467	$764,405
October 31, 2008	$3,338,363	$1,851,305	$1,084,301

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FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers

For BDV, as of September 30, 2011:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kathleen M. Anderson	13	2	3	0	0	0
	$16.20 Billion	$120.97 Million	$90.07 Million	$0	$0	$0
Robert M. Shearer	15	2	3	0	0	0
	$17.35 Billion	$120.97 Million	$90.07 Million	$0	$0	$0
Kyle G. McClements	15	2	1	0	0	0
	$5.83 Billion	$142.75 Million	$12.24 Million	$0	$0	$0

For BDT, as of September 30, 2011:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kathleen M. Anderson	13	2	3	0	0	0
	$16.70 Billion	$120.97 Million	$90.07 Million	$0	$0	$0
Robert M. Shearer	15	2	3	0	0	0
	$17.86 Billion	$120.97 Million	$90.07 Million	$0	$0	$0
Kyle G. McClements	15	2	1	0	0	0
	$6.07 Billion	$142.75 Million	$12.24 Million	$0	$0	$0

For BDJ, as of September 30, 2011:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kathleen M. Anderson	13	2	3	0	0	0
	$17 Billion	$120.97 Million	$90.07 Million	$0	$0	$0
Robert M. Shearer	15	2	3	0	0	0
	$18.13 Billion	$120.97 Million	$90.07 Million	$0	$0	$0
Kyle G. McClements	15	2	1	0	0	0
	$5.81 Billion	$142.75 Million	$12.24 Million	$0	$0	$0

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock. The Combined Fund will maintain the portfolio manager compensation of BDJ.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the

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benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to Ms. Anderson and Mr. Shearer, such benchmarks for the Fund and other accounts are Lipper Equity Income Funds, Lipper natural Resources Funds and Lipper Utility Funds classifications. There are no benchmarks associated with Mr. McClements compensation.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. McClements and Shearer and Ms. Anderson have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Messrs. McClements and Shearer and Ms. Anderson have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

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Securities Ownership of Portfolio Managers

As of October 31, 2011, Ms. Anderson and Messrs. Shearer and McClements beneficially owned 0, 0 and 1,018.13 shares, respectively, of BDV. As of October 31, 2011, Ms. Anderson and Messrs. Shearer and McClements beneficially owned 0, 0 and 101.718 shares, respectively, of BDT. As of October 31, 2011, Ms. Anderson and Messrs. Shearer and McClements beneficially owned 0, 0 and 102.388 shares, respectively, of BDJ.

Portfolio Transactions and Brokerage Allocation

The Advisors are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Funds invest are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

The Advisors are responsible for effecting securities transactions of the Funds and will do so in a manner deemed fair and reasonable to shareholders of the Funds and not according to any formula. The Advisors' primary considerations in selecting the manner of executing securities transactions for the Funds will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisors, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Funds. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Advisors are able to fulfill their obligation to furnish a continuous investment program to the Funds without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisors, and does not reduce the Advisors' normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisors' expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

One or more of the other investment companies or accounts which the Advisors manage may own from time to time some of the same investments as the Funds. Investment decisions for the Funds are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisors in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Funds. In other cases, however, the ability of the Funds to participate in volume transactions may produce better execution for the Funds. It is the opinion of the Funds' Boards that this advantage, when combined with the other benefits available due to the Advisors' organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

It is not the Funds' policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Funds may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

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Information about the brokerage commissions paid by the Funds is set forth in the following tables:

	Aggregate Brokerage Commissions Paid
For the Fiscal Year Ended	Acquiring Fund	BDV	BDT
October 31, 2010	$47,297,937	$22,026,174	$10,494,105
October 31, 2009	$44,783,132	$19,420,053	$13,992,722
October 31, 2008	$29,137,030	$11,340,453	$6,465,572

	Brokerage Commissions Paid to Affiliates
For the Fiscal Year Ended	Acquiring Fund	BDV	BDT
October 31, 2010	$0	$0	$0
October 31, 2009	$3,021	$1,900	$1,370
October 31, 2008	$122,543	$26,946	$15,196

The Funds have received an exemptive order from the SEC permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch & Co., Inc., and its affiliates. Pursuant to that order, each Fund has retained BFM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BFM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Investment Advisor or in registered money market funds advised by the Investment Advisor or its affiliates.

Information about the securities lending agent fees paid by the Funds is set forth in the following table:

	Paid to the Securities Lending Agent
For the Fiscal Year Ended	Acquiring Fund	BDV	BDT
October 31, 2010	$7,450	$0	$0
October 31, 2009	$10,298	$0	$0
October 31, 2008	$87,095	$0	$0

CONFLICTS OF INTEREST

Barclays and PNC each have a significant economic interest in BlackRock, Inc., the parent of the Advisors. PNC is considered to be an affiliate of BlackRock, Inc. under the Investment Company Act. Certain activities of the Advisors, BlackRock, Inc. and their affiliates (collectively, "BlackRock") and PNC and its affiliates (collectively, "PNC" and together with BlackRock, "Affiliates"), and Barclays and its affiliates (collectively, the "Barclays Entities"), with respect to the Fund and/or other accounts managed by BlackRock, PNC or the Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its stockholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Fund.

BlackRock and its Affiliates, as well as the Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and the Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or the Barclays Entities are or may be actively engaged in transactions in the same securities,

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currencies, and instruments in which the Fund may invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

When BlackRock and its Affiliates or the Barclays Entities seek to purchase or sell the same assets for their managed accounts, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates or a Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates or a Barclays Entity. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or the Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or the Barclays Entities or their other accounts.

BlackRock and its Affiliates or a Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or a Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliates or Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or the Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or the Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or the Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or the Barclays Entities are performing services or when position limits have been reached.

In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or the Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any Barclays Entity,

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will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its Affiliates or a Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates or a Barclays Entity. One or more Affiliates or Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or Barclays Entities and may also enter into transactions with other clients of an Affiliate or a Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates or the Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a Barclays Entity may also have an ownership interest in certain trading or information systems used by the Fund. The Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or the Barclays Entities.

One or more Affiliates or one of the Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or a Barclays Entity will be in its view commercially reasonable, although each Affiliate or Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or the Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and the Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its stockholders will be required, and no fees or other compensation payable by the Fund or its stockholders will be reduced by reason of receipt by an Affiliate or a Barclays Entity of any such fees or other amounts.

When an Affiliate or Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate or Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates, nor any Barclays Entity, will have any obligation to allow their credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates or the Barclays Entities in evaluating the Fund's creditworthiness.

Under a securities lending program approved by the Fund's Board, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

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Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or concern cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or Barclays Entities) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or a Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks ("ECNs") in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients.

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Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see "Other Information—Proxy Voting Policies."

It is also possible that, from time to time, BlackRock or its Affiliates or a Barclays Entity may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio.

It is possible that the Fund may invest in securities of companies with which an Affiliate or a Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a Barclays Entity has significant debt or equity investments or in which an Affiliate or Barclays Entity makes a market. The Fund also may invest in securities of companies to which an Affiliate or a Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or its Affiliates or a Barclays Entity. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a Barclays Entity may limit the Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

BlackRock and its Affiliates and the Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and the Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or the Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or their stockholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a Barclays Entity and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or the Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by the Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in "Net Asset Value", when market quotations of direct investments are not readily available or are believed by BlackRock to be unreliable, the Fund's investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Board. When determining an asset's "fair value," BlackRock seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. The price generally may not be determined based on what

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the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing stockholders.

To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund or exchange-traded fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its Affiliates or a Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by the Barclays Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the Securities and Exchange Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund, to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a Barclays Entity and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a Barclays Entity serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of the Barclays Entities are directors or officers of the issuer. The investment activities of one or more Affiliates or the Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, and to comply with certain provisions of the Investment Company Act that prohibit affiliated transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions. These limitations may cause the Fund to invest in different portfolios than other BlackRock funds which may result in the Fund investing on less advantageous terms than such other funds or in different types of securities, such as non-voting securities, in order to comply with regulatory requirements.

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If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and the Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and the Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and the Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and the Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and the Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates and the Barclays Entities may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of a fund. This is because the custody arrangements with such fund's custodian may have the effect of reducing custody fees when the fund leave cash balances uninvested. When a fund's actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock's portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates and the Barclays Entities, including the Investment Advisor, in addition to those described in this section, may give rise to additional conflicts of interest.

OTHER INFORMATION

Custody of Assets

All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund's investment portfolio, are held by the Bank of New York Mellon, One Wall Street, New York, New York 10286, as custodian.

Transfer Agent, Dividend Disbursing Agent and Registrar

The Bank of New York Mellon serves as each Fund's transfer agent with respect to the Fund's common shares.

Code of Ethics

Each Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund. Each Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

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Proxy Voting Policy

The Board of each Fund has delegated the voting of proxies for each Fund's securities to the Investment Advisor pursuant to the Investment Advisor's proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. From time to time, a vote may present a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Investment Advisor, or any affiliated person of the Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee") is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Advisor's clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Advisor's Portfolio Management Group and/or the Investment Advisor's Legal and Compliance Department and concluding that the vote cast is in its client's best interest notwithstanding the conflict. A copy of the Funds' Proxy Voting Policy and Procedures is included as Appendix C to this Statement of Additional Information. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC's website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund's financial statements. Each Fund's Board has appointed Deloitte & Touche LLP to be each Fund's independent registered public accounting firm. Deloitte & Touche LLP is located at Philadelphia, Pennsylvania.

FINANCIAL STATEMENTS

The audited financial statements of BDV for the fiscal year ended October 31, 2010, are incorporated by reference herein to BDV's annual report filed on Form N-CSR on January 6, 2011. The unaudited financial statements of BDV for the semi-annual period are incorporated by reference herein to BDV's semi-annual report filed on Form N-CSRS on July 5, 2011.

The audited financial statements of BDT for the fiscal year ended October 31, 2010, are incorporated by reference herein to BDT's annual report filed on Form N-CSR on January 6, 2011. The unaudited financial statements of BDT for the semi-annual period ended April 30, 2011 are incorporated by reference herein to BDT's semi-annual report filed on Form N-CSRS on July 5, 2011.

The audited financial statements of BDJ for the fiscal year ended October 31, 2010, are incorporated by reference herein to BDJ's annual report filed on Form N-CSR on January 6, 2011. The unaudited financial statements of BDJ for the semi-annual period ended April 30, 2011 are incorporated by reference herein to BDJ's semi-annual report filed on Form N-CSRS on July 5, 2011.

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix B hereto are unaudited pro forma financial statements of the Combined Fund giving effect to the Reorganizations of the Target Funds with the Acquiring Fund which include: (i) Pro Forma Condensed Combined Schedule of Investments at April 30, 2011; (ii) Pro Forma Condensed Combined Statement of Assets and Liabilities at April 30, 2011; (iii) Pro Forma Condensed Combined Statement of Operations for the 12-month period ended April 30, 2011; and (iv) Notes to Pro Forma Condensed Combined Financial Statements.

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APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION

, 2011

In order to consummate the reorganization contemplated herein (the "Reorganization") and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, BlackRock XXXXXX (the "Target Fund"), a registered, diversified closed-end investment company, File No. 811-XXXX, and BlackRock Enhanced Equity Dividend Trust (the "Acquiring Fund", and, together with the Target Fund, the "Funds"), a registered, diversified closed-end investment company, File No. 811-21784, each hereby agree as follows:

1.                    REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a)                 The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)                 The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c)                 The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the Acquiring Fund's Annual Report to Shareholders for the most recent fiscal year, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(d)                 An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein), will be provided or made available (including by electronic format) furnished to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares (as defined in Section 1(l) herein) to be issued pursuant to Section 6 of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time (as defined in Section 3(e)) in conformity with generally accepted accounting principles applied on a consistent basis.

(e)                 The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquiring Fund's Board of Trustees, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

(f)                  There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)                 The Acquiring Fund is not obligated under any provision of its Agreement and Declaration of Trust or its Bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its

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execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(h)                 There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(i)                   The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (d) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (d) above or to the extent already known by the Target Fund.

(j)                   No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) each of which will have been obtained on or prior to the Closing Date.

(k)                 The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the "Joint Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders' meetings referred to in Section 8(a) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(l)                   The Acquiring Fund is authorized to issue an unlimited number of common shares, par value $0.001 per share (the "Acquiring Fund Common Shares"). Each outstanding Acquiring Fund Common Share is fully paid and nonassessable and has full voting rights.

(m)                The Acquiring Fund Common Shares to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, will be fully paid and nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(n)                 At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the shareholders of the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act to permit the transfers contemplated by this Agreement to be consummated.

(o)                 At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, Trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares to the Target Fund.

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(p)                 The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(q)                 The Acquiring Fund has elected to qualify and has qualified as a regulated investment company within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") for each of its taxable years since its inception; and has satisfied the RIC distribution requirements imposed by Section 852 of the Code for each of its taxable years.

2.                    REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a)                 The Target Fund is a statutory trust duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)                 The Target Fund is duly registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)                 The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement and the Reorganization by the shareholders of the Target Fund as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Target Funds Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

(d)                 The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the Target Fund's Annual Report to Shareholders for the most recent fiscal year, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e)                 An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (as defined in Section 3(e)), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Fund Common Shares to be issued to the Target Fund pursuant to Section 3 of this Agreement; each will fairly present the financial position of the Target Fund as of the Valuation Time (as defined in Section 3(e)) in conformity with generally accepted accounting principles applied on a consistent basis.

(f)                  There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

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(g)                 There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h)                 The Target Fund is not obligated under any provision of its Agreement and Declaration of Trust or its Bylaws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)                   The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (e) above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in subsection (e) above or to the extent already known by the Acquiring Fund.

(j)                   The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(k)                 At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term "Target Fund Investments" shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(l)                   No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) each of which will have been obtained on or prior to the Closing Date.

(m)                The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

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(n)                 The Target Fund is authorized to issue an unlimited number of common shares, par value $0.001 per share (the "Target Fund Common Shares"). Each outstanding Target Fund Common Share is fully paid and nonassessable and has full voting rights.

(o)                 All of the issued and outstanding Target Fund Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p)                 The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(q)                 The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares to be received in the Reorganization, except in distribution to the shareholders of the Target Fund as provided in Section 3 of this Agreement.

(r)                  The Target Fund has elected to qualify and has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years since its inception; and has satisfied the RIC distribution requirements imposed by Section 852 of the Code for each of its taxable years.

3.                    THE REORGANIZATION.

(a)                 Subject to receiving the requisite approvals of the shareholders of the Funds, and to the other terms and conditions contained herein, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Common Shares provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares received by it to its shareholders in exchange for their Target Fund Common Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.

(b)                 If it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (i) nothing herein will require the Target Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the Target Fund's Trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes or would otherwise not be in the best interests of the Target Fund, and (ii) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's Trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c)                 Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date.

(d)                 The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

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(e)                 The Valuation Time shall be 4:00 p.m., Eastern time, on the full business day proceeding the Closing Date or at such other time and date agreed to by the Funds on a date mutually agreed upon in writing (the "Valuation Time").

(f)                  Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(g)                 The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving under Delaware law and will withdraw its authority to do business in any state where it is registered.

(h)                 For U.S. federal income tax purposes, this Agreement will constitute a plan of reorganization within the meaning of United States Treasury Regulations Section 1.368-2(g).

4.                    ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES IN THE REORGANIZATION.

A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund, which shall be determined as set forth below.

The net asset value of each of the Funds and the values of their assets and the amounts of their liabilities shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. For purposes of determining the net asset value per share of each Fund's Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time. The Acquiring Fund shall issue to the Target Fund certificates or share deposit receipts for the Acquiring Fund Common Shares registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares by redelivering the certificates or share deposit receipts evidencing ownership of the Acquiring Fund Common Shares to the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund's transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.

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5.                    PAYMENT OF EXPENSES.

(a)                 The Target Fund, the Acquiring Fund and any other closed-end investment company that sells substantially all of its assets to the Acquiring Fund on or about the Closing Date (for purposes of this Section 5(a) only, a "Fund") will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and a registration statement on Form N-14, the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon some reasonable methodology as appropriate. Neither the Funds nor the Investment Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

6.                    COVENANTS OF THE FUNDS.

(a)                 Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(b)                 The Target Fund agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Delaware and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(c)                 The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(d)                 The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "SEC") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(e)                 The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(f)                  Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden).

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In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable period first ending after the Closing Date and for all prior taxable periods.

After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

(g)                 Each Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(h)                 Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

(i)                   The Acquiring Fund shall use its reasonable best efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

7.                    CLOSING DATE.

(a)                 Delivery of the assets of the Target Fund to be transferred, together with any other Target Fund Investments, and the Acquiring Fund Common Shares to be issued as provided in this Agreement, shall be made on the date specified as the closing date in the N-14 Registration Statement, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

(b)                 The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(c)                 As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to or make available (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of Target Fund Common Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.

8.                    CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a)                 That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of Trustees of the Target Fund and by an affirmative vote of shareholders of the Target Fund representing the lesser of (i) 67% of the common shares represented at the special meeting of shareholders at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares of the Target

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Fund; and that the Acquiring Fund shall have made available to the Target Fund a copy of the resolution approving this Agreement adopted by the Board of Trustees of the Acquiring Fund, and a certificate setting forth the vote of holders of Acquiring Fund Common Shares approving the issuance of additional Acquiring Fund Common Shares, each certified by its Secretary.

(b)                 That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund's investments, all as of the Valuation Time, certified on the Acquiring Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Acquiring Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)                 That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)                 That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)                 The Target Fund shall have received the opinion of Skadden, acting as special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, substantially in the form and to the effect that:

(i)                   the Acquiring Fund is validly existing and in good standing under the laws of the State of Delaware;

(ii)                 the Acquiring Fund is registered as a closed-end management investment company under the 1940 Act;

(iii)                the Acquiring Fund has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Delaware, the execution and delivery and the consummation by the Acquiring Fund of the transactions contemplated hereby have been duly authorized by all requisite action of the Acquiring Fund under the laws of the State of Delaware, and this Agreement has been duly executed and delivered by the Acquiring Fund under the laws of the State of Delaware;

(iv)               this Agreement constitutes a valid and binding obligation of the Acquiring Fund (assuming this Agreement is a valid and binding obligation of the other party hereto);

(v)                 the execution and delivery by the Acquiring Fund of this Agreement and the performance by the Acquiring Fund of its obligations under this Agreement do not conflict with the Agreement and Declaration of Trust or the Bylaws of the Acquiring Fund;

(vi)               neither the execution, delivery or performance by the Acquiring Fund of this Agreement nor the compliance by the Acquiring Fund with the terms and provisions hereof contravene any provision of the laws of the State of Delaware or the federal laws of the United States;

(vii)              no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Fund or the enforceability of this Agreement against the Acquiring Fund; and

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(viii)            the Acquiring Fund Common Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and nonassessable.

(f)                  That the Target Fund shall have obtained an opinion from Skadden, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)                 That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

(h)                 That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9.                    CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)                 That this Agreement shall have been adopted, and the Reorganization and issuance of Acquired Fund Common Shares in connection therewith shall have been approved, by the Board of Trustees of the Acquiring Fund and that the issuance of additional Acquiring Fund Common Shares shall have been approved by the affirmative vote of a majority of votes cast, where total votes cast represented over 50% of all securities entitled to vote; and the Target Fund shall have made available to the Acquiring Fund a copy of the resolution approving this Agreement adopted by the Target Fund's Board of Trustees, and a certificate setting forth the vote of the holders of Target Fund Common Shares obtained, each certified by its Secretary.

(b)                 That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Target Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(c)                 That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund's President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d)                 That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)                 That the Acquiring Fund shall have received the opinion of Skadden, acting as special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i)                   the Target Fund is validly existing and in good standing under the laws of the State of Delaware;

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(ii)                 the Target Fund is registered as a closed-end management investment company under the 1940 Act;

(iii)                the Target Fund has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Delaware, the execution and delivery and the consummation by the Target Fund of the transactions contemplated hereby have been duly authorized by all requisite action of the Target Fund under the laws of the State of Delaware, and this Agreement has been duly executed and delivered by the Target Fund under the laws of the State of Delaware;

(iv)               this Agreement constitutes a valid and binding obligation of the Target Fund (assuming this Agreement is a valid and binding obligation of the other party hereto);

(v)                 the execution and delivery by the Target Fund of this Agreement and the performance by the Target Fund of its obligations under this Agreement do not conflict with the charter or the Bylaws of the Target Fund;

(vi)               neither the execution, delivery or performance by the Target Fund of this Agreement nor the compliance by the Target Fund with the terms and provisions hereof contravene any provision of the laws of the State of Delaware or the federal laws of the United States; and

(vii)              no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Target Fund or the enforceability of this Agreement against the Target Fund.

(f)                  That the Acquiring Fund shall have obtained an opinion from Skadden, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)                 That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(h)                 That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(i)                   That prior to the Closing Date the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date.

10.                 TERMINATION, POSTPONEMENT AND WAIVERS.

(a)                 Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the Funds, (ii) by the Board of Trustees of the Target Fund if any condition of the Target Fund's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of Trustees, or (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Trustees.

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(b)                 If the transactions contemplated by this Agreement have not been consummated by December 31, 2012, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.

(c)                 In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their Trustees, trustees, officers, agents or shareholders in respect of this Agreement.

(d)                 At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by a Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Fund after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

(e)                 The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)                  If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares to be issued to the Acquired Funds, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.                 INDEMNIFICATION.

(a)                 Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each, an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such the Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such the Indemnified Party may be or may have been involved as a party or otherwise or with which such the Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such the Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

(b)                 The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten days of receipt of written notice to the Indemnified Party or 30 days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure

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has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.                 OTHER MATTERS.

(a)                 All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)                 All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, NY 10022, Attention: Ira P. Shapiro, Esq., Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the BlackRock Enhanced Equity Dividend Trust c/o BlackRock Advisors, LLC, 55 East 52nd Street, New York, NY 10055, Attention: Ira P. Shapiro. Esq., Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)                 This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d)                 This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(e)                 It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

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This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

TARGET FUND

____________________________________________
Name:
Title:

BLACKROCK ENHANCED EQUITY DIVIDEND TRUST

____________________________________________
Name:
Title:

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APPENDIX B
PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following presents the pro forma condensed combined financial statements for the reorganization of BlackRock Equity Dividend Trust ("BDV") and BlackRock Strategic Equity Dividend Trust ("BDT") into BlackRock Enhanced Equity Dividend Trust ("BDJ") (the "Reorganization").

The unaudited Pro Forma Condensed Combined Schedule of Investments and Pro Forma Condensed Combined Statement of Assets and Liabilities reflect the financial position as if the Reorganization occurred on April 30, 2011. The Pro Forma Condensed Combined Statement of Operations reflects the operations for the 12-month period ended April 30, 2011. The pro forma condensed combined financial exchange of BDJ shares for the assets and liabilities of BDV and BDT, with BDJ being the surviving entity. The proposed transactions will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States of America. The historical cost basis of the investments is carried over to the surviving entity. As of April 30, 2011, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of BDJ. It is not anticipated that BDJ will sell any securities of the Target Funds acquired in the reorganization other than in the ordinary course of business.

B-1

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Common Stocks	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Aerospace & Defense — 4.1%
General Dynamics Corp. (a)	172,600	$12,568,732	168,500	$12,270,170	—	$—	341,100	$24,838,902
Raytheon Co. (a)	132,500	6,432,875	125,500	6,093,025	—	—	258,000	12,525,900
United Technologies Corp. (a)	144,500	12,944,310	142,300	12,747,234	—	—	286,800	25,691,544
		31,945,917		31,110,429		—		63,056,346
Beverages — 5.0%
Brown-Forman Corp., Class B	122,900	8,831,594	116,000	8,335,760	—	—	238,900	17,167,354
Coca-Cola Co. (The)	248,500	16,763,810	239,200	16,136,432	—	—	487,700	32,900,242
PepsiCo, Inc. (a)	216,600	14,921,574	195,075	13,438,717	—	—	411,675	28,360,291
		40,516,978		37,910,909		—		78,427,887
Building Products — 0.4%
AO Smith Corp.	—	—	—	—	52,550	2,310,623	52,550	2,310,623
Masco Corp. (a)	—	—	—	—	240,500	3,227,510	240,500	3,227,510
		—		—		5,538,133		5,538,133
Capital Markets — 1.0%
Eaton Vance Corp.	—	—	—	—	165,500	5,588,935	165,500	5,588,935
Federated Investors, Inc., Class B	—	—	—	—	107,046	2,759,646	107,046	2,759,646
T. Rowe Price Group, Inc. (a)	60,800	3,906,400	59,900	3,848,575	—	—	120,700	7,754,975
		3,906,400		3,848,575		8,348,581		16,103,556
Chemicals — 3.7%
Air Products & Chemicals, Inc.	27,100	2,588,592	26,200	2,502,624	—	—	53,300	5,091,216
E.I. du Pont de Nemours & Co. (a)	176,000	9,995,040	178,300	10,125,657	—	—	354,300	20,120,697
PPG Industries, Inc.	59,150	5,599,732	58,900	5,576,063	—	—	118,050	11,175,795
RPM International, Inc.	193,400	4,544,900	191,800	4,507,300	151,400	3,557,900	536,600	12,610,100
Sherwin-Williams Co. (The)	20,800	1,711,632	20,300	1,670,487	—	—	41,100	3,382,119
Stepan Co.	—	—	—	—	23,950	1,723,682	23,950	1,723,682
Valspar Corp.	24,800	974,888	42,500	1,670,675	—	—	67,300	2,645,563
		25,414,784		26,052,806		5,281,582		56,749,172
Commercial Banks — 3.2%
BancFirst Corp.	—	—	—	—	28,699	1,155,709	28,699	1,155,709
BancorpSouth, Inc.	—	—	—	—	120,500	1,632,775	120,500	1,632,775
Bank of Hawaii Corp.	59,000	2,878,610	56,100	2,737,119	99,600	4,859,484	214,700	10,475,213
Bank of the Ozarks, Inc.	—	—	—	—	44,859	1,997,571	44,859	1,997,571
Chemical Financial Corp.	—	—	—	—	56,145	1,130,199	56,145	1,130,199
Community Bank System, Inc. (a)	—	—	—	—	67,600	1,691,352	67,600	1,691,352
Community Trust Bancorp, Inc.	—	—	—	—	40,515	1,146,575	40,515	1,146,575
Cullen/Frost Bankers, Inc.	48,300	2,861,292	45,700	2,707,268	94,938	5,624,127	188,938	11,192,687
Iberiabank Corp.	—	$—	—	$—	23,800	$1,428,238	23,800	1,428,238
S&T Bancorp, Inc.	—	—	—	—	31,200	636,792	31,200	636,792
Toronto-Dominion Bank (The) (a)	34,800	3,014,724	33,800	2,928,094	—	—	68,600	5,942,818
Trustmark Corp.	—	—	—	—	60,200	1,399,048	60,200	1,399,048
U.S. Bancorp (a)	98,900	2,553,598	102,200	2,638,804	—	—	201,100	5,192,402
United Bankshares, Inc.	—	—	—	—	88,000	2,302,080	88,000	2,302,080
Valley National Bancorp	—	—	—	—	127,800	1,830,096	127,800	1,830,096
WesBanco, Inc.	—	—	—	—	59,400	1,205,820	59,400	1,205,820
		11,308,224		11,011,285		28,039,866		50,359,375

See Notes to Pro Forma Condensed Combined Financial Statements.

B-2

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Common Stocks	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Commercial Services & Supplies — 1.4%
ABM Industries, Inc.	—	$—	—	$—	132,800	$3,229,696	132,800	$3,229,696
Avery Dennison Corp.	—	—	—	—	76,941	3,211,517	76,941	3,211,517
McGrath Rentcorp	—	—	—	—	51,661	1,466,656	51,661	1,466,656
Mine Safety Appliances Co.	—	—	—	—	58,200	2,309,376	58,200	2,309,376
Pitney Bowes, Inc.	128,700	3,160,872	128,054	3,145,006	207,800	5,103,568	464,554	11,409,446
		3,160,872		3,145,006		15,320,813		21,626,691
Computers & Peripherals — 0.2%
Diebold, Inc. (a)	—	—	—	—	86,400	2,920,320	86,400	2,920,320

Containers & Packaging — 0.5%
Bemis Co., Inc.	—	—	—	—	95,500	2,992,970	95,500	2,992,970
Myers Industries, Inc.	—	—	—	—	110,348	1,177,413	110,348	1,177,413
Sonoco Products Co. (a)	—	—	—	—	100,800	3,483,648	100,800	3,483,648
		—		—		7,654,031		7,654,031
Construction Materials — 0.5%
Martin Marietta Materials, Inc. (a)	—	—	—	—	43,400	3,957,646	43,400	3,957,646
Vulcan Materials Co.	—	—	—	—	81,100	3,665,720	81,100	3,665,720
		—		—		7,623,366		7,623,366
Distributors — 0.1%
Genuine Parts Co. (a)	—	—	—	—	33,500	1,798,950	33,500	1,798,950

Diversified Consumer Services — 0.4%
H&R Block, Inc.	—	—	—	—	316,421	5,470,919	316,421	5,470,919

Diversified Financial Services — 1.5%
JPMorgan Chase & Co. (a)	258,500	11,795,355	247,700	11,302,551	—	—	506,200	23,097,906

Diversified Telecommunication Services — 4.5%
AT&T Inc.	643,900	20,038,168	605,400	18,840,048	—	—	1,249,300	38,878,216
CenturyLink, Inc. (a)	340,800	13,897,824	324,400	13,229,032	80,300	3,274,634	745,500	30,401,490
		33,935,992		32,069,080		3,274,634		69,279,706
Electric Utilities — 4.3%
MGE Energy, Inc.	—	—	—	—	40,371	1,695,986	40,371	1,695,986
NextEra Energy, Inc. (a)	178,000	10,069,460	167,500	9,475,475	—	—	345,500	19,544,935
Northeast Utilities	257,900	9,181,240	244,000	8,686,400	163,900	5,834,840	665,800	23,702,480
Otter Tail Corp.	—	—	—	—	56,461	1,320,058	56,461	1,320,058
PPL Corp. (a)	83,500	2,290,405	76,400	2,095,652	—	—	159,900	4,386,057
Progress Energy, Inc.	174,700	8,289,515	163,400	7,753,330	—	—	338,100	16,042,845
		29,830,620		28,010,857		8,850,884		66,692,361
Electrical Equipment — 2.3%
Brady Corp., Class A	—	—	—	—	109,300	4,121,703	109,300	4,121,703
Emerson Electric Co. (a)	216,600	13,160,616	210,100	12,765,676	—	—	426,700	25,926,292
Roper Industries, Inc.	—	—	—	—	69,400	6,002,406	69,400	6,002,406
		13,160,616		12,765,676		10,124,109		36,050,401
Energy Equipment & Services — 1.0%
Halliburton Co. (a)	108,600	5,482,128	113,200	5,714,336	—	—	221,800	11,196,464
Helmerich & Payne, Inc. (a)	—	—	—	—	64,600	4,285,564	64,600	4,285,564
		5,482,128		5,714,336		4,285,564		15,482,028
Food & Staples Retailing — 1.6%
Casey's General Stores, Inc.	—	—	—	—	38,400	1,498,752	38,400	1,498,752
Sysco Corp. (a)	101,500	2,934,365	93,875	2,713,926	—	—	195,375	5,648,291
SUPERVALU, Inc. (a)	—	—	—	—	323,100	3,638,106	323,100	3,638,106
Wal-Mart Stores, Inc. (a)	142,200	7,818,156	117,800	6,476,644	—	—	260,000	14,294,800
		10,752,521		9,190,570		5,136,858		25,079,949

See Notes to Pro Forma Condensed Combined Financial Statements.

B-3

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Common Stocks	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Food Products — 2.3%
General Mills, Inc. (a)	171,400	$6,612,612	130,100	$5,019,258	—	$—	301,500	$11,631,870
Hormel Foods Corp.	—	—	—	—	281,700	8,284,797	281,700	8,284,797
J.M. Smucker Co. (The) (a)	—	—	—	—	38,005	2,853,035	38,005	2,853,035
Kraft Foods, Inc., Class A	96,700	3,247,186	89,000	2,988,620	—	—	185,700	6,235,806
Lancaster Colony Corp. (a)	—	—	—	—	47,200	2,884,392	47,200	2,884,392
McCormick & Co., Inc. (a)	—	—	—	—	74,300	3,649,616	74,300	3,649,616
		9,859,798		8,007,878		17,671,840		35,539,516
Gas Utilities — 4.1%
Atmos Energy Corp.	117,500	4,099,575	113,200	3,949,548	92,600	3,230,814	323,300	11,279,937
Energen Corp.	—	—	—	—	61,700	4,011,117	61,700	4,011,117
National Fuel Gas Co. (a)	45,800	3,357,140	47,100	3,452,430	64,700	4,742,510	157,600	11,552,080
New Jersey Resources Corp.	—	—	—	—	123,000	5,384,940	123,000	5,384,940
Northwest Natural Gas Co.	—	—	—	—	80,600	3,726,944	80,600	3,726,944
Piedmont Natural Gas Co., Inc.	—	—	—	—	100,600	3,194,050	100,600	3,194,050
Questar Corp. (a)	196,100	3,445,477	188,200	3,306,674	—	—	384,300	6,752,151
South Jersey Industries, Inc. (a)	—	—	—	—	79,500	4,567,275	79,500	4,567,275
UGI Corp.	101,800	3,389,940	99,800	3,323,340	105,000	3,496,500	306,600	10,209,780
WGL Holdings, Inc.	—	—	—	—	80,100	3,165,552	80,100	3,165,552
		14,292,132		14,031,992		35,519,702		63,843,826
Health Care Equipment & Supplies — 2.1%
Beckman Coulter, Inc.	—	—	—	—	41,091	3,404,389	41,091	3,404,389
Becton Dickinson & Co. (a)	41,300	3,549,322	39,400	3,386,036	—	—	80,700	6,935,358
Medtronic, Inc. (a)	215,100	8,980,425	206,800	8,633,900	—	—	421,900	17,614,325
Meridian Bioscience, Inc. (a)	—	—	—	—	64,800	1,601,208	64,800	1,601,208
Teleflex, Inc. (a)	—	—	—	—	52,300	3,295,423	52,300	3,295,423
		12,529,747		12,019,936		8,301,020		32,850,703
Hotels, Restaurants & Leisure — 2.3%
McDonald's Corp. (a)	235,500	18,442,005	227,300	17,799,863	—	—		36,241,868

Household Durables — 0.9%
Fortune Brands, Inc.	—	—	—	—	29,000	1,887,320	29,000	1,887,320
Leggett & Platt, Inc.	—	—	—	—	144,833	3,807,660	144,833	3,807,660
Stanley Black & Decker, Inc. (a)	—	—	—	—	107,400	7,802,610	107,400	7,802,610
		—		—		13,497,590		13,497,590
Household Products — 4.7%
Clorox Co. (a)	94,900	6,610,734	87,200	6,074,352	—	—	182,100	12,685,086
Colgate-Palmolive Co.	68,100	5,744,235	60,900	5,136,915	—	—	129,000	10,881,150
Kimberly-Clark Corp.	111,900	7,392,114	103,950	6,866,937	—	—	215,850	14,259,051
Procter & Gamble Co. (The)	287,300	18,645,770	262,400	17,029,760	—	—	549,700	35,675,530
		38,392,853		35,107,964		—		73,500,817
Industrial Conglomerates — 2.3%
3M Co.	136,200	13,240,002	130,000	12,637,300	—	—	266,200	25,877,302
General Electric Co.	177,600	3,631,920	177,500	3,629,875	—	—	355,100	7,261,795
Raven Industries, Inc.	—	—	—	—	41,300	2,245,068	41,300	2,245,068
		16,871,922		16,267,175		2,245,068		35,384,165

See Notes to Pro Forma Condensed Combined Financial Statements.

B-4

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Common Stocks	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Insurance — 3.5%
Arthur J. Gallagher & Co.	—	$—	—	$—	107,500	$3,201,350	107,500	$3,201,350
Chubb Corp.	112,400	7,327,356	107,100	6,981,849	—	—	219,500	14,309,205
Cincinnati Financial Corp.	—	—	—	—	186,642	5,912,819	186,642	5,912,819
Erie Indemnity Co., Class A	—	—	—	—	65,000	4,707,950	65,000	4,707,950
Harleysville Group, Inc.	—	—	—	—	47,200	1,514,176	47,200	1,514,176
Mercury General Corp.	—	—	—	—	57,700	2,292,998	57,700	2,292,998
Old Republic International Corp.	—	—	—	—	233,100	2,953,377	233,100	2,953,377
Travelers Cos., Inc. (The) (a)	161,500	10,219,720	156,100	9,878,008	—	—	317,600	20,097,728
		17,547,076		16,859,857		20,582,670		54,989,603
IT Services — 4.5%
Automatic Data Processing, Inc. (a)	55,060	2,992,511	53,000	2,880,550	—	—	108,060	5,873,061
International Business Machines Corp. (a)	185,300	31,608,474	171,500	29,254,470	—	—	356,800	60,862,944
Paychex, Inc.	51,200	1,674,752	49,200	1,609,332	—	—	100,400	3,284,084
		36,275,737		33,744,352		—		70,020,089
Leisure Equipment & Products — 0.4%
Polaris Industries, Inc.	—	—	—	—	61,500	6,483,945	61,500	6,483,945

Machinery — 4.2%
Badger Meter, Inc. (a)	—	—	—	—	59,000	2,236,690	59,000	2,236,690
Caterpillar, Inc. (a)	161,700	18,661,797	202,700	23,393,607	—	—	364,400	42,055,404
Dover Corp. (a)	—	—	—	—	55,500	3,776,220	55,500	3,776,220
Graco, Inc.	—	—	—	—	43,100	2,156,293	43,100	2,156,293
NACCO Industries, Inc., Class A	—	—	—	—	26,200	2,757,026	26,200	2,757,026
Pentair, Inc.	44,100	1,771,056	41,500	1,666,640	148,200	5,951,712	233,800	9,389,408
Tennant Co.	—	—	—	—	61,502	2,522,812	61,502	2,522,812
		20,432,853		25,060,247		19,400,753		64,893,853
Media — 0.3%
McGraw-Hill Cos., Inc. (The)	42,200	1,707,834	40,200	1,626,894	—	—	82,400	3,334,728
Meredith Corp. (a)	—	—	—	—	43,300	1,447,086	43,300	1,447,086
		1,707,834		1,626,894		1,447,086		4,781,814
Metals & Mining — 1.6%
BHP Billiton Ltd. - ADR (a)	89,500	9,060,980	87,300	8,838,252	—	—	176,800	17,899,232
Nucor Corp. (a)	73,000	3,428,080	70,400	3,305,984	—	—	143,400	6,734,064
		12,489,060		12,144,236		—		24,633,296
Multiline Retail — 1.1%
Family Dollar Stores, Inc.	24,900	1,349,829	27,500	1,490,775	52,400	2,840,604	104,800	5,681,208
Target Corp.	124,300	6,103,130	117,950	5,791,345	—	—	242,250	11,894,475
		7,452,959		7,282,120		2,840,604		17,575,683
Multi-Utilities—2.0%
Black Hills Corp.	—	—	—	—	57,800	2,008,550	57,800	2,008,550
Integrys Energy Group, Inc.	—	—	—	—	78,200	4,094,552	78,200	4,094,552
MDU Resources Group, Inc.	—	—	—	—	189,100	4,517,599	189,100	4,517,599
NSTAR	75,300	3,486,390	72,800	3,370,640	138,600	6,417,180	286,700	13,274,210
Vectren Corp.	68,200	1,949,156	65,900	1,883,422	109,450	3,128,081	243,550	6,960,659
		5,435,546		5,254,062		20,165,962		30,855,570

See Notes to Pro Forma Condensed Combined Financial Statements.

B-5

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Common Stocks	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Oil, Gas & Consumable Fuels — 9.2%
Chevron Corp. (a)	230,000	$25,171,200	238,150	$26,063,136	—	$—	468,150	$51,234,336
Exxon Mobil Corp. (a)	267,400	23,531,200	265,800	23,390,400	—	—	533,200	46,921,600
Marathon Oil Corp.	125,700	6,792,828	132,200	7,144,088	—	—	257,900	13,936,916
Murphy Oil Corp. (a)	197,900	15,333,292	194,900	15,100,852	—	—	392,800	30,434,144
		70,828,520		71,698,476		—		142,526,996
Personal Products — 0.5%
Avon Products, Inc. (a)	134,100	3,939,858	124,100	3,646,058	—	—	258,200	7,585,916

Pharmaceuticals — 7.0%
Abbott Laboratories	357,000	18,578,280	332,700	17,313,708	—	—	689,700	35,891,988
Eli Lilly & Co. (a)	173,600	6,424,936	147,000	5,440,470	—	—	320,600	11,865,406
Johnson & Johnson (a)	314,400	20,662,368	286,300	18,815,636	—	—	600,700	39,478,004
Merck & Co., Inc. (a)	167,000	6,003,650	155,900	5,604,605	—	—	322,900	11,608,255
Pfizer, Inc.	232,200	4,866,912	229,500	4,810,320	—	—	461,700	9,677,232
		56,536,146		51,984,739		—		108,520,885
Real Estate Investment Trusts (REITs) — 2.0%
Federal Realty Investment Trust	—	—	—	—	38,000	3,327,280	38,000	3,327,280
Getty Realty Corp. (a)	—	—	—	—	91,500	2,325,015	91,500	2,325,015
Home Properties, Inc.	—	—	—	—	88,100	5,585,540	88,100	5,585,540
Liberty Property Trust	—	—	—	—	63,400	2,229,778	63,400	2,229,778
National Retail Properties, Inc.	—	—	—	—	89,700	2,362,698	89,700	2,362,698
Realty Income Corp.	—	—	—	—	70,318	2,499,805	70,318	2,499,805
Sovran Self Storage, Inc. (a)	—	—	—	—	37,880	1,620,506	37,880	1,620,506
Tanger Factory Outlet Centers (a)	—	—	—	—	66,900	1,848,447	66,900	1,848,447
UDR, Inc.	—	—	—	—	117,000	3,029,130	117,000	3,029,130
Universal Health Realty Income Trust	—	—	—	—	42,625	1,837,564	42,625	1,837,564
Washington REIT	—	—	—	—	63,700	2,063,880	63,700	2,063,880
Weingarten Realty Investors	—	—	—	—	95,300	2,516,873	95,300	2,516,873
		—		—		31,246,516		31,246,516
Semiconductors & Semiconductor Equipment — 0.7%
Linear Technology Corp. (a)	90,400	3,145,920	85,400	2,971,920	150,700	5,244,360	326,500	11,362,200

Specialty Retail — 1.5%
Lowe's Cos., Inc.	269,200	7,066,500	262,900	6,901,125	—	—	532,100	13,967,625
TJX Cos., Inc.	91,500	4,906,230	87,900	4,713,198	—	—	179,400	9,619,428
		11,972,730		11,614,323		—		23,587,053
Textiles, Apparel & Luxury Goods — 0.8%
VF Corp.	65,900	6,626,904	64,300	6,466,008	—	—	130,200	13,092,912

Tobacco — 3.2%
Altria Group, Inc. (a)	581,200	15,599,408	582,000	15,620,880	—	—	1,163,200	31,220,288
Philip Morris International, Inc.	51,400	3,569,216	48,200	3,347,008	—	—	99,600	6,916,224
Universal Corp.	64,000	2,776,320	59,700	2,589,786	71,600	3,106,008	195,300	8,472,114
Vector Group Ltd.	—	—	—	—	192,445	3,533,290	192,445	3,533,290
		21,944,944		21,557,674		6,639,298		50,141,916

See Notes to Pro Forma Condensed Combined Financial Statements.

B-6

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Common Stocks	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Trading Companies & Distributors — 0.2%
Fastenal Co.	—	$—	—	$—	40,500	$2,717,145	40,500	$2,717,145

Water Utilities — 1.3%
American States Water Co.	—	—	—	—	31,925	1,114,502	31,925	1,114,502
Aqua America, Inc. (a)	149,600	3,373,480	147,600	3,328,380	240,300	5,418,765	537,500	12,120,625
California Water Service Group	45,800	1,727,574	41,700	1,572,924	33,059	1,246,985	120,559	4,547,483
Middlesex Water Co.	—	—	—	—	67,000	1,264,960	67,000	1,264,960
SJW Corp.	—	—	—	—	45,000	1,045,800	45,000	1,045,800
		5,101,054		4,901,304		10,091,012		20,093,370
Total Long-Term Investments
(Cost — $1,353,032,593) — 98.4%		613,036,005		592,179,158		323,763,181		1,528,978,344

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.10% (b)(c)	25,896,956	25,896,956	14,185,874	14,185,874	6,084,276	6,084,276	46,167,106	46,167,106
Total Short-Term Securities
(Cost — $46,167,106) — 3.0%		25,896,956		14,185,874		6,084,276		46,167,106
Total Investments Before Outstanding Options Written
(Cost — $1,399,199,699*) — 101.4%		638,932,961		606,365,032		329,847,457		1,575,145,450

Options Written	Contracts		Contracts		Contracts		Contracts
Exchange-Traded Call Options Written — (0.8)%
3M Co., Strike Price USD 91.30,
Expires 6/03/11	750	(445,437)	260	(154,418)	—	—	1,010	(599,855)
Abbott Laboratories, Strike Price USD 48.25,
Expires 5/10/11	1,965	(744,735)	665	(252,035)	—	—	2,630	(996,770)
Air Products & Chemicals, Inc., Strike Price USD 92,
Expires 6/06/11	150	(64,826)	50	(21,608)	—	—	200	(86,434)
Aqua America, Inc., Strike Price USD 22.50,
Expires 6/20/11	275	(11,000)	100	(4,000)	165	(6,600)	540	(21,600)
AT&T Inc., Strike Price USD 30.80,
Expires 5/23/11	580	(32,835)	680	(38,496)	—	—	1,260	(71,331)
Automatic Data Processing, Inc., Strike Price
USD 52.50, Expires 6/20/11	300	(71,250)	106	(25,175)	—	—	406	(96,425)
Avery Dennison Corp., Strike Price USD 42.50,
Expires 6/10/11	—	—	—	—	154	(14,537)	154	(14,537)

See Notes to Pro Forma Condensed Combined Financial Statements.

B-7

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Options Written	Contracts	Value	Contracts	Value	Contracts	Value	Contracts	Value
Avon Products, Inc., Strike Price USD 29,
Expires 5/23/11	750	$(71,250)	250	$(23,750)	—	$—	1,000	$(95,000)
Badger Meter, Inc., Strike Price USD 40, Expires
5/23/11	—	—	—	—	120	(3,600)	120	(3,600)
Becton Dickinson & Co., Strike Price USD 80,
Expires 5/23/11	227	(139,605)	79	(48,585)	—	—	306	(188,190)
Bemis Co., Inc., Strike Price USD 34, Expires
5/31/11	—	—	—	—	50	(1,905)	50	(1,905)
Bemis Co., Inc., Strike Price USD 32.50, Expires
6/14/11	—	—	—	—	140	(7,226)	140	(7,226)
BHP Billiton Ltd. - ADR, Strike Price USD 100,
Expires 5/23/11	250	(80,625)	87	(28,058)	—	—	337	(108,683)
BHP Billiton Ltd. - ADR, Strike Price USD 100,
Expires 6/20/11	250	(116,875)	87	(40,672)	—	—	337	(157,547)
Casey's General Stores, Inc., Strike Price USD 40.50,
Expires 6/16/11	—	—	—	—	77	(4,459)	77	(4,459)
Caterpillar, Inc., Strike Price USD 106.50,
Expires 5/23/11	315	(289,310)	115	(105,621)	—	—	430	(394,931)
Caterpillar, Inc., Strike Price USD 110,
Expires 5/23/11	305	(191,388)	115	(72,162)	—	—	420	(263,550)
CenturyLink, Inc., Strike Price USD 40,
Expires 5/23/11	1,870	(229,075)	650	(79,625)	160	(19,600)	2,680	(328,300)
Chevron Corp., Strike Price USD 110, Expires
5/23/11	1,265	(183,425)	475	(68,875)	—	—	1,740	(252,300)
Cincinnati Financial Corp., Strike Price USD 33.50,
Expires 5/26/11	—	—	—	—	370	(9,008)	370	(9,008)
Clorox Co., Strike Price USD 70, Expires
5/23/11	525	(49,875)	175	(16,625)	—	—	700	(66,500)
Community Bank System, Inc., Strike Price USD 25,
Expires 5/23/11	—	—	—	—	135	(5,062)	135	(5,062)
Diebold, Inc., Strike Price USD 35, Expires
5/23/11	—	—	—	—	170	(4,675)	170	(4,675)
Dover Corp., Strike Price USD 70, Expires
6/20/11	—	—	—	—	110	(12,375)	110	(12,375)

See Notes to Pro Forma Condensed Combined Financial Statements.

B-8

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Options Written	Contracts	Value	Contracts	Value	Contracts	Value	Contracts	Value
E.I. du Pont de Nemours & Co., Strike Price USD 55
Expires 5/23/11	490	$(101,920)	180	$(37,440)	—	$—	670	$(139,360)
Eli Lilly & Co., Strike Price USD 36, Expires
5/23/11	480	(50,400)	180	(18,900)	—	—	660	(69,300)
Eli Lilly & Co., Strike Price USD 35.50, Expires
5/26/11	475	(73,399)	115	(17,770)	—	—	590	(91,169)
Emerson Electric Co., Strike Price USD 57.50,
Expires 5/23/11	—	—	420	(144,900)	—	—	420	(144,900)
Exxon Mobil Corp., Strike Price USD 82.50,
Expires 5/23/11	365	(203,757)	265	(147,933)	—	—	630	(351,690)
Exxon Mobil Corp., Strike Price USD 85, Expires
6/20/11	750	(281,250)	—	—	—	—	750	(281,250)
Fastenal Co., Strike Price USD 64, Expires
5/26/11	—	—	—	—	80	(26,720)	80	(26,720)
Fortune Brands, Inc., Strike Price USD 64,
Expires 5/26/11	—	—	—	—	58	(10,724)	58	(10,724)
General Dynamics Corp., Strike Price USD 75,
Expires 5/23/11	950	(42,750)	340	(15,300)	—	—	1,290	(58,050)
General Mills, Inc., Strike Price USD 36, Expires
5/23/11	310	(81,220)	75	(19,650)	—	—	385	(100,870)
General Mills, Inc., Strike Price USD 37, Expires
5/23/11	305	(52,002)	70	(11,935)	—	—	375	(63,937)
Genuine Parts Co., Strike Price USD 55, Expires
5/23/11	—	—	—	—	67	(2,177)	67	(2,177)
Getty Realty Corp., Strike Price USD 25,
Expires 5/23/11	—	—	—	—	185	(18,500)	185	(18,500)
H&R Block, Inc., Strike Price USD 16.75, Expires 5/23/11	—	—	—	—	630	(51,633)	630	(51,633)
Halliburton Co., Strike Price USD 46, Expires
5/23/11	250	(118,750)	60	(28,500)	—	—	310	(147,250)
Halliburton Co., Strike Price USD 48, Expires
5/23/11	100	(30,500)	110	(33,550)	—	—	210	(64,050)
Helmerich & Payne, Inc., Strike Price USD 65,
Expires 5/23/11	—	—	—	—	130	(35,425)	130	(35,425)
Integrys Energy Group, Inc., Strike Price USD 50.65,
Expires 5/23/11	—	—	—	—	155	(28,571)	155	(28,571)

See Notes to Pro Forma Condensed Combined Financial Statements.

B-9

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Options Written	Contracts	Value	Contracts	Value	Contracts	Value	Contracts	Value
International Business Machines Corp., Strike
Price USD 160, Expires 5/23/11	510	$(541,875)	—	$—	—	$—	510	$(541,875)
International Business Machines Corp., Strike
Price USD 165, Expires 5/23/11	510	(302,175)	345	(204,412)	—	—	855	(506,587)
J.M. Smucker Co. (The), Strike Price USD 75,
Expires 6/20/11	—	—	—	—	75	(13,875)	75	(13,875)
Johnson & Johnson, Strike Price USD 60,
Expires 5/23/11	1,730	(994,750)	570	(327,750)	—	—	2,300	(1,322,500)
JPMorgan Chase & Co., Strike Price USD 45,
Expires 5/23/11	1,420	(171,820)	495	(59,895)	—	—	1,915	(231,715)
Lancaster Colony Corp., Strike Price USD 60,
Expires 5/23/11	—	—	—	—	95	(16,388)	95	(16,388)
Liberty Property Trust, Strike Price USD 32.75,
Expires 5/03/11	—	—	—	—	127	(30,734)	127	(30,734)
Linear Technology Corp., Strike Price USD 33,
Expires 5/23/11	500	(102,500)	170	(34,850)	300	(61,500)	970	(198,850)
Lowe's Cos., Inc., Strike Price USD 26.50,
Expires 5/23/11	1,480	(75,943)	525	(26,939)	—	—	2,005	(102,882)
Martin Marietta Materials, Inc., Strike Price USD 90,
Expires 5/23/11	—	—	—	—	86	(27,090)	86	(27,090)
Masco Corp., Strike Price USD 14, Expires
6/20/11	—	—	—	—	240	(9,600)	240	(9,600)
Masco Corp., Strike Price USD 14, Expires
7/18/11	—	—	—	—	240	(12,600)	240	(12,600)
McCormick & Co., Inc., Strike Price USD 50,
Expires 5/23/11	—	—	—	—	150	(5,250)	150	(5,250)
McDonald's Corp., Strike Price USD 77.50,
Expires 6/20/11	1,295	(228,568)	455	(80,308)	—	—	1,750	(308,876)
McGraw-Hill Cos., Inc. (The), Strike Price USD 39.50,
Expires 5/18/11	230	(27,349)	80	(9,513)	—	—	310	(36,862)
Medtronic, Inc., Strike Price USD 39, Expires
5/23/11	580	(165,010)	140	(39,830)	—	—	720	(204,840)
Medtronic, Inc., Strike Price USD 41, Expires
5/23/11	600	(69,000)	150	(17,250)	—	—	750	(86,250)

See Notes to Pro Forma Condensed Combined Financial Statements.

B-10

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Options Written	Contracts	Value	Contracts	Value	Contracts	Value	Contracts	Value
Medtronic, Inc., Strike Price USD 40, Expires
5/23/11	—	$—	125	$(24,250)	—	$—	125	$(24,250)
Merck & Co., Inc., Strike Price USD 34, Expires
5/23/11	460	(94,300)	155	(31,775)	—	—	615	(126,075)
Merck & Co., Inc., Strike Price USD 34, Expires
5/31/11	460	(91,180)	155	(30,724)	—	—	615	(121,904)
Meredith Corp., Strike Price USD 35, Expires
5/23/11	—	—	—	—	85	(5,100)	85	(5,100)
Meridian Bioscience, Inc., Strike Price USD 22.50,
Expires 5/23/11	—	—	—	—	113	(27,968)	113	(27,968)
Meridian Bioscience, Inc., Strike Price USD 25,
Expires 6/20/11	—	—	—	—	17	(1,657)	17	(1,657)
Murphy Oil Corp., Strike Price USD 75, Expires
5/23/11	270	(97,200)	95	(34,200)	—	—	365	(131,400)
Murphy Oil Corp., Strike Price USD 75, Expires
6/20/11	270	(118,800)	95	(41,800)	—	—	365	(160,600)
National Fuel Gas Co., Strike Price USD 75,
Expires 6/20/11	250	(48,750)	95	(18,525)	130	(25,350)	475	(92,625)
New Jersey Resources Corp., Strike Price USD 42.75,
Expires 6/10/11	—	—	—	—	100	(18,762)	100	(18,762)
NextEra Energy, Inc., Strike Price USD 55,
Expires 5/23/11	980	(171,500)	335	(58,625)	—	—	1,315	(230,125)
Northeast Utilities, Strike Price USD 34.50,
Expires 5/23/11	700	(82,025)	120	(14,061)	—	—	820	(96,086)
Nucor Corp., Strike Price USD 46, Expires
5/23/11	400	(63,400)	140	(22,190)	—	—	540	(85,590)
Paychex, Inc., Strike Price USD 32.35, Expires
5/23/11	280	(18,381)	100	(6,565)	—	—	380	(24,946)
PepsiCo, Inc., Strike Price USD 65, Expires
5/23/11	1,190	(470,050)	390	(154,050)	—	—	1,580	(624,100)
Pfizer, Inc., Strike Price USD 20, Expires
5/23/11	535	(56,710)	—	—	—	—	535	(56,710)
Polaris Industries, Inc., Strike Price USD 107.50,
Expires 6/20/11	—	—	—	—	125	(40,908)	125	(40,908)

See Notes to Pro Forma Condensed Combined Financial Statements.

B-11

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Options Written	Contracts	Value	Contracts	Value	Contracts	Value	Contracts	Value
PPL Corp., Strike Price USD 27, Expires
6/20/11	120	$(10,200)	40	$(3,400)	—	$—	160	$(13,600)
Procter & Gamble Co. (The), Strike Price USD 63.75,
Expires 5/31/11	1,580	(243,192)	525	(80,806)	—	—	2,105	(323,998)
Questar Corp., Strike Price USD 17, Expires
5/23/11	1,080	(70,200)	370	(24,050)	—	—	1,450	(94,250)
Raytheon Co., Strike Price USD 49, Expires
5/23/11	730	(43,800)	250	(15,000)	—	—	980	(58,800)
Realty Income Corp., Strike Price USD 35,
Expires 5/10/11	—	—	—	—	140	(8,919)	140	(8,919)
Roper Industries, Inc., Strike Price USD 86,
Expires 5/23/11	—	—	—	—	140	(25,896)	140	(25,896)
Sonoco Products Co., Strike Price USD 35,
Expires 7/18/11	—	—	—	—	200	(18,500)	200	(18,500)
South Jersey Industries, Inc., Strike Price USD 55,
Expires 6/20/11	—	—	—	—	160	(47,600)	160	(47,600)
Sovran Self Storage, Inc., Strike Price USD 40,
Expires 5/23/11	—	—	—	—	75	(22,125)	75	(22,125)
Stanley Black & Decker, Inc., Strike Price USD 75,
Expires 5/23/11	—	—	—	—	215	(12,362)	215	(12,362)
SUPERVALU, Inc., Strike Price USD 11, Expires
6/20/11	—	—	—	—	325	(25,188)	325	(25,188)
SUPERVALU, Inc., Strike Price USD 11, Expires
7/18/11	—	—	—	—	325	(30,875)	325	(30,875)
Sysco Corp., Strike Price USD 28, Expires
5/23/11	560	(65,800)	185	(21,738)	—	—	745	(87,538)
T. Rowe Price Group, Inc., Strike Price USD 65,
Expires 6/20/11	340	(55,250)	120	(19,500)	—	—	460	(74,750)
Tanger Factory Outlet Centers, Strike Price USD 25,
Expires 6/20/11	—	—	—	—	133	(36,908)	133	(36,908)
Teleflex, Inc., Strike Price USD 60, Expires
5/23/11	—	—	—	—	105	(36,750)	105	(36,750)
Toronto-Dominion Bank (The), Strike Price USD 90,
Expires 5/23/11	190	(5,700)	70	(2,100)	—	—	260	(7,800)

See Notes to Pro Forma Condensed Combined Financial Statements.

B-12

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Options Written	Contracts	Value	Contracts	Value	Contracts	Value	Contracts	Value
Travelers Cos., Inc. (The), Strike Price USD 60,
Expires 5/23/11	450	$(153,000)	155	$(52,700)	—	$—	605	$(205,700)
U.S. Bancorp, Strike Price USD 25.25, Expires
6/01/11	273	(24,759)	102	(9,251)	—	—	375	(34,010)
U.S. Bancorp, Strike Price USD 25, Expires
6/20/11	272	(33,864)	103	(12,824)	—	—	375	(46,688)
UGI Corp., Strike Price USD 32.25, Expires
6/14/11	560	(74,662)	200	(26,665)	210	(27,998)	970	(129,325)
United Bankshares, Inc., Strike Price USD 27.50,
Expires 5/05/11	—	—	—	—	176	(143)	176	(143)
United Technologies Corp., Strike Price USD 85,
Expires 5/23/11	95	(45,125)	285	(135,375)	—	—	380	(180,500)
Vulcan Materials Co., Strike Price USD 47,
Expires 5/23/11	—	—	—	—	162	(8,910)	162	(8,910)
Wal-Mart Stores, Inc., Strike Price USD 52.50,
Expires 5/23/11	785	(197,820)	235	(59,220)	—	—	1,020	(257,040)
Total Exchange-Traded Call Options Written		(8,772,117)		(3,155,724)		(861,753)		(12,789,594)

Over-the-Counter Call Options Written — (0.5)%
ABM Industries, Inc., Strike Price USD 26.20,
Expires 6/06/11, Broker Citigroup Global
Markets, Inc.	—	—	—	—	26,500	(3,721)	26,500	(3,721)
Altria Group, Inc., Strike Price USD 26.78,
Expires 6/08/11, Broker Morgan Stanley &
Co., Inc.	319,500	(116,343)	116,500	(42,422)	—	—	436,000	(158,765)
American States Water Co., Strike Price USD 34.71,
Expires 6/24/11, Broker Morgan
Stanley & Co., Inc.	—	—	—	—	6,400	(8,011)	6,400	(8,011)
AO Smith Corp., Strike Price USD 44.53, Expires
6/30/11, Broker Goldman Sachs & Co.	—	—	—	—	10,500	(10,605)	10,500	(10,605)
Aqua America, Inc., Strike Price USD 22.25,
Expires 5/03/11, Broker UBS Securities LLC	26,600	(8,724)	9,600	(3,149)	15,800	(5,182)	52,000	(17,055)

See Notes to Pro Forma Condensed Combined Financial Statements.

B-13

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Options Written	Contracts	Value	Contracts	Value	Contracts	Value	Contracts	Value
Aqua America, Inc., Strike Price USD 23.18,
Expires 5/09/11, Broker Morgan Stanley &
Co., Inc.	28,000	$(1,270)	10,000	$(454)	15,800	$(717)	53,800	$(2,441)
Arthur J. Gallagher & Co., Strike Price USD 30.90,
Expires 5/31/11, Broker UBS
Securities LLC	—	—	—	—	21,500	(1,128)	21,500	(1,128)
AT&T Inc., Strike Price USD 28.50, Expires
5/09/11, Broker Citigroup Global Markets,
Inc.	296,000	(775,520)	53,000	(138,860)	—	—	349,000	(914,380)
Atmos Energy Corp., Strike Price USD 35.50,
Expires 5/02/11, Broker Citigroup Global
Markets, Inc.	32,200	(747)	11,200	(260)	9,500	(220)	52,900	(1,227)
Atmos Energy Corp., Strike Price USD 33.39,
Expires 5/31/11, Broker Deutsche Bank
Securities Corp.	32,800	(57,860)	11,300	(19,934)	9,400	(16,582)	53,500	(94,376)
BancFirst Corp., Strike Price USD 43.07, Expires
5/31/11, Broker UBS Securities LLC	—	—	—	—	5,700	(980)	5,700	(980)
Bank of Hawaii Corp., Strike Price USD 48.23,
Expires 5/17/11, Broker Morgan Stanley &
Co., Inc.	32,500	(32,762)	11,000	(11,089)	20,000	(20,161)	63,500	(64,012)
Bank of the Ozarks, Inc., Strike Price USD 43.74,
Expires 5/13/11, Broker Credit
Suisse First Boston	—	—	—	—	9,000	(9,778)	9,000	(9,778)
Black Hills Corp., Strike Price USD 33.48,
Expires 5/27/11, Broker Morgan Stanley &
Co., Inc.	—	—	—	—	11,500	(15,883)	11,500	(15,883)
Brady Corp., Class A, Strike Price USD 35.02,
Expires 5/20/11, Broker Morgan Stanley &
Co., Inc.	—	—	—	—	21,900	(59,815)	21,900	(59,815)
Brown-Forman Corp., Class B, Strike Price USD 68.69,
Expires 5/18/11, Broker Citigroup
Global Markets, Inc.	17,000	(55,704)	6,000	(19,660)	—	—	23,000	(75,364)

See Notes to Pro Forma Condensed Combined Financial Statements.

B-14

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Options Written	Contracts	Value	Contracts	Value	Contracts	Value	Contracts	Value
Brown-Forman Corp., Class B, Strike Price USD 68.69,
Expires 6/10/11, Broker Citigroup
Global Markets, Inc.	17,000	$(60,491)	6,000	$(21,350)	—	$—	23,000	$(81,841)
Brown-Forman Corp., Class B, Strike Price USD 72.16,
Expires 6/22/11, Broker Morgan
Stanley & Co., Inc.	33,500	(67,046)	11,000	(22,015)	—	—	44,500	(89,061)
California Water Service Group, Strike Price USD 35.56,
Expires 5/03/11, Broker Morgan
Stanley & Co., Inc.	12,700	(27,432)	4,300	(9,288)	3,100	(6,696)	20,100	(43,416)
California Water Service Group, Strike Price USD 35.41,
Expires 5/04/11, Broker Morgan
Stanley & Co., Inc.	12,500	(28,839)	4,000	(9,228)	3,500	(8,075)	20,000	(46,142)
Chemical Financial Corp., Strike Price USD 20.40,
Expires 5/31/11, Broker UBS
Securities LLC	—	—	—	—	11,200	(4,320)	11,200	(4,320)
Chubb Corp., Strike Price USD 64.51, Expires
6/13/11, Broker Morgan Stanley & Co., Inc.	62,000	(89,225)	21,500	(30,941)	—	—	83,500	(120,166)
Coca-Cola Co. (The), Strike Price USD 65.79,
Expires 5/10/11, Broker Citigroup Global
Markets, Inc.	137,000	(232,838)	48,000	(81,578)	—	—	185,000	(314,416)
Colgate-Palmolive Co., Strike Price USD 78.37,
Expires 5/11/11, Broker Morgan Stanley &
Co., Inc.	37,500	(224,250)	12,000	(71,760)	—	—	49,500	(296,010)
Community Trust Bancorp, Inc., Strike Price USD 28.15,
Expires 5/13/11, Broker Citigroup
Global Markets, Inc.	—	—	—	—	8,000	(4,267)	8,000	(4,267)
Cullen/Frost Bankers, Inc., Strike Price USD 58.50,
Expires 5/05/11, Broker UBS
Securities LLC	26,500	(24,285)	9,000	(8,248)	19,000	(17,412)	54,500	(49,945)

See Notes to Pro Forma Condensed Combined Financial Statements.

B-15

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Options Written	Contracts	Value	Contracts	Value	Contracts	Value	Contracts	Value
E.I. du Pont de Nemours & Co., Strike Price USD 55.95,
Expires 6/10/11, Broker Citigroup
Global Markets, Inc.	47,800	$(84,242)	17,700	$(31,194)	—	$—	65,500	$(115,436)
Eaton Vance Corp., Strike Price USD 33.42,
Expires 6/10/11, Broker Goldman Sachs &
Co.	—	—	—	—	33,000	(38,655)	33,000	(38,655)
Emerson Electric Co., Strike Price USD 58.20,
Expires 5/03/11, Broker Goldman Sachs &
Co.	119,000	(304,640)	—	—	—	—	119,000	(304,640)
Energen Corp., Strike Price USD 62.92, Expires
5/17/11, Broker Citigroup Global Markets,
Inc.	—	—	—	—	12,500	(30,854)	12,500	(30,854)
Erie Indemnity Co., Class A, Strike Price USD 72.92,
Expires 6/06/11, Broker Citigroup
Global Markets, Inc.	—	—	—	—	13,000	(12,701)	13,000	(12,701)
Exxon Mobil Corp., Strike Price USD 83.08,
Expires 5/09/11, Broker UBS Securities LLC	35,800	(176,136)	26,500	(130,380)	—	—	62,300	(306,516)
Family Dollar Stores, Inc., Strike Price USD 51.62,
Expires 5/13/11, Broker Morgan
Stanley & Co., Inc.	14,000	(37,283)	5,500	(14,647)	10,500	(27,962)	30,000	(79,892)
Federal Realty Investment Trust, Strike Price USD 84,
Expires 5/31/11, Broker Goldman Sachs
& Co.	—	—	—	—	8,000	(33,760)	8,000	(33,760)
Federated Investors, Inc., Class B, Strike Price
USD 26.62, Expires 6/06/11, Broker
Goldman Sachs & Co.	—	—	—	—	21,400	(7,750)	21,400	(7,750)
General Electric Co., Strike Price USD 20.36,
Expires 5/20/11, Broker Citigroup Global
Markets, Inc.	97,500	(39,938)	—	—	—	—	97,500	(39,938)
General Electric Co., Strike Price USD 20.37,
Expires 5/20/11, Broker Goldman Sachs &
Co.	—	—	35,500	(14,396)	—	—	35,500	(14,396)

See Notes to Pro Forma Condensed Combined Financial Statements.

B-16

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Options Written	Contracts	Value	Contracts	Value	Contracts	Value	Contracts	Value
General Mills, Inc., Strike Price USD 37.72,
Expires 5/09/11, Broker Morgan Stanley &
Co., Inc.	33,000	$(31,470)	11,500	$(10,967)	—	$—	44,500	$(42,437)
Graco, Inc., Strike Price USD 42.12, Expires
5/20/11, Broker UBS Securities LLC	—	—	—	—	8,700	(68,817)	8,700	(68,817)
Halliburton Co., Strike Price USD 46.10, Expires
5/05/11, Broker Citigroup Global Markets,
Inc.	25,000	(109,400)	6,000	(26,256)	—	—	31,000	(135,656)
Harleysville Group, Inc., Strike Price USD 35.54,
Expires 5/06/11, Broker Morgan Stanley &
Co., Inc.	—	—	—	—	9,500	—	9,500	—
Home Properties, Inc., Strike Price USD 57.97,
Expires 5/27/11, Broker Citigroup Global
Markets, Inc.	—	—	—	—	17,500	(94,955)	17,500	(94,955)
Hormel Foods Corp., Strike Price USD 28.28,
Expires 5/05/11, Broker Goldman Sachs &
Co.	—	—	—	—	56,000	(63,334)	56,000	(63,334)
Iberiabank Corp., Strike Price USD 61.11,
Expires 6/03/11, Broker Citigroup Global
Markets, Inc.	—	—	—	—	5,000	(4,625)	5,000	(4,625)
Kimberly-Clark Corp., Strike Price USD 66.16,
Expires 6/09/11, Broker Goldman Sachs &
Co.	61,500	(37,515)	21,000	(12,810)	—	—	82,500	(50,325)
Kraft Foods, Inc., Class A, Strike Price USD 31,
Expires 5/10/11, Broker Morgan Stanley &
Co., Inc.	53,000	(136,740)	18,000	(46,440)	—	—	71,000	(183,180)
Leggett & Platt, Inc., Strike Price USD 23.69,
Expires 5/09/11, Broker Morgan Stanley &
Co., Inc.	—	—	—	—	29,000	(75,400)	29,000	(75,400)
Marathon Oil Corp., Strike Price USD 51.55,
Expires 5/05/11, Broker Citigroup Global
Markets, Inc.	69,000	(175,684)	26,000	(66,200)	—	—	95,000	(241,884)

See Notes to Pro Forma Condensed Combined Financial Statements.

B-17

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Options Written	Contracts	Value	Contracts	Value	Contracts	Value	Contracts	Value
McGrath Rentcorp, Strike Price USD 27.58,
Expires 6/22/11, Broker Credit Suisse First
Boston	—	$—	—	$—	10,300	$(17,731)	10,300	$(17,731)
MDU Resources Group, Inc., Strike Price USD 21.92,
Expires 5/06/11, Broker Citigroup
Global Markets, Inc.	—	—	—	—	38,000	(74,974)	38,000	(74,974)
Mercury General Corp., Strike Price USD 39.60,
Expires 5/06/11, Broker Citigroup Global
Markets, Inc.	—	—	—	—	11,500	(6,645)	11,500	(6,645)
MGE Energy, Inc., Strike Price USD 40.64,
Expires 5/27/11, Broker UBS Securities LLC	—	—	—	—	8,000	(11,901)	8,000	(11,901)
Middlesex Water Co., Strike Price USD 17.87,
Expires 5/13/11, Broker UBS Securities LLC	—	—	—	—	13,500	(13,862)	13,500	(13,862)
Mine Safety Appliances Co., Strike Price USD 36.37,
Expires 5/13/11, Broker Barclays
Capital, Inc.	—	—	—	—	11,600	(38,463)	11,600	(38,463)
Murphy Oil Corp., Strike Price USD 72.69,
Expires 5/06/11, Broker Morgan Stanley &
Co., Inc.	55,500	(269,012)	20,000	(96,941)	—	—	75,500	(365,953)
Myers Industries, Inc., Strike Price USD 9.58,
Expires 5/27/11, Broker Morgan Stanley &
Co., Inc.	—	—	—	—	22,000	(24,246)	22,000	(24,246)
NACCO Industries, Inc., Class A, Strike Price USD 96.49,
Expires 5/17/11, Broker UBS Securities LLC	—	—	—	—	5,000	(49,559)	5,000	(49,559)
National Retail Properties, Inc., Strike Price USD 26.45,
Expires 6/24/11, Broker UBS Securities LLC	—	—	—	—	18,000	(7,924)	18,000	(7,924)
New Jersey Resources Corp., Strike Price USD 43.64,
Expires 5/06/11, Broker UBS Securities LLC	—	—	—	—	14,500	(6,684)	14,500	(6,684)
Northeast Utilities, Strike Price USD 34.12,
Expires 5/09/11, Broker Morgan Stanley &
Co., Inc.	72,000	(106,560)	12,400	(18,352)	—	—	84,400	(124,912)

See Notes to Pro Forma Condensed Combined Financial Statements.

B-18

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Options Written	Contracts	Value	Contracts	Value	Contracts	Value	Contracts	Value
Northeast Utilities, Strike Price USD 34.51,
Expires 5/09/11, Broker Goldman Sachs &
Co.	—	$—	24,500	$(26,800)	33,000	$(36,097)	57,500	$(62,897)
Northwest Natural Gas Co., Strike Price USD 46.58,
Expires 5/13/11, Broker Barclays
Capital, Inc.	—	—	—	—	16,100	(5,339)	16,100	(5,339)
NSTAR, Strike Price USD 47.61, Expires
6/06/11, Broker Morgan Stanley & Co., Inc.	20,000	(7,828)	7,400	(2,896)	13,700	(5,362)	41,100	(16,086)
NSTAR, Strike Price USD 44.27, Expires
6/13/11, Broker Citigroup Global Markets,
Inc.	21,400	(46,459)	7,100	(15,414)	14,000	(30,394)	42,500	(92,267)
Old Republic International Corp., Strike Price
USD 12.68, Expires 6/14/11, Broker
Goldman Sachs & Co.	—	—	—	—	46,500	(14,257)	46,500	(14,257)
Otter Tail Corp., Strike Price USD 21.60, Expires
5/17/11, Broker Citigroup Global Markets,
Inc.	—	—	—	—	11,500	(20,504)	11,500	(20,504)
Piedmont National Gas, Strike Price USD 29.75,
Expires 5/13/11, Broker Citigroup Global
Markets, Inc.	—	—	—	—	20,000	(40,100)	20,000	(40,100)
Pentair, Inc., Strike Price USD 36.27, Expires
5/04/11, Broker Societe General Securities
Corp.	12,500	(48,638)	4,500	(17,510)	15,000	(58,365)	32,000	(124,513)
Pentair, Inc., Strike Price USD 40.04, Expires
5/12/11, Broker Morgan Stanley & Co., Inc.	11,800	(6,116)	3,800	(1,970)	14,700	(7,619)	30,300	(15,705)
Pfizer, Inc., Strike Price USD 20.25, Expires
5/09/11, Broker Credit Suisse First Boston	64,000	(49,573)	23,000	(17,815)	—	—	87,000	(67,388)
Pfizer, Inc., Strike Price USD 20.53, Expires
5/25/11, Broker Goldman Sachs & Co.	10,000	(7,256)	11,000	(7,982)	—	—	21,000	(15,238)
Pfizer, Inc., Strike Price USD 20.50, Expires
5/31/11, Broker UBS Securities LLC	—	—	12,000	(9,481)	—	—	12,000	(9,481)

See Notes to Pro Forma Condensed Combined Financial Statements.

B-19

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Options Written	Contracts	Value	Contracts	Value	Contracts	Value	Contracts	Value
Philip Morris International, Inc., Strike Price USD 63.16,
Expires 5/05/11, Broker JPMorgan
Chase Securities	28,300	$(177,795)	9,600	$(60,312)	—	$—	37,900	$(238,107)
Pitney Bowes, Inc., Strike Price USD 25.65,
Expires 5/09/11, Broker Credit Suisse First
Boston	71,000	(3,022)	25,500	(1,085)	41,500	(1,766)	138,000	(5,873)
PPG Industries, Inc., Strike Price USD 89.28,
Expires 5/10/11, Broker UBS Securities LLC	32,500	(175,175)	12,000	(64,680)	—	—	44,500	(239,855)
PPL Corp., Strike Price USD 26.11, Expires
5/06/11, Broker UBS Securities LLC	34,000	(44,880)	11,300	(14,916)	—	—	45,300	(59,796)
Progress Energy, Inc., Strike Price USD 47,
Expires 5/13/11, Broker Deutsche Bank
Securities Corp.	96,000	(55,929)	32,500	(18,934)	—	—	128,500	(74,863)
Raven Industries, Inc., Strike Price USD 60.10,
Expires 6/10/11, Broker UBS Securities LLC	—	—	—	—	8,300	(5,553)	8,300	(5,553)
RPM International, Inc., Strike Price USD 22.68,
Expires 5/03/11, Broker Credit Suisse First
Boston	41,000	(33,777)	—	—	—	—	41,000	(33,777)
RPM International, Inc., Strike Price USD 23.29,
Expires 5/09/11, Broker Credit Suisse First
Boston	32,700	(15,261)	19,300	(9,008)	15,000	(7,001)	67,000	(31,270)
RPM International, Inc., Strike Price USD 23.63,
Expires 6/30/11, Broker Credit Suisse First
Boston	—	—	—	—	15,000	(8,856)	15,000	(8,856)
RPM International, Inc., Strike Price USD 23.94,
Expires 6/30/11, Broker Citigroup Global
Markets, Inc.	32,700	(21,909)	19,000	(12,730)	—	—	51,700	(34,639)
S&T Bancorp, Inc., Strike Price USD 21.48,
Expires 5/31/11, Broker Morgan Stanley &
Co., Inc.	—	—	—	—	6,300	(2,300)	6,300	(2,300)

See Notes to Pro Forma Condensed Combined Financial Statements.

B-20

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Options Written	Contracts	Value	Contracts	Value	Contracts	Value	Contracts	Value
Sherwin-Williams Co. (The), Strike Price USD 86.42,
Expires 5/12/11, Broker Goldman
Sachs & Co.	11,500	$(842)	4,000	$(293)	—	$—	15,500	$(1,135)
SJW Corp., Strike Price USD 23.10, Expires
5/17/11, Broker Goldman Sachs & Co.	—	—	—	—	9,000	(5,049)	9,000	(5,049)
Stepan Co., Strike Price USD 71.76, Expires
6/13/11, Broker Citigroup Global Markets,
Inc.	—	—	—	—	4,800	(10,751)	4,800	(10,751)
Tennant Co., Strike Price USD 40.65, Expires
5/03/11, Broker JPMorgan Chase Securities	—	—	—	—	12,300	(9,311)	12,300	(9,311)
TJX Cos., Inc., Strike Price USD 51.58, Expires
6/03/11, Broker Morgan Stanley & Co., Inc.	50,500	(135,845)	17,500	(47,075)	—	—	68,000	(182,920)
Travelers Cos., Inc. (The), Strike Price USD 63.76,
Expires 5/31/11, Broker Morgan
Stanley & Co., Inc.	44,000	(33,880)	16,000	(12,320)	—	—	60,000	(46,200)
Trustmark Corp., Strike Price USD 23.21, Expires
6/03/11, Broker Morgan Stanley & Co., Inc.	—	—	—	—	12,000	(7,886)	12,000	(7,886)
United Technologies Corp., Strike Price USD 85.68,
Expires 5/05/11, Broker Morgan
Stanley & Co., Inc.	70,000	(273,000)	—	—	—	—	70,000	(273,000)
Universal Corp., Strike Price USD 43.88, Expires
5/02/11, Broker Morgan Stanley & Co., Inc.	17,700	(2,933)	6,000	(994)	7,300	(1,209)	31,000	(5,136)
Universal Corp., Strike Price USD 41.76, Expires
5/05/11, Broker UBS Securities LLC	17,500	(28,692)	6,000	(9,837)	7,000	(11,477)	30,500	(50,006)
Universal Health Realty Income Trust, Strike
Price USD 39.35, Expires 5/13/11, Broker
Morgan Stanley & Co., Inc.	—	—	—	—	8,500	(31,960)	8,500	(31,960)

See Notes to Pro Forma Condensed Combined Financial Statements.

B-21

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	BDJ		BDV		BDT		Pro Forma Combined Fund (BDV and BDT into BDJ)
Options Written	Contracts	Value	Contracts	Value	Contracts	Value	Contracts	Value
Valley National Bancorp, Strike Price USD 13.57,
Expires 6/30/11, Broker Morgan
Stanley & Co., Inc.	—	$—	—	$—	25,500	$(7,012)	25,500	$(7,012)
Vector Group Ltd., Strike Price USD 17.32,
Expires 5/09/11, Broker Citigroup Global
Markets, Inc.	—	—	—	—	38,500	(39,963)	38,500	(39,963)
Vectren Corp., Strike Price USD 27.33, Expires
5/06/11, Broker Morgan Stanley & Co., Inc.	18,400	(23,074)	5,900	(7,399)	8,700	(10,910)	33,000	(41,383)
Vectren Corp., Strike Price USD 27.35, Expires
5/31/11, Broker UBS Securities LLC	19,000	(23,370)	7,000	(8,610)	13,000	(15,990)	39,000	(47,970)
VF Corp., Strike Price USD 97.67, Expires
5/05/11, Broker UBS Securities LLC	36,500	(113,419)	13,000	(40,396)	—	—	49,500	(153,815)
Washington REIT, Strike Price USD 30.74,
Expires 6/14/11, Broker Morgan Stanley &
Co. Inc.	—	—	—	—	12,500	(22,137)	12,500	(22,137)
Weingarten Realty Investors, Strike Price USD 24.31,
Expires 6/03/11, Broker Citigroup
Global Markets, Inc.	—	—	—	—	19,000	(39,881)	19,000	(39,881)
WesBanco, Inc., Strike Price USD 20.16, Expires
5/26/11, Broker UBS Securities LLC	—	—	—	—	12,000	(7,363)	12,000	(7,363)
WGL Holdings, Inc., Strike Price USD 37.77,
Expires 6/03/11, Broker Morgan Stanley &
Co. Inc.	—	—	—	—	16,000	(32,771)	16,000	(32,771)
Total Over-the-Counter Call Options Written		(4,640,629)		(1,367,276)		(1,401,538)		(7,409,443)
Total Options Written
(Premiums Received — $10,878,427) — (1.3)%		(13,412,746)		(4,523,000)		(2,263,291)		(20,199,037)
Total Investments Net of Outstanding Options Written — 100.1%		625,520,215		601,842,032		327,584,166		1,554,946,413
Liabilities in Excess of Other Assets — (0.1)%		(1,363,593)		(493,124)		1,665,496		(1,294,367	)(d)
Net Assets — 100.0%		$624,156,622		$601,348,908		$329,249,662		$1,553,652,046

(footnotes on following page)

See Notes to Pro Forma Condensed Combined Financial Statements.

B-22

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)
(Percentages shown are based on Combined Net Assets)

*	The cost and unrealized appreciation (depreciation) of investments as of April 30, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$601,562,451	$538,472,438	$301,504,230	$1,441,539,119
Gross unrealized appreciation	$38,581,806	$68,957,766	$39,166,852	$146,706,424
Gross unrealized depreciation	(1,211,296)	(1,065,172)	(10,823,625)	(13,100,093)
Net unrealized appreciation	$37,370,510	$67,892,594	$28,343,227	$133,606,331

(a)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.
(b)	Represents the current yield as of report date.
(c)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Trust	Shares Held at April 30, 2010	Net Activity	Shares Held at April 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	BDJ	13,025,768	12,871,188	25,896,956	$36,978
	BDV	4,740,064	9,445,810	14,185,874	$17,295
	BDT	5,868,505	215,771	6,084,276	$13,494
	Pro Forma Combined Fund (BDV and BDT into BDJ)	23,634,337	22,532,769	46,167,106	$67,767
BlackRock Liquidity Series, LLC, Money Market Series	BDJ	—	—	—	$17

(d)	Reflects the charge for estimated reorganization expenses of $1,103,146 of which $657,557 was attributable to BDJ and $445,589 was attributable to BDT, respectively.
•	For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Portfolio Abbreviations
To simplify the listings of the portfolio holdings in the Trusts' Schedules of Investments, the names and descriptions of many securities have been abbreviated according to the following list:	ADR USD	American Depositary Receipt US Dollar

See Notes to Pro Forma Condensed Combined Financial Statements.

B-23

Pro Forma Condensed Combined Statement of Assets and Liabilities for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)

	BDJ	BDV	BDT	ProForma Adjustments		ProForma Combined Fund (BDV and BDT into BDJ) (1)
Assets:
Investments at value — unaffiliated (1)	$613,036,005	$592,179,158	$323,763,181	$—		$1,528,978,344
Investments at value — affiliated (2)	25,896,956	14,185,874	6,084,276	—		46,167,106
Cash	654	621	7,362	—		8,637
Investments sold receivable	11,265,672	4,236,605	3,427,256	—		18,929,533
Cash pledged as collateral for options written	2,740,904	433,158	877,677	—		4,051,739
Dividends and interest receivable	1,275,145	1,222,086	442,791	—		2,940,022
Other assets	250,791	224,511	66,826	—		542,128
Total assets	654,466,127	612,482,013	334,669,369	—		1,601,617,509
Liabilities:
Investments purchased payable	15,760,965	5,758,240	2,660,998	—		24,180,203
Options written at value (3)	13,412,746	4,523,000	2,263,291	—		20,199,037
Investment advisory fees payable	502,287	313,477	199,164	—		1,014,928
Licensing fee payable	199,185	189,052	104,085	—		492,322
Reorganization expenses	—	—	—	1,103,146	(5)	1,103,146
Officer's and Trustees' fees payable	165,564	175,394	45,117	—		386,075
Other accrued expenses payable	268,758	173,942	147,052	—		589,752
Total liabilities	30,309,505	11,133,105	5,419,707	1,103,146		47,965,463
Net Assets	$624,156,622	$601,348,908	$329,249,662	$(1,103,146)		$1,553,652,046
Net Assets Consist of:
Paid-in capital	$851,060,468	$674,491,951	$340,653,058	$(1,103,146)	(5)	$1,865,102,331
Distributions in excess of net investment income	(29,402,527)	(11,461,712)	(4,857,160)	—		(45,721,399)
Accumulated net realized loss	(257,399,074)	(137,984,324)	(36,990,091)	—		(432,373,489)
Net unrealized appreciation/depreciation	59,897,755	76,302,993	30,443,855	—		166,644,603
Net Assets	$624,156,622	$601,348,908	$329,249,662	$(1,103,146)		$1,553,652,046
Net asset value (4)	$8.71	$11.01	$12.24			$8.70

(1) Investments at cost — unaffiliated	$546,634,816	$513,759,770	$292,638,007	—		$1,353,032,593
(2) Investments at cost — affiliated	$25,896,956	$14,185,874	$6,084,276	—		$46,167,106
(3) Premiums received	$6,889,850	$2,406,605	$1,581,972	—		$10,878,427
(4) Shares outstanding, unlimited number of shares authorized, $0.001 par value	71,655,012	54,638,903	26,908,028	25,349,966	(6)	178,551,909
(5)	Reflects the charge for estimated reorganization expenses of $1,103,146 of which $657,557 was attributable to BDJ and $445,589 was attributable to BDT, respectively.
(6)	Reflects the capitalization adjustments giving the effect of the transfer of shares of BDJ which BDV and BDT shareholders will receive as if the Reorganization had taken place on April 30, 2011. The foregoing should not be relied upon to reflect the number of shares of BDJ that actually will be received on or after such date.

See Notes to Pro Forma Condensed Combined Financial Statements.

B-24

Pro Forma Condensed Combined Statement of Operations for
BlackRock Enhanced Equity Dividend Trust ("BDJ"),
BlackRock Equity Dividend Trust ("BDV") and
BlackRock Strategic Equity Dividend Trust ("BDT")
As of April 30, 2011 (Unaudited)

	BDJ	BDV	BDT	Pro Forma Adjustments		Pro Forma Combined Fund (BDV and BDT into BDJ) (1)
Investment Income:
Dividends	$18,382,810	$17,248,422	$10,281,199	$—		$5,912,431
Foreign taxes withheld	(14,005)	(13,053)	—	—		(27,058)
Income - affiliated	36,978	17,295	13,494	—		67,767
Securities lending income - affiliated	17	—	—	—		17
Total income	18,405,800	17,252,664	10,294,693	—		45,953,157
Expenses:
Investment advisory	5,902,622	3,538,433	2,253,497	(70,222)	(2)	11,624,330
Licensing	590,262	544,374	300,466	—		1,435,102
Printing	74,310	89,008	32,763	(9,179)	(3)	186,902
Officer and Trustees	59,452	54,773	26,519	—		140,744
Insurance	41,235	36,409	19,166	—		96,810
Professional	48,420	52,937	48,932	(81,747)	(3)	68,542
Registration	23,305	23,426	12,395	—		59,126
Custodian	46,432	66,027	88,146	(148,977)	(3)	51,628
Transfer agent	6,773	11,872	10,518	(22,390)	(3)	6,773
Miscellaneous	14,842	13,227	12,557	(23,558)	(3)	17,068
Total expenses	6,807,653	4,430,486	2,804,959	(356,073)		13,687,025
Less fees waived by advisor	(14,325)	(6,833)	(5,232)	—		(26,390)
Total expenses after fees waived	6,793,328	4,423,653	2,799,727	(356,073)		13,660,635
Net investment income	11,612,472	12,829,011	7,494,966	356,073		32,292,522
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	(15,306,651)	29,633,825	13,284,156	—		27,611,330
Options written	26,927,866	8,915,500	5,402,174	—		41,245,540
	11,621,215	38,549,325	18,686,330	—		68,856,870
Net change in unrealized appreciation/depreciation on:
Investments	65,847,061	43,325,087	14,332,485	—		123,504,633
Options written	(6,310,146)	(2,003,046)	293,065	—		(8,020,127)
	59,536,915	41,322,041	14,625,550	—		115,484,506
Total realized and unrealized gain	71,158,130	79,871,366	33,311,880	—		184,341,376
Net Increase in Net Assets Resulting from Operations	$82,770,602	$92,700,377	$40,806,846	$356,073		$216,633,898

(1)	This Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $1,103,146 of which $657,557 was attributable to BDJ and $445,589 was attributable to BDT, respectively.
(2)	Reflects adjustments due to contractual advisory agreement of BDJ.
(3)	Reflects the estimated savings as a result of the Reorganization due to fewer audits and consolidation of custody, legal, printing and other services.

See Notes to Pro Forma Condensed Combined Financial Statements.

B-25

Notes to Pro Forma Condensed Combined Financial Statements
As of April 30, 2011 (Unaudited)

NOTE 1 — Basis of Combination:

The Board of Trustees (the "Boards"), of BlackRock Equity Dividend Trust ("BDV") and BlackRock Strategic Equity Dividend Trust ("BDT" and together with BDV, each a "Target Fund" and, collectively, the "Target Funds") and BlackRock Enhanced Equity Dividend Trust ("BDJ" or the "Acquiring Fund" and, together with the Target Funds, the "Fund" or the "Funds") at a meeting held on September 8-9, 2011 approved two separate proposed tax-free reorganizations in which the Acquiring Fund will acquire substantially of the assets of each Target Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of each Target Fund (the "Reorganizations"). Following the Reorganizations, each Target Fund will terminate its registration under the Investment Company Act of 1940.

In each Reorganization, the outstanding common shares of each Target Fund will be exchanged for newly issued common shares of beneficial interest of the Acquiring Fund, par value $0.001 per share ("Acquiring Fund Shares"). The aggregate net asset value of Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate net asset value (not the market value) of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the direct costs of such Reorganization, as applicable (although shareholders may receive cash for their fractional common shares).

The Reorganizations will be accounted for as a tax-free merger of investment companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at April 30, 2011. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended April 30, 2011. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America ("US GAAP"). As of April 30, 2011, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of BDJ. It is not anticipated that BDJ will sell any securities of the Target Funds acquired in the reorganization other than in the ordinary course of business. The fiscal year end for the Funds is October 31.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective Statements of Additional Information. Such pro forma condensed combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganizations occurred on April 30, 2011. Following the Reorganizations, BDJ will be the accounting survivor.

The costs associated with the Reorganizations, including the costs associated with the shareholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate, except that, since the Acquiring Fund's expenses are expected to be substantially higher than BDV's current expenses, BlackRock Advisors, LLC and its affiliates have decided to cover BDV's costs of the Reorganization. Therefore, the costs associated with BDV's Reorganization will not be borne directly by BDV. Because of the expected benefits for each Fund, and because, over time, the savings attributable to BDJ's participation in each Reorganization outweigh the costs associated with such Reorganization, BlackRock Advisors, LLC recommended, and the Boards have approved, that BDT and BDJ each be responsible for its own Reorganization expenses. The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein. The estimated expenses of the Reorganizations attributable to each Fund are as follows:

Estimated Reorganization Expenses
BDJ	BDV	BDT
$657,557	$628,376	$445,589
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NOTE 2 — Fund Valuation:

US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value its financial instruments at market value using independent dealers or pricing services under policies approved by the Boards. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System ("NASDAQ") are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used unless it is determined that such prior day's price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the option. Over-the-counter ("OTC") options are valued by an independent pricing service or through brokers using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Boards as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Funds might reasonably expect to receive from the current sale of that asset in an arm's length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Boards or a committee thereof.

NOTE 3 — Dividend Achievers Universe:

BDV, BDJ and BDT have been granted a revocable license by Indxis, Inc. ("Indxis") to use the Dividend AchieversTM universe of common stocks. There is no assurance that a Fund would pursue or achieve its investment objective during the period in which it implements these replacement investment policies or strategies. "Indxis" and "Dividend AchieversTM" are trademarks of Indxis and have been licensed for use by BDV, BDJ, and BDT. The products are not sponsored, endorsed, sold or promoted by Indxis and Indxis makes no representation regarding the advisability of investing in any of these three Funds. The Funds are required to pay a quarterly licensing fee, which is shown in the unaudited pro forma condensed combined statement of operations as licensing. Effective May 9, 2011, the Dividend Achievers™ Universe is no longer used by BDV, BDJ and BDT; however, under the terms of the agreements, the Funds continue to pay licensing fees due through the end of its respective agreement with Indxis as follows:

BDJ	BDV	BDT
8/25/11	12/18/11	3/25/12

NOTE 4 — Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of BDJ that would have been issued at April 30, 2011 in connection with the proposed Reorganizations. The number of shares assumed to be issued is equal to the net asset value of shares of BDV and BDT, as of April 30, 2011, divided by the net asset value per share of the shares of BDJ as of April 30, 2011.

The pro forma number of common shares outstanding for the combined Fund consists of the following at April 30, 2011:

Additional Common Shares Assumed Issued In Each Reorganization
Total Outstanding BDJ Shares Pre-Combination	BDV	BDT	Total Outstanding BDJ Shares Post-Combination
71,655,012	69,109,415	37,787,482	178,551,909

B-27

NOTE 5 — Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the twelve-month period ending April 30, 2011 as adjusted, giving effect to the Reorganizations reflects changes in expenses of BDJ as if the Reorganizations were consummated on May 1, 2010. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 6 — Federal Income Taxes:

The Acquiring Fund and each Target Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganizations are consummated, the Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, U.S. federal income taxes. In addition, the Target Funds will make any required ordinary income or capital gain distributions prior to the consummation of their respective Reorganizations, in accordance with provisions of the Code relating to tax-free mergers of investment companies.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which will be subject to the tax loss limitation rules described below because each acquired Target Fund will undergo an "ownership change" for U.S. federal income tax purposes. If both Reorganizations are consummated, the Acquiring Fund's own capital loss carryforwards (and certain unrealized built-in losses, if any) will also be subject to the tax loss limitation rules described below because the Acquiring Fund will also undergo an "ownership change" for U.S. federal income tax purposes, and such limitation might be significant. For each Fund that undergoes an "ownership change," the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific "annual loss limitation amount" (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of the overall eight-year capital loss carryforward limit, as measured from the date of recognition.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of all of the Target Funds and shareholders of the Acquiring Fund (if the Acquiring Fund undergoes an ownership change as described in the preceding paragraph) would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed "qualified dividend income") if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund's expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the "annual loss limitation amount" had the relevant Reorganization occurred, the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur), and the timing of a historic Fund shareholder's disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder's share of such Fund's capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

B-28

NOTE 7 — Pro Forma Calculation:

The accompanying Pro Forma Condensed Combined Financial Statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual Combined Fund financial statements.

NOTE 8 — Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the pro forma condensed combined financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the pro forma condensed combined financial statements.

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APPENDIX C
PROXY VOTING POLICIES
FOR THE BLACKROCK-ADVISED FUNDS

DECEMBER 2009

Table of Contents

I. INTRODUCTION	C-2
II. PROXY VOTING POLICIES	C-3
A. Boards of Directors	C-3
B. Auditors	C-3
C. Compensation and Benefits	C-3
D. Capital Structure	C-3
E. Corporate Charter and By-Laws	C-3
F. Environmental and Social Issues	C-3
III. CONFLICTS MANAGEMENT	C-4
IV. REPORTS TO THE BOARD	C-4

C-1

BLACKROCK-ADVISED FUNDS

PROXY VOTING POLICIES

I. INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

C-2

II.            Proxy Voting Policies

A.   Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D.  Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F.  Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of

C-3

directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III.    CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV.  REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

C-4

APPENDIX D
GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS

In order to manage the risk of its securities portfolio each Fund may engage in Strategic Transactions. Each Fund may engage in such activities in the Advisors discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Fund occur. Each Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

Put And Call Options On Securities

Each Fund may purchase put and call options and sell covered call options on securities. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The purchase of a put option on a debt security could protect a Fund's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect a Fund's against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When a Fund sells call options, it receives a premium as the seller of the option. The premium that a Fund receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Each Fund may engage in options transactions on exchanges and in the over-the-counter markets. Transactions in exchange-listed options and over-the-counter options ("OTC Options") are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

A Fund's ability to close out its position of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are transacted with dealers, financial institutions or other counterparties which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

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Futures Contracts And Related Options

Characteristics. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements. At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that a Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures and Options on Futures. A Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations each Fund currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. Each Fund reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

Segregation and Cover Requirements. Futures contracts and listed or OTC options on securities sold by the Funds are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if a Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to designate on its books and records an ongoing basis, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in a Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Strategic Transactions present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of a Fund's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of a Fund to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that a Fund has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

Regulatory Considerations. Each Fund has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

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